As filed with the SEC on April 28, 2011
Registration No. 333-103174
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. []
Post-Effective Amendment No. 9 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 12 [X]
FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I
(Exact name of registrant)
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(Name of depositor)
82 Devonshire Street, V5A
Boston, Massachusetts 02109
(Address of depositor's principal executive offices)
Depositor's telephone number: (800) 544-8888
_________________________________________________
JEFFREY K. CIMINI
President
Fidelity Investments Life Insurance Company
82 Devonshire Street, V5A
Boston, Massachusetts 02109
(Name and address of agent for service)
___________________________________________________________
Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
Individual Variable Life Contracts -- The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 of the Investment Company Act of 1940, as amended.
It is proposed that this filing will become effective (check appropriate space):
immediately upon filing pursuant to paragraph (b) of rule 485
X	on April 30, 2011, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on ______, pursuant to paragraph (a) (1) of rule 485
	75 days after filing pursuant to paragraph (a) (2) of rule 485	Page _ of _
	on , pursuant to paragraph (a) (2) of rule 485	Exhibit Index Appears on Page __

Title of Securities Being Registered: Interests in Flexible Premium Variable Universal Life Insurance Policy and . Flexible Premium Survivorship Variable Universal Life Insurance Policy

Fidelity Investments Variable Life Account I

Prospectus for:

Fidelity Lifetime Reserves®
Flexible Premium Variable Universal Life Insurance Policy

and

Fidelity Lifetime Reserves®
Flexible Premium Survivorship Variable Universal Life Insurance Policy

Issued by

Fidelity Investments Life Insurance Company

Dated April 30, 2011

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by a current prospectus for the Money Market Investment Option or for all available Investment Options.

The Policies are not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in the prospectus.

Investment Company Act of 1940 File no. 811-5258
VUL-pro-0411
1.796104.109

Prospectus Contents

Summary of the Benefits and Risks of the Policies
Benefit Summary	3
Risk Summary	5
Risk/Benefit Summary: Fee Tables	7
General Description of Policy
Purchasing a Policy	10
Free Look Period	10
Selecting and Changing the Beneficiary	11
Death of Owner	11
Transferring Ownership and Assigning Policy Rights	12
Other Benefits and Riders	12
Premiums, Policy Account Values and Investment Option Values	13
Death Benefit and Insurance Proceeds	15
Extended Maturity	19
Facts About the Insurance Company, Variable Account, Investment Options and Fixed Account
Fidelity Investments Life Insurance Company	20
The Variable Account	20
Investment Options and Funds	20
Voting Rights	23
Resolving Material Conflicts	23
Changes in Investment Options	24
The Fixed Account	24
Making Exchanges Among Investment Options and Fixed Account	24
Dollar Cost Averaging	27
Automatic Rebalancing	27
More About the Policy and the Variable Account
Charges and Deductions	28
Surrenders and Partial Withdrawals	30
Signature Guarantee or Customer Authentication	31
Loans	31
Policy Lapse and Reinstatement	33
Tax Considerations	34
Legal Proceedings	36
Financial Statements	36
Glossary	36

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Summary of the Benefits and Risks of the Policies

This summary describes the important features of the Fidelity Lifetime Reserves® variable universal life insurance policy ("Single Life Policy") and survivorship variable universal life insurance policy ("Survivorship Life Policy") offered by Fidelity Investments Life Insurance Company ("we" or "FILI"). The features of each Policy are the same, unless we specify differences in this prospectus. A glossary defining capitalized terms is included in the back of the prospectus. Please read the entire prospectus for important details.

BENEFIT SUMMARY

We will pay Insurance Proceeds to the named Beneficiaries: upon the death of the single insured person ("Insured") under the Single Life Policy; or upon the death of the last survivor of the two insured persons ("Insureds") under the Survivorship Life Policy.

You, as the Policy's Owner(s), pay the Premiums and name the Beneficiaries. You may designate yourself as Insured, or in appropriate situations, designate another person or persons as Insured(s).

The Policy also allows you, the Owner(s), to seek long-term asset growth on a tax-deferred basis by investing in one or more of the fifty-one Investment Options and/or in the Fixed Account. Your investment in the Policy is reflected in a Policy Account Value, and the Policy gives you access to your Policy Account Value in several ways.

APPLICATION AND PREMIUMS

To purchase a Policy, you first complete an application form ("Application") and provide information about the Insured(s). We will evaluate our risk and, if approved, assign the Insured(s) to an Underwriting Class. You will also need to make an initial Premium payment.

After the Policy is issued, you are not required to pay Premiums according to any particular schedule. You will, however, need to make enough Premium payments to avoid Lapse (termination of the Policy without value). You may greatly increase the risk of Lapse if you do not regularly pay sufficient Premiums.

Free Look Period. When you receive your Policy, the Free Look Period begins. This period is at least ten (10) days, or more if required by state law. You may return the Policy during this period and receive a refund in accordance with state law. See "Free Look Period" below.

Use of Premiums. Generally, we credit Premium payments, less applicable State Tax Charges, to your Policy Account Value, and allocate them to the Investment Options and the Fixed Account according to your instructions.

No-Lapse Guarantee. Your Policy will specify your Planned Annual Premium. Your Policy will not Lapse during your Policy's No-Lapse Guarantee Period if, on each monthly Policy Processing Day, your total Premium payments, less any Loans, Partial Withdrawals and outstanding interest and charges, are at least as much as if you had paid 1/12 of the Planned Annual Premium each month. The No-Lapse Guarantee period of a Single Life Policy is 10 (ten) years if the Insured's Issue Age is 70 or less; for other Single Life Policies and for all Survivorship Life Policies, this period is 5 (five) years.

No-Lapse Guarantee is not available in all states.

DEATH BENEFIT AND INSURANCE PROCEEDS

We will pay Insurance Proceeds based on the Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured while a Survivorship Life Policy is in force.

Insurance Proceeds. The Insurance Proceeds will be the Death Benefit, less any Loan Balance and any Accelerated Benefits paid (including principal and accrued interest), and any Monthly Deductions due but unpaid at death.

Death Benefit Options. You will select a Face Amount, and choose between two Death Benefit options under the Policy. Under Death Benefit Option A, the Death Benefit is generally the fixed Face Amount you select. Increases in the Policy Account Value in an Option A Policy will normally decrease the insurance company's Net Amount at Risk, on which the Cost of Insurance charges are based. For the same reason, decreases in the Policy Account Value will increase the Net Amount at Risk and increase your Cost of Insurance charges.

Under Death Benefit Option B, the Death Benefit is generally the sum of the fixed Face Amount you choose and the Policy Account Value. The Option B Death Benefit generally varies with the Policy Account Value.

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You will also choose one of two tax tests to be applied to your Policy, so that the Policy can be treated as life insurance under Federal tax law. In some circumstances, these tests may increase the Death Benefit and Cost of Insurance under Option A or Option B.

Extended Maturity. If an Insured is alive when the Policy reaches its Extended Maturity date, the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value. No new Premiums will be accepted, but the Owner retains other rights under the Policy as described in "Extended Maturity" below. The Extended Maturity date is: for a Single Life Policy, the Policy Anniversary nearest the Insured's 100th birthday; for a Survivorship Life Policy, the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. Insurance Proceeds immediately after the Extended Maturity date may be far less than before that date.

This feature does not apply in Florida. See "Extended Maturity - Florida Residents" for more information.

POLICY ACCOUNT VALUE AND CASH SURRENDER VALUE

Policy Account Value is the total value of your accounts in the Investment Options, the Fixed Account and the Loan Collateral Account. Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and unpaid charges due.

Policy Account Value and Cash Surrender Value may vary from day to day, depending on the investment performance of the Investment Options you choose, interest we credit to the Fixed Account, transactions you request, Loan interest and collateralization, and periodic charges.

  Investment Options

You may direct your Net Premiums to one or more of fifty-one Investment Options of Fidelity Investments Variable Life Account I (the "Variable Account"). Each Investment Option invests exclusively in one of the mutual funds ("Funds") described in "The Funds" below. The Funds are managed or sub-advised by Fidelity Management & Research Company ("FMR"), Strategic Advisers®, Inc. ("Strategic Advisers"), an affiliate of FMR, Geode Capital Management, LLC ("Geode"), Morgan Stanley Asset Management Inc. ("Morgan Stanley"), Credit Suisse Asset Management, LLC ("Credit Suisse"), Lazard Asset Management, LLC ("Lazard"), and Invesco Advisers, Inc. ("Invesco"). Each Fund has its own investment objectives, policies and risks, as described in its separate Fund prospectus, and if available, summary prospectus. Except for the Fidelity VIP Money Market Fund, each Fund is intended as a long-term investment.

Some of the Funds are managed by FMR: Fidelity VIP Asset Manager, Fidelity VIP Asset Manager: Growth, Fidelity VIP Balanced, Fidelity VIP Consumer Discretionary, Fidelity VIP Consumer Staples, Fidelity VIP Contrafund®, Fidelity VIP Disciplined Small Cap (sub-advised by Geode), Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Energy, Fidelity VIP Equity Income, Fidelity VIP Financial Services, Fidelity VIP Growth, Fidelity VIP Growth & Income, Fidelity VIP Growth Opportunities, Fidelity VIP Growth Stock, Fidelity VIP Growth Strategies, Fidelity VIP Health Care, Fidelity VIP High Income, Fidelity VIP Index 500, Fidelity VIP Industrials, Fidelity VIP International Capital Appreciation, Fidelity VIP Investment Grade Bond, Fidelity VIP Materials, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Real Estate, Fidelity VIP Strategic Income, Fidelity VIP Technology, Fidelity VIP Telecommunications, Fidelity VIP Utilities, Fidelity VIP Value, Fidelity VIP Value Leaders, and Fidelity VIP Value Strategies.

Others are managed by Strategic Advisers, an affiliate of FMR: Fidelity VIP FundsManager® 20%, Fidelity VIP FundsManager® 50%, Fidelity VIP FundsManager® 70%, Fidelity VIP FundsManager® 85%, Fidelity VIP Investor Freedom® 2005, Fidelity VIP Investor Freedom® 2010, Fidelity VIP Investor Freedom® 2015, Fidelity VIP Investor Freedom® 2020, Fidelity VIP Investor Freedom® 2025, Fidelity VIP Investor Freedom® 2030, and Fidelity VIP Investor Freedom Income®.

Other funds are managed by:

Credit Suisse: Credit Suisse International Equity Flex III

Invesco: Invesco Van Kampen V.I. Global Value Equity

Lazard: Lazard Retirement Emerging Markets Equity

Morgan Stanley: Morgan Stanley Emerging Markets Debt, Morgan Stanley Emerging Markets Equity, and Morgan Stanley Global Tactical Asset Allocation

  Fixed Account

You may currently allocate funds to the Fixed Account, a part of our general account that earns interest at fixed rates. We may restrict the Fixed Account's availability from time to time. We guarantee that amounts allocated to the Fixed Account will earn interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule. The fixed rate will be reset periodically. Any Funds in the Fixed Account do not fluctuate with the investment performance of our general account or of the Investment Options.

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  Exchanges

You may currently transfer or "Exchange" money among the Investment Options without charge. We reserve the right to charge if you Exchange on more than twelve days during a calendar year. You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account, but the total of such transfer plus any Premium payment amounts allocated to the Fixed Account during that Policy Year may not exceed $20,000. Additional Exchange policies and restrictions are described in detail in "Exchanges Among Investment Options."

SURRENDERS AND PARTIAL WITHDRAWALS

At any time while the Policy is in force, you may make a request to Surrender your Policy or to take a Partial Withdrawal of $500 or more. Upon Surrender, we will send you the Cash Surrender Value of the Policy, and the Policy will terminate. A Partial Withdrawal will reduce the Policy Account Value, Cash Surrender Value and the Death Benefit. There are no fees imposed upon Surrenders or Partial Withdrawals.

LOANS

After the first Policy Year, you may borrow money from FILI using the Policy as the only collateral for the Loan. At the time we lend you the money, we will transfer an equivalent amount from your Investment Options and Fixed Account into a Loan Collateral Account as collateral. We will charge you 6% per year on outstanding Loan Balances. The Loan Collateral Account earns 4% per year in the first ten Policy Years, and 5.75% per year thereafter.

You may repay Loans at any time and on any schedule while the Policy is in force.

ADDITIONAL BENEFITS AND RIDERS

The Single Life Policy includes an Accelerated Benefit that allows you to request payment of up to the lesser of 50% of the Net Amount at Risk or $250,000 as a living benefit, in the event the Insured is diagnosed with a terminal illness as defined in the Policy.

The Accelerated Benefit is not available in all states.

For additional charges, and subject to underwriting, you may also add these optional benefits to a Single Life Policy: (a) Children's Term Rider; and/or (b) either Total Disability Premium Payment Rider or Total Disability Waiver of Monthly Deductions Rider.

For additional charges, and subject to underwriting, you may also add the Total Disability Premium Payment Rider, on one or both Insureds, to a Survivorship Life Policy. An Estate Protection Rider may also be added to the Survivorship Life Policy, subject to underwriting.

RISK SUMMARY

INVESTMENT RISK

Investment Options. This Policy is designed for Death Benefit protection and long term asset growth. This Policy is not a short-term savings vehicle. You bear the risk that the investment performance of any Investment Options you select will be unfavorable and that the Policy Account Value will decrease. You could lose everything you invest. A comprehensive discussion of the risks of each underlying Fund may be found in the Fund's prospectus, and if available, summary prospectus.

Fixed Account. We credit Premiums you allocate to the Fixed Account with interest at a fixed rate. You bear the risk that the rate may decrease, although it will never be lower than the guaranteed rate stated in your Policy Schedule. In addition, because the Fixed Account interest rate is set for as long as 15 months, during periods of rising general interest rates you may earn less competitive rates in the Fixed Account than in variable or shorter-term instruments. Finally, the Fixed Account is subject to our claims-paying ability.

RISK OF LAPSE

If your Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy will be in Default. The Cash Surrender Value may decline for several reasons, including negative investment performance, the Policy's regular monthly charges, and any Partial Withdrawals or Loans you take out. We will notify you of any Default and explain that your Policy will Lapse, that is, terminate without value, unless you make sufficient Premium payments during the 61-day Grace Period. You may reinstate a Lapsed Policy if you meet certain requirements.

CREDIT RISK

As with any life insurance Policy, the Death Benefit guarantees, Rider guarantees and Fixed Account obligations depend on our ability to make payments. You are encouraged to review our financial statements, which are updated annually and available upon request in the Statement of Additional Information ("SAI").

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TAX RISKS

We believe, but do not guarantee, that the Policy should be considered a life insurance Policy under Federal tax law. This means that, if you do not take out a Loan, Partial Withdrawal or Surrender, you should not be deemed to have received any distributions or income from the Policy for Federal tax purposes. Moreover, the Beneficiaries should be able to exclude the Insurance Proceeds from their gross incomes, and generally should not have to pay income tax on these proceeds. Estate taxes may, however, apply. In the event the Policy were determined not to be a life insurance Policy for Federal tax purposes, however, you may be considered to be in constructive receipt of Policy Account Value, with uncertain tax consequences, and the Insurance Proceeds may be treated as taxable income to the Beneficiary.

Distributions from the Policy may be treated in two ways. If you pay Premiums in excess of certain tax guidelines, the Policy may be treated as a Modified Endowment Contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then distributions from Surrenders, Partial Withdrawals and Loans will be taxable as ordinary income to the extent there are earnings in the Policy, and taxable amounts withdrawn prior to the Owner's age 59 1/2 may also be subject to a 10 percent IRS penalty. If the Policy is not a MEC, these distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income, and generally will not be subject to the 10 percent IRS penalty.

Existing tax laws that benefit this Policy may be changed at any time.

You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

PARTIAL WITHDRAWAL RISK

Partial Withdrawals increase the risk of Lapse and reduce the Policy Account Value, Cash Surrender Value and Insurance Proceeds.

Partial Withdrawals may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

LOAN RISKS

A Policy Loan may reduce benefits, increase costs, and increase the risk of Lapse.

First, if you take a Policy Loan, we will transfer the Loan amount from the Investment Options and Fixed Account, into the Loan Collateral Account. This reduces the Cash Surrender Value and Insurance Proceeds while the Loan is outstanding.

Second, a Policy Loan, whether or not repaid, will affect Policy Account Value and Cash Surrender Value over time, because the amounts held in the Loan Collateral Account will not participate in the Investment Options or Fixed Account while the Loan is outstanding.

Third, you will pay interest on Loan balances while the Loan is outstanding.

Fourth, a Policy Loan increases the risk of Lapse by reducing the Cash Surrender Value while the Loan is outstanding.

Policy Loans may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

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RISK/BENEFIT SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer assets between the Funds.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
State Tax Charge[1]	Upon any Premium payment	2.25%-3.5% of Premium payment based on applicable state tax rate
Sales Charges (Loads)	N/A	None
Surrender/Withdrawal Charges	N/A	None
Exchange Fees[2]	Upon Investment Option Exchanges above 12 per year	Up to $20 (Not currently charged)
Funds' Short-Term Redemption Fee[3]	Upon redemptions (including Exchanges) of interests in Investment Options held for less than 60 days	1% of amount redeemed

1 This charge is for applicable state taxes assessed as a percentage of Premiums received by the Company. Applicable state taxes vary between jurisdictions, and are subject to change in the event of a change in the applicable tax rate. The Company will charge only the applicable tax rate. We currently deduct only for state taxes, and not local taxes. We may begin charging for local taxes in the future, but will only do so after providing written notice to Owners. See "State Tax Charge," below.

2 You may generally make Investment Option Exchanges on up to 12 business days per calendar year free of charge.

3 The Funds that impose this fee are: Fidelity VIP Consumer Discretionary Portfolio, Fidelity VIP Consumer Staples Portfolio, Fidelity VIP Energy Portfolio, Fidelity VIP Industrials Portfolio, Fidelity VIP Financial Services Portfolio, Fidelity VIP Health Care Portfolio, Fidelity VIP International Capital Appreciation Portfolio, Fidelity VIP Materials Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Technology Portfolio, Fidelity VIP Telecommunications Portfolio and Fidelity VIP Utilities Portfolio. Any short-term redemption fees are retained by the Funds and are part of the Funds' assets.

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The following table describes the fees and expenses that you will pay periodically during the time that you own a Single Life Policy, not including the underlying Funds' fees and expenses.

SINGLE LIFE POLICY PERIODIC CHARGES (OTHER THAN THE FUNDS' OPERATING EXPENSES)
CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED
MANDATORY CHARGES
Cost of Insurance[4] (per $1,000 of Net Amount at Risk)	Monthly
• Minimum • Maximum • Representative Insured (45-year-old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.029 per $1,000 Maximum: $83.33 per $1,000 Representative: $0.0625 per $1,000 (first ten years)
Policy Charge	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually Years 21+: 0.40% annually
RIDER CHARGES (OPTIONAL)
Children's Term Rider	Monthly	$5

Total Disability Waiver of Monthly Deductions Rider

(per $1.00 of Monthly Deduction Waiver)[4]

• Minimum

• Maximum

• Representative Insured

(45-year-old male nonsmoker, preferred class,
$1 million Face Amount policy)

	Monthly	Minimum: $0.03 per $1 Maximum: $0.362 per $1 Representative: $0.064 per $1

Total Disability Premium Payment Rider

(per $1.00 of Disability Benefit Amount)[4]

• Minimum

• Maximum

• Representative Insured

(45-year-old male nonsmoker, preferred class,
$1 million Face Amount policy)

	Monthly	Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.039 per $1
POLICY LOAN INTEREST RATES (Loans are optional; for details, see "Loans") • Charged on Loan Balance • Credited on Loan Collateral Account	Annual Rates	All Policy Years: 6% Policy Years 1-10: 4% Policy Years 11+: 5.75%

4 The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charges shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433. "Net Amount at Risk" is the Death Benefit less the Policy Account Value, and reflects the insurance company's financial risk in the event of the Insured's death. See "Charges and Deductions."

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The following table describes the fees and expenses that you will pay periodically during the time that you own a Survivorship Life Policy, not including the underlying Funds' fees and expenses.

SURVIVORSHIP LIFE POLICY PERIODIC CHARGES (OTHER THAN THE FUNDS' OPERATING EXPENSES)
CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED
MANDATORY CHARGES
Cost of Insurance[5] (per $1,000 of Net Amount at Risk)	Monthly
• Minimum • Maximum • Representative Insureds (55 year old male nonsmoker, preferred class, and 50 year old female nonsmoker, preferred class)		Minimum: $0.0001 per $1,000 Maximum: $83.33 per $1,000 Representative (1st year): $0.00208 per $1,000
Unit Charge (per $1,000 of Face Amount or Face Amount Increase)	Monthly for 36 months after Issue or Face Amount Increase	$0.05 per $1000 (current charge) $0.10 per $1000 (guaranteed maximum charge)
Policy Charge	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually Years 21+: 0.40% annually
RIDER CHARGES (OPTIONAL)
Estate Protection Rider	N/A	None

Total Disability Premium Payment Rider

(Per $1.00 of Disability Benefit Amount) (Single Insured Rate: charges apply to each Insured selected for coverage)[5]

• Minimum

• Maximum

• Representative Insured

(55 year old male nonsmoker, preferred class)

	Monthly	Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.072 per $1
POLICY LOAN INTEREST RATES (Loans are optional; for details, see "Loans") • Charged on Loan Balance • Credited on Loan Collateral Account	Annual Rates	All Policy Years: 6% Policy Years 1-10: 4% Policy Years 11+: 5.75%

5 The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charge shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433. "Net Amount at Risk" is the Death Benefit less the Policy Account Value, and reflects the insurance company's financial risk in the event of the Insureds' death. See "Charges and Deductions."

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The next item shows the current minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time you own the Policy. These expenses are deducted from Fund assets, and include management fees and all other expenses. Fund operating expenses are subject to change. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

FUNDS' OPERATING EXPENSES
	Minimum	Maximum
FUNDS' TOTAL ANNUAL OPERATING EXPENSES (as a percentage of assets)	0.10%	2.43%

General Description of Policy

The Policy belongs to you, the Owner(s) named in the Application or in a later valid assignment or transfer. While any Insured is living, the Owner(s) may exercise all of the rights and options described in the Policy.

A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership. If there are two Owners, both Owners must act together to change Beneficiaries, change the Death Benefit, or to request payment transactions, such as Surrenders, Partial Withdrawals, Loans and Accelerated Benefit payments. Either Owner may exercise other Policy rights, consistent with our then-current procedures.

PURCHASING A POLICY

We offer the Policies only in states in which we have obtained the necessary approval. To purchase a Policy, you must submit a completed Application to us at our Home Office. The minimum initial Face Amount is $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. The Single Life Policy is available if the Insured is generally between the Issue Ages of 0-85, and the Survivorship Life Policy is available generally only if both Insureds are between the Issue Ages of 21-90. We may permit exceptions to these rules in some cases. In addition, product terms and Policy availability may vary depending on applicable state requirements.

We must receive evidence of insurability, usually including a medical examination of each named Insured, that satisfies our underwriting standards before we will issue a Policy. If any proposed Owner is not also an Insured, we may also require evidence that the proposed Owner and/or the Beneficiaries have insurable interests, consistent with applicable law, in the life of each Insured. We reserve the right to modify our underwriting requirements at any time, and to reject an Application for any reason permitted by law.

Insurance coverage under the Policy will take effect on the Policy Date stated in your Policy, provided all of the following three conditions are met: (1) when we issue the Policy to you, each proposed Insured is alive and in the same condition of health as described in the Application, (2) the Minimum Initial Premium has been paid (see "Minimum Initial Premium" below), and (3) the Application and any other forms we require have been completed and returned to our Service Center. The printed Policy, together with the Application and other materials you may submit, and any Riders, endorsements or amendments attached to the Policy will constitute the entire Policy. Only the President, Secretary or Assistant Secretary of FILI will have the power to change the Policy or waive any Policy provision on our behalf.

In certain states, we may in our discretion issue a Conditional Receipt prior to issuance of a Single Life Policy. Any Premiums paid prior to issuance will be held in a non-interest bearing suspense account during the underwriting process. If the Insured dies before we issue a Single Life Policy, our liability is limited to the Premium payment amount evidenced by the Conditional Receipt unless all conditions therein are met. We will, however, pay the Insurance Proceeds in the event of the death of the Insured prior to issuance of a Single Life Policy, if, and only if: (a) we receive evidence of the Insured's insurability as of the date of the Application that is acceptable to us; and (b) this evidence shows that the Insured qualified for our Standard Underwriting Class or a higher class when the Conditional Receipt was issued.

FREE LOOK PERIOD

The law of the state in which your Policy is issued or delivered provides you with the right to cancel the purchase of your Policy for a limited period of time. The period varies by state, but is never less than ten days from the day you receive your Policy. We assume it will take five days from the day we mail the Policy until you receive it.

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In most cases, money is initially placed in the Money Market option, and in most cases it remains there for the entire Free Look Period, but in certain situations described below it leaves the Money Market option before the Free Look Period ends.

In some states the length of the Free Look Period may be different depending on the source of funds, the age of the purchaser, or for some other reason.

If state law requires that we return your initial Premium payment without adjustment for investment experience during all or a portion of the Free Look Period, then during this period, all Net Premiums will be placed in the Fidelity VIP Money Market Fund. At the close of the Valuation Day in which this period expires, we will transfer your money to the Funds and/or to the Fixed Account as you specify in the Application process or in any later instructions you give us.

To cancel the purchase of your Policy, return it to our Service Center before the end of the Free Look Period, together with a written cancellation request. You may not do this by telephone, fax or through the Internet. If you cancel the Policy during the Free Look Period, the Company will refund: your Premium payments without adjustment for investment performance only if required by state law; otherwise the value of your Premium payments adjusted for the investment performance of the Investment Options you selected, as of the date the notice of cancellation is received. A free-looked Policy will be considered void from the beginning.

SELECTING AND CHANGING THE BENEFICIARY

The Beneficiaries are those persons properly shown in the Company's records as being Beneficiaries on the date of death of the Insured for a Single Life Policy, and the date of death of the last surviving Insured for a Survivorship Life Policy. The Beneficiaries will receive the Insurance Proceeds after the death of all Insured(s). You name Beneficiaries initially in the Application. You may change Beneficiaries in accordance with our procedures at any time while an Insured is alive, as described below.

You may designate Beneficiaries as Primary and Contingent. These designations are described below. You may also request alternate forms of Beneficiary designation, subject to our acceptance. We reserve the right to reject any Beneficiary designation we deem to be not administrable.

You can designate several Primary or several Contingent Beneficiaries. The Primary Beneficiaries that survive all Insured(s) share in any Insurance Proceeds. Shares will be equal, unless you provide otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive.

If no Primary Beneficiary survives all Insured(s), then the surviving Contingent Beneficiaries will share the Insurance Proceeds. Each Contingent Beneficiary will receive an equal share of the Insurance Proceeds, unless you have instructed us otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive. No Contingent Beneficiary will receive any Insurance Proceeds unless all of the Primary Beneficiaries die before the death of the last surviving Insured.

If you designate Beneficiary shares, your instructions must specify each share as a whole number percentage. If the total does not equal 100% for the class receiving payment (Primary or Contingent), each Beneficiary's share will be determined by using a fraction, the numerator of which is the stated percentage for the Beneficiary, and the denominator of which is the total of the percentages for the Beneficiaries who will receive payment.

If all named Beneficiaries die before the death of the last surviving Insured, we will pay the Insurance Proceeds to any surviving Owner(s). If no Owner survives, we will pay the estate of the last surviving Owner.

The consent of each irrevocable Beneficiary, if any, is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and exchanging among Investment Options and the Fixed Account.

You can change any Beneficiary, other than an irrevocable Beneficiary, while an Insured is alive by providing us with written notice, in a form acceptable to us. We reserve the right to reject any Beneficiary designation that we deem to be not administrable, and may in our discretion require evidence that the proposed Beneficiary has an insurable interest, consistent with applicable law, in the life of each Insured. Any Beneficiary change is effective as of the date we receive your written notice in good order. We are not liable for any payment or other actions we take consistent with valid Beneficiary designations we have on file at the time of the payment or action.

A Beneficiary generally may not pledge, commute, or otherwise encumber or transfer payments under the Policy before they are due.

DEATH OF OWNER

If you, the Owner, are not an Insured and if you die while an Insured is still alive, ownership of the Policy will generally pass to your estate. If you are the Insured under a Single Life Policy or the second Insured to die under a Survivorship Life Policy, we will pay Insurance Proceeds upon your death as described below under "Death Benefit."

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TRANSFERRING OWNERSHIP AND ASSIGNING POLICY RIGHTS

Any Owner may request to transfer his or her ownership interest of the Policy to a new Owner by providing a written notice to us at any time while an Insured is alive. If you transfer ownership, your ownership rights terminate and the new Owner will succeed to all of your rights under the Policy. Transferring ownership does not change the Beneficiary, and all such transfers are subject to any outstanding Policy Loan.

You may also request to assign specific Policy rights to a creditor as collateral for a new or pre-existing obligation. Such an assignment does not cause a change of ownership, but your ownership rights and the interests of any Beneficiary will be subject to the assignment. Assignments of rights are subject to any outstanding Policy Loan. We may require the written consent of a collateral assignee to exercise certain Policy rights, such as Surrenders, withdrawals, Loans and the Accelerated Benefit Payments.

We may in our discretion require evidence that any proposed transferee or assignee has an insurable interest, consistent with applicable law, in the life of the Insured, and we may refuse a request for a transfer of ownership or for an assignment for any reason as permitted or required by law.

With respect to ownership transfers or assignments of Policy rights, we are not:

  bound by any ownership transfer or assignment unless and until we receive a written notice of the transfer or assignment in good order at our Service Center;
  responsible for the validity of any ownership transfer or assignment or determining the extent of an assignee's interest;
  liable for any payment we make before we receive written notice of the transfer or assignment at our Service Center; or
  bound by an ownership transfer to more than one person, except for transfers to married couples and to unmarried individuals where required by law.

Transferring ownership of the Policy or assigning Policy rights may have tax consequences. See "Tax Treatment." You should consult a qualified tax advisor before making any transfer or assignment.

OTHER BENEFITS AND RIDERS

PLEASE NOTE: "Benefits" are included with each Policy for no additional charge. "Riders" are separate forms that can be added to your Policy, usually for additional costs, to provide additional insurance benefits. You must generally apply for Rider coverage when you apply for the Policy itself. We may decline or limit Rider coverage in accordance with our underwriting standards or for any reason permitted by law. Riders may not be available in all states. Rider forms may vary from state to state.

The Benefit and Rider descriptions below are summaries only; you should review the Benefit and Rider forms themselves for more complete terms and conditions.

1. SINGLE LIFE POLICY BENEFIT AND RIDERS

  Accelerated Benefit. This benefit allows you to request partial payment of the Insurance Proceeds as a living benefit if the Insured is diagnosed with a terminal illness and is expected to live less than 12 months. We may require evidence of the terminal illness, as defined in the Benefit, before making payment. The amount available as a benefit is up to fifty percent (50%) of the Net Amount at Risk (Death Benefit less Policy Account Value), up to a maximum of $250,000. We place a lien against the Insurance Proceeds equal to the amount of the Accelerated Benefit payment, plus interest at an annual rate of six percent (6%) from the date of Accelerated Benefit payment until the time of death; the lien has the effect of reducing the Insurance Proceeds payable at death. After a payment of this benefit, we will continue to make Monthly Deductions based on the entire Net Amount at Risk. A payment of this benefit will not affect the Policy Account Value, Cash Surrender Value or Policy Loans. This benefit is included as part of your Single Life Policy for no additional charge. This benefit is not available in all states.

Receipt of Accelerated Benefit payments may have tax consequences. You should consult a qualified tax advisor before requesting any Accelerated Benefit payment.

  Children's Term Rider. This Rider provides $10,000 term life insurance coverage on each of the Insured's children named in the Application and on each child later born to or adopted by the Insured. Coverage initially applies to each child over 14 days and under 18 years old while the Rider is in effect, and terminates on the earlier of the Insured's age 65 or as each child turns age 25. You can apply for this Rider at the time of Application for the Policy or at the birth or legal adoption of the first child of the Insured. See the Rider for complete details of the coverage.
  Total Disability Riders. You can purchase one of two total disability Riders, in connection with your initial Policy application, as long as the Insured is at least 18 and under 65 when the Policy is issued.

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Total Disability Premium Payment Rider. This Rider provides that during periods of the Insured's total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of the one-twelfth (1/12) of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met.

Total Disability Waiver of Monthly Deductions Rider. This Rider provides that during periods of the Insured's total disability, as defined in the Rider, Monthly Deductions under this Policy will be waived while total disability continues and other requirements are met.

Limitations On Both Total Disability Riders. If the Insured's total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured's age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured's age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured's age 60, the benefits will continue as long as the Insured remains totally disabled. You can only elect one of the two Total Disability Riders. We reserve the right to require evidence of the disability before making payment under these Riders, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.

2. SURVIVORSHIP LIFE POLICY RIDERS

  Total Disability Premium Payment Rider(s). This Rider can be purchased for either or both Insureds in connection with your initial Policy Application. It provides that during periods of the covered Insured(s)' total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of one-twelfth (1/12) of the Planned Annual Premium or $2500, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met. If the Insured's total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured's age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured's age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured's age 60, the benefits will continue as long as the Insured remains totally disabled. We reserve the right to require evidence of the disability before making payment under this Rider, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.
  Estate Protection Rider. This Rider provides a limited additional term life insurance benefit in the event that both Insureds die during the first four (4) Policy Years. You may apply for this Rider in connection with your initial Policy application. See the Rider for complete details of the coverage.

PREMIUMS, POLICY ACCOUNT VALUES AND INVESTMENT OPTION VALUES

1. PREMIUMS

The Policy is a flexible Premium Policy. This means that, subject to certain requirements described below, you may decide when to make Premium payments and in what amounts.

  Minimum Initial Premium

You must make a Minimum Initial Premium in order for coverage to take effect. Your Minimum Initial Premium will be at least: the Planned Annual Premium if you have selected an annual payment schedule; one-half the Planned Annual Premium if you have selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two month's worth), if you have elected a monthly payment schedule using automatic electronic funds transfer (EFT). We calculate the Minimum Initial Premium based on several factors, including your choice of Face Amount, the Insured's age, sex (in most states) and underwriting classification, and, for a Survivorship Life Policy, by Rider selected.

  Subsequent Premium Payments

After you pay the first Premium, you can pay subsequent Premiums at any time. Each subsequent Premium payment must be at least $50.

When the Policy is issued, we will provide you with a planned Premium payment schedule reflecting your choice of an annual or semi-annual payment schedule, or a monthly payment schedule if you make payments under our EFT (electronic funds transfer) program. You may select a monthly EFT payment schedule of $100 or more for us to automatically deduct Premiums from your bank account, or from your eligible Fidelity mutual fund or brokerage account.

You are not required to pay Premiums according to the planned Premium payment schedule. It is your responsibility, however, to pay enough Premiums to avoid Lapse of the Policy. For additional information, please see "Lapse and Reinstatement" and "No-Lapse Guarantee," below.

We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, (1) the Premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code (see "Federal Tax Considerations"); or (2) the Premium would make your Policy a MEC under the Internal Revenue Code (see "Federal Tax Considerations"); or (3) the Premium would increase the Net Amount at Risk, unless you provide us with satisfactory evidence of each Insured's insurability. This could occur if the Death Benefit is based on the Policy Account Value times the applicable Internal Revenue Code factor. See "Death Benefit" below.

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If you have an outstanding Policy Loan, you should instruct us whether to credit your payments either as Premium payments or as Loan repayments. (See "Policy Loans.") Finally, you may not pay any Premiums after the Policy's Extended Maturity date, although you may make Loan repayments after that date. (See "Extended Maturity.")

  Method of Payment

You may pay for the Premiums with a personal check drawn on a U.S. bank subject to our approval. We reserve the right to refuse a personal check for any reason. You may also make Premium payments by moving money from your Fidelity mutual fund or brokerage account, or under our EFT program. You may also request that we accept proceeds from another life insurance contract in a transaction that qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code. However, if we agree to process a requested 1035 exchange, we are responsible only for actions we take and are specifically not responsible for the performance of the transferring insurance company, for the timing of the transfer or for any adverse tax consequences.

  Purchase Payments Made with Returned Checks or Unfunded Electronic Funds Transfers

If you make a Premium payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your Premium payment is made by an electronic funds transfer that is later reversed due to lack of funds in the bank account from which the transfer was made or for any other reason, we will: (1) reverse the transaction; and (2) if the reversal results in a loss of more than one thousand dollars ($1,000.00) to us, redeem a sufficient number of Investment Option units at the then-current unit values to provide us with an amount equal to the loss. Money will be taken proportionately from all of the Investment Options and the Fixed Account in which you are invested.

If you do not have sufficient value in your Cash Surrender Value, we may take legal action against you to recover any remaining losses we have incurred.

Any redemption we make under this provision may result in a taxable event to you, just as for any other withdrawal.

  Allocating Premiums Among Investment Options and Fixed Account

You choose how to allocate your Premium payments among the Investment Options and the Fixed Account, and the percentage to be allocated to each. These options are described below, under "Investment Options and Funds" and "The Fixed Account."

For the initial Premium payment, you choose the allocation on the Application or otherwise in writing before the Policy is issued. During the Free Look Period, Premiums will be credited as described in the "Free Look Period" above. After the Free Look Period, additional Net Premiums allocated to the Investment Options will be credited to your Policy based on the next computed value of an Investment Option unit following receipt of your payment at the Service Center. Net Premiums allocated to the Fixed Account will be credited under your Policy as of the date the payment is received at our Service Center.

For subsequent Premium payments, you may send allocation instructions to our Service Center in accordance with our then-current procedures. We do not accept instructions by fax or electronic mail. If you make a subsequent Premium payment and do not give us allocation instructions for it, we will allocate it among the Investment Options and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt in good order at our Service Center, and will apply only to Premium payments received on or after that date.

Instructions may be expressed in dollars or in percentages. All instructions must be in whole numbers, not decimals or fractions. If you give us instructions that are unclear or incomplete, your Premium payment and any future Premium payments will be allocated to the Money Market Investment Option until we receive instructions that are clear and complete. Instructions may be unclear or incomplete if percentage allocations do not total 100% or for some other reason. In the case of incomplete or unclear instructions, we will not be responsible for changes in unit values or for lost market opportunities.

If you pay Premium payments monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. We may discontinue the availability of the Fixed Account for transfers from the Investment Options, or for Premium payments, at any time. These limits may vary in certain states; please review your Policy for specific terms.

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You should verify the accuracy of your transaction confirmations and statements immediately after you receive them. If you find a discrepancy with regard to a particular transaction, you should notify the Service Center promptly. We will not be responsible for losses due to unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement with details of the transaction.

2. POLICY ACCOUNT VALUES AND INVESTMENT OPTION VALUES

The Policy Account Value is the starting point for calculating values under a Policy. The Policy Account Value:

  equals the sum of a Policy's Fixed Account value, all Investment Option values, and Loan Collateral Account value;
  is determined on each Valuation Day after the Policy becomes effective; and
  has no guaranteed minimum amount and may be more or less than Premiums paid.

The Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and unpaid charges due.

For each Investment Option to which you allocate Premiums, the Investment Option value is equal to the number of Investment Option units held by the Policy multiplied by the Investment Option's unit value at the end of each Valuation Day. Your Policy's number of units in any Investment Option is the sum of all units purchased with Premium payments or Exchanges, minus the sum of all units redeemed as a result of transactions you have requested (including Exchanges, withdrawals, Surrenders or Loans) and units we have redeemed for Policy charges or to pay Policy benefits.

The value of each Investment Option's accumulation units will be calculated as of the close of business (normally 4:00 p.m. Eastern Time) on each day that there is trading on the New York Stock Exchange ("Valuation Day"). The unit value changes on each Valuation Day based on the total return of the Investment Option. The total return reflects the investment performance of the Fund in which the Investment Option invests and is net of the asset charges to the Investment Option. Shares of the Funds are valued at their net asset values as described in the Funds' prospectuses. Any dividends or capital gains distributions from a Fund are reinvested in that Fund.

The Policy is "non-participating," meaning there are no dividends. Investment results of the Investment Options are reflected in the Policy Account Value and certain other Policy features.

The investment performance of the Investment Options and underlying Funds, Policy expenses and deduction of charges will affect your Policy Account Value and Cash Surrender Value, and may also affect the amount of your Death Benefit. You bear the entire investment risk for amounts you allocate to the Investment Options. You should periodically review your allocation strategy in light of market conditions and your overall financial objectives.

DEATH BENEFIT AND INSURANCE PROCEEDS

We will pay Insurance Proceeds based on a Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured (that is, after both Insureds have died) while a Survivorship Life Policy is in force. If all named Beneficiaries die before the Insured, or the last surviving Insured in a Survivorship Life Policy, we will pay the Insurance Proceeds to any surviving Owner(s); if no Owner survives, to the estate of the last surviving Owner.

We will make payment in a lump sum, unless you have agreed with us to a different method of payment. Please contact our Service Center for customer service concerning payment options.

The Insurance Proceeds equal:

  the Death Benefit (described below); minus
  any unpaid monthly charges; minus
  any Loan Balances, including any accrued but unpaid interest; minus any payment made under the Accelerated Benefit, including any accrued but unpaid interest on such a payment.

We calculate the Death Benefit and Insurance Proceeds as of the Valuation Day on or next following: the date of the Insured's death for a Single Life Policy; the date of death of the last surviving Insured for a Survivorship Life Policy. We will transfer the amounts allocated to Investment Options to the Money Market Investment Option upon receipt of notice of such Insured's death, while we review or process a death claim. We will also pay interest on Insurance Proceeds to the extent required by applicable state law.

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Once we have received due proof of the Insured's death that is acceptable to us, we will ordinarily pay the Insurance Proceeds to the Beneficiaries within 15 days. These payments may be delayed in the event that we exercise our right to seek additional evidence, see "Policy Validity" below, or in the event of difficulty locating a Beneficiary or determining the correct Beneficiaries.

Upon the payment of Insurance Proceeds, and any additional benefits then due under a Policy Rider, the Policy and all Riders will terminate, except that a Children's Term Rider will continue in force until its termination as described in the Rider.

  SETTING THE DEATH BENEFIT AT PURCHASE

When you apply for a Policy, you will need to make three decisions in order to set the Death Benefit:

(1) Select a Face Amount of insurance coverage.

(2) Choose Death Benefit Option A or Option B, which determines how the Policy Account Value will affect the Death Benefit.

(3) Choose the tax test we will apply to assure that your Policy is considered life insurance under the Internal Revenue Code.

You can request a hypothetical illustration that shows how each of these decisions affects the benefits of the Policy. You may wish to consult a financial planning or tax professional for additional advice.

Face Amount. The Face Amount sets a minimum level for the Death Benefit. You should pick a Face Amount that satisfies your need for insurance and that you can afford.

Death Benefit Options. This Policy provides two Death Benefit options: Option A and Option B.

Under Option A, the Death Benefit is the greater of:

(1) the Face Amount; or (2) the minimum death benefit under the tax test you select.

Under Option B, the Death Benefit is the greater of:

(1) the Face Amount plus the Policy Account Value; or (2) the minimum death benefit under the tax test you select.

Under either option, the Death Benefit is reset to equal the Policy Account Value on the Extended Maturity date. See "Extended Maturity" below.

If you are comfortable with a fixed Face Amount of insurance coverage and prefer that increases, if any, in Policy Account Value reduce insurance costs, you can choose Option A. Cost of Insurance charges are based on a Policy's Net Amount at Risk, which is the difference between Death Benefit and Policy Account Value. Under Option A, increases in Policy Account Value generally reduce the Net Amount at Risk, while decreases in Policy Account Value generally increase the Net Amount at Risk.

If you prefer to have increases in Policy Account Value, due to Premium payments and/or favorable investment performance, reflected in a variable Death Benefit, you can choose Option B. If you choose Option B and your Policy Account Value increases, it will be reflected in an increased Death Benefit; if, however, your Policy Account Value declines, your Death Benefit will decrease. Policy Account Value may decline due to adverse investment experience and/or Policy charges and deductions, if not offset by Premium payments.

The amount of the Death Benefit may vary with the Policy Account Value:

(1) Under Option A, the Death Benefit will vary with the Policy Account Value only when the applicable tax test requires that the Death Benefit exceed the Face Amount. This may occur when the Policy Account Value is large in relation to the Death Benefit. (See "Tax Test" below.) The Death Benefit will also vary after the Extended Maturity date. See "Extended Maturity" below.

(2) Under Option B, the Death Benefit will always vary with the Policy Account Value.

Tax Test. In order to be treated as life insurance under Federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test. These tests generally impact the Death Benefit when an Owner has a relatively large Policy Account Value in relation to the Face Amount.

You will be asked to specify on your Policy Application whether you choose the Guideline Premium Test (GPT) or the Cash Value Accumulation Test (CVAT), except that if the Insured on a Single Life Policy is 75 years old or more on the Issue Date, the CVAT will automatically apply. The GPT generally gives Owners the ability to minimize insurance costs by maintaining a lower Net Amount at Risk over the life of the Policy. (The Net Amount at Risk is the difference between the Death Benefit and the Policy Account Value, and is the basis for monthly Cost of Insurance charges.) The CVAT, on the other hand, enables an Owner to pay in a greater amount of Premium in the early years of the Policy. Once the Policy is issued, you cannot change the tax test. You should consult a qualified tax advisor regarding your choice of tax tests.

Under the GPT, a Policy's Death Benefit will not be less than the Policy Account Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy Account Value by a percentage that decreases over time, are shown in the Table of Guideline Premium Test Percentages in your Policy and in the SAI. They are summarized below, based on the Insured's age or, for Survivorship Life Policies, the younger Insured's age, at the start of each Policy Year (for attained ages not shown, percentages decline pro rata each year):

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Insured's Attained Age	GPT Corridor Factor	Insured's Attained Age	GPT Corridor Factor
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

Under the CVAT, the Death Benefit will not be less than: (a) 1000 times the Policy Account Value, divided by (b) the Net Single Premium Factor per $1,000 of Death Benefit. The net single premium factors vary based on each Insured's sex, underwriting class, age at Issue and Policy Year, and are shown in your Policy.

  CHANGING THE DEATH BENEFIT AFTER PURCHASE

After the first Policy Year and while the Policy is in force, you may make a written request to change the Face Amount or the Death Benefit option or both. Any such change may affect the Net Amount at Risk over time, which would affect the monthly Cost of Insurance charge. We reserve the right to discontinue allowing such changes.

We generally do not permit more than one such change in any 12 month period, and we do not permit changes while benefits are being paid under any Disability Rider. We reserve the right to reject any change that may, in our opinion, result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. We also reserve the right to require additional written instructions from you in the event that the requested change may, in our opinion, make your policy a MEC under the Internal Revenue Code. A change of Face Amount or Death Benefit option may have unfavorable tax consequences. You should consult a qualified tax advisor before making any change to the Face Amount or the Death Benefit.

In order to request a change of your Face Amount or Death Benefit option, you must submit a written request. If you request an increase in Face Amount or a change in Death Benefit option which, in our opinion, increases our insurance risk, you must also provide additional evidence of the Insured's insurability, as well as any additional paperwork we may require, to our Service Center. The effective date of any requested change in your Death Benefit will be the next monthly Policy Processing Day following the date when we approve your request for a change. A change in Face Amount or Death Benefit option has the effect of amending your Policy terms, and we will send you new Policy schedule pages to reflect this change.

Increasing the Face Amount. You may request an increase in the Face Amount by submitting a written Application and providing evidence of insurability satisfactory to us at our Service Center.

  The minimum increase is $50,000.
  We will require that, on the effective date of an increase, and taking the increase into account, the Cash Surrender Value be at least equal to the monthly charges then due.
  An increase will be effective on the next Policy Processing Day following the date we approve the change, provided that an Insured is living on that date.
  The total Net Amount at Risk will be affected, which will increase the monthly Cost of Insurance charges.
  Each increase in Face Amount will have its own Underwriting Class and Cost of Insurance Rates as determined at the time of the increase.
  We reserve the right to limit increases in the Face Amount to one increase in any twelve (12) month period.

Decreasing the Face Amount. You may request a decrease in the Face Amount by submitting a written request to decrease the Face Amount, but you may not decrease the Face Amount below the applicable minimum initial Face Amount (generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy). See "Purchasing a Policy" above.

  The minimum decrease is $25,000.
  Any decrease will be effective on the next Policy Processing Day following the date we approve your request.
  To apply the decrease, we will first reduce any increases in the Face Amount, starting with the most recent. Then we will reduce the initial Face Amount.

A decrease in Face Amount generally will decrease the Net Amount at Risk, on which the Cost of Insurance charges are based. For purposes of determining the Cost of Insurance charge, any decrease in Face Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to the Policy's Net Amount at Risk may increase. See "Cost of Insurance" below.

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Changing Death Benefit from Option A to Option B. In order for us to approve a change from Option A to Option B:

  The Policy must be in force;
  The current Face Amount must be greater than the minimum Death Benefit required by Section 7702 of the Internal Revenue Code; and
  The change must not reduce the Face Amount below the minimum Face Amount we require to issue a Policy.

If we approve a request from Option A to Option B, the following will occur:

  We first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount) by the Policy Account Value;
  The Death Benefit will not change on the effective date of the change, but thereafter the Death Benefit will vary daily with changes in Policy Account Value;
  The Face Amount will be the Net Amount at Risk and will generally remain level after the change. This means there may be a relative increase in the Cost of Insurance charges, which are based in part on Net Amount at Risk, as the Insured ages, because increases in Policy Account Value, if any, will not reduce the Net Amount at Risk;
  If you also request that the Face Amount stay the same after the change, the change will increase the Net Amount at Risk and the Monthly Deduction applied to your Policy Account Value.
Example:
Change Death Benefit From Option A to Option B	Option A (Before Change)	Calculation: Subtract Policy Account Value	Option B (After Change)
Face Amount	$ 300,000	-$ 50,000	$ 250,000
Policy Account Value	$ 50,000		$ 50,000
Death Benefit	$ 300,000		$ 300,000

Changing Death Benefit from Option B to Option A. In order for us to approve a change from Option B to Option A, the Policy must be in force.

If we approve a request from Option B to Option A, the Face Amount will be increased by the Policy Account Value on the effective date of the change.

Example:
Change Death Benefit From Option B to Option A	Option B (Before Change)	Calculation: Add Policy Account Value	Option A (After Change)
Face Amount	$ 250,000	+$ 50,000	$ 300,000
Policy Account Value	$ 50,000		$ 50,000
Death Benefit	$ 300,000		$ 300,000
  POLICY VALIDITY

Contestability and Suicide provisions vary according to requirements of state law. This section describes FILI's basic Policy terms, but you should review your Policy for the specific terms.

Except for Policy Lapse, we will not contest the validity of a Policy after it has been in force during the Insured's life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years continuously from the Issue Date and for 2 years after any Policy reinstatement, or a shorter period if required by state law. Similarly, we will not contest the validity of a Death Benefit change requiring underwriting after such change has been in force during the Insured's life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years, or a shorter period if required by state law. If we wish to contest the validity of a Survivorship Life Policy based on a material misrepresentation concerning the first Insured to die, we will notify you within 12 months after we have received proof of that Insured's death.

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If a Policy, or a change in Death Benefit requiring underwriting, has been in force less than two years, or if a reinstated Policy has been in force less than two years from the date of reinstatement, we can contest the validity of the Policy or Death Benefit change on the grounds of any misrepresentation of a material fact in the applicable Policy, reinstatement or Death Benefit change application.

We reserve the right to obtain evidence of the fact, manner and cause of death of any Insured, including the first Insured to die under a Survivorship Life Policy. You and your Beneficiaries agree to provide us with reasonably timely notice of the death of each Insured, including the first Insured to die in the case of a Survivorship Life Policy, so that our rights are not prejudiced by delay.

If an Insured, whether sane or insane, dies by suicide within two years after the Issue Date or within 2 years of any Policy reinstatement, or within the maximum period permitted by state law, if less, the following will occur:

  a Single Life Policy will terminate;
  a Survivorship Life Policy will terminate upon the suicide of either Insured during the time period if permitted by state law; otherwise the Policy will terminate only upon the suicide of the second Insured to die within the time period.

If a Policy terminates due to a suicide, our liability will be limited to the Premiums paid for the Policy, less Loans and withdrawals.

If an Insured, whether sane or insane, dies by suicide within two years after a change in Death Benefit requiring underwriting, or within the maximum period permitted by state law, if less, our liability will be limited to the Insurance Proceeds that would have been payable if the change had not taken effect, plus any additional Cost of Insurance charges taken as a result of the change.

If the age or sex of an Insured is misstated in the Policy Application, the following will occur:

  if we discover the misstatement while any Insured is living, we will retroactively adjust the Policy Account Value and the Cash Surrender Value to reflect the Monthly Charges that would have applied if the Policy had correctly stated the age and sex of each Insured;
  if we discover the misstatement after the death of the Insured in a Single Life Policy or after the death of both Insureds under a Survivorship Life Policy, we will change the Face Amount, Death Benefit and Insurance Proceeds, as well as any Death Benefit payable under any Riders, to reflect the amount that would be purchased by the most recent deductions for the Cost of Insurance and applicable Riders, applying each Insured's correct age and sex.

Any modifications or waiver of our rights under a Policy are valid only if they are in writing and signed by the President, Secretary, or Assistant Secretary of FILI. We may modify the Policy to the extent necessary or appropriate to conform to applicable law, to assure continued qualification of the Policy as a life insurance Policy under Federal tax laws, or to reflect a change in the operation of the Variable Account. We will send you an endorsement to the Policy to reflect any such modifications.

EXTENDED MATURITY

A Single Life Policy Extended Maturity begins on the Policy Anniversary nearest the Insured's 100th birthday. A Survivorship Life Policy Extended Maturity begins on the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. At this time:

  we will discontinue Monthly Deductions;
  the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value, without regard to the Face Amount or Death Benefit option chosen;
  we will not accept any new Premiums or, in most states, make any new or additional Policy Loans;
  any Policy Loans will continue in place and interest will continue to accrue unless and until the Loans are repaid; and
  the Owner retains all other rights under the Policy.

The tax consequences of continuing the Policy during Extended Maturity are not clear. You should consult a qualified tax advisor if you intend to do so.

Florida Residents: This Extended Maturity feature is not available in Florida. For Florida residents, the Single Life Policy will mature on the Policy Anniversary nearest the Insured's 100th birthday, if the Insured is still living on that day. Upon maturity, the Policy will terminate and we will pay the Cash Surrender Value to the Policy Owner and retire any Policy Loan by retaining the balance in the Loan Collateral Account. The Survivorship Life Policy will mature on the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. Upon maturity, the Policy will terminate and we will pay the Cash Surrender Value to the Policy Owner and retire any Policy Loan by retaining the balance in the Loan Collateral Account.

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Facts About the Insurance Company, Variable Account, Investment Options
and Fixed Account

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

Fidelity Investments Life Insurance Company ("we" or "FILI") issues the Policy, and is obligated to pay all amounts promised under the Policy. FILI's financial statements appear in the SAI. Our principal executive offices are located at 82 Devonshire Street, Boston, Massachusetts 02109.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Life Account I ("Variable Account") is a separate investment account of FILI, and was established on July 22, 1987. It is used to support the variable universal life policies described herein. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). The Variable Account's financial statements appear in the SAI. The Variable Account is divided into subaccounts ("Investment Options").

Income, gains, and losses credited to, or charged against, an Investment Option reflect the Investment Option's own investment performance and not the investment performance of our other assets. We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, and may not be charged with liabilities from any other business we conduct. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised under the Policy.

INVESTMENT OPTIONS AND FUNDS

There are currently fifty-one Investment Options in the Variable Account. Each Investment Option invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund's assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

The following table describes the Funds' investment objective and lists each Fund's investment adviser and principal sub-adviser, if any. This information is just a summary for each underlying Fund. There is, of course, no assurance that any Fund will meet its investment objective. You should read the Fund's prospectus, and if available, summary prospectus for more information about that particular Fund.

The names and investment objectives of the below Funds may be similar to those of other funds available through the same Investment Adviser; however, the performance of such funds may differ significantly.

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Fund	Investment Objective	Investment Adviser/Principal Sub-Adviser
FIDELITY
Fidelity VIP Asset Manager Portfolio	Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments	Fidelity Management & Research Company
Fidelity VIP Asset Manager: Growth Portfolio	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity Management & Research Company
Fidelity VIP Balanced Portfolio	Seeks both income and capital growth consistent with reasonable risk	Fidelity Management & Research Company
Fidelity VIP Consumer Discretionary Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Consumer Staples Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Contrafund® Portfolio	Seeks long-term capital appreciation	Fidelity Management & Research Company
Fidelity VIP Disciplined Small Cap Portfolio	Seeks capital appreciation	Fidelity Management & Research Company/Geode Capital Management, LLC
Fidelity VIP Dynamic Capital Appreciation Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Energy Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Equity-Income Portfolio	Seeks reasonable income while also considering capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	Fidelity Management & Research Company
Fidelity VIP Financial Services Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Freedom 2005 Portfolio	Seeks high total return with a secondary objective of principal reservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal reservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objectives of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom Income® Portfolio	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 20% Portfolio	Seeks high current income and, as a secondary objective, capital appreciation	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 50% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 70% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 85% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP Growth Portfolio	Seeks to achieve capital appreciation	Fidelity Management & Research Company
Fidelity VIP Growth & Income Portfolio	Seeks high total return through a combination of current income and capital appreciation	Fidelity Management & Research Company
Fidelity VIP Growth Opportunities Portfolio	Seeks to provide capital growth	Fidelity Management & Research Company
Fidelity VIP Growth Stock Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Growth Strategies Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Health Care Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP High Income Portfolio	Seeks a high level of current income, while also considering growth of capital	Fidelity Management & Research Company
Fidelity VIP Index 500 Portfolio	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity Management & Research Company/Geode Capital Management, LLC
Fidelity VIP Industrials Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP International Capital Appreciation Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Investment Grade Bond Portfolio	Seeks high level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
Fidelity VIP Materials Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Mid Cap Portfolio	Seeks long-term growth of capital	Fidelity Management & Research Company
Fidelity VIP Money Market Portfolio	Seeks high level of current income consistent with the preservation of capital and liquidity	Fidelity Management & Research Company
Fidelity VIP Overseas Portfolio	Seeks long-term growth of capital	Fidelity Management & Research Company
Fidelity VIP Real Estate Portfolio	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index	Fidelity Management & Research Company
Fidelity VIP Strategic Income Portfolio	Seeks high level of current income. The fund may also seek capital appreciation	Fidelity Management & Research Company
Fidelity VIP Technology Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Telecommunications Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Utilities Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Value Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Value Leaders Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Value Strategies Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
CREDIT SUISSE
Credit Suisse International Equity Flex I II Portfolio	Seeks capital appreciation	Credit Suisse Asset Management, LLC
INVESCO
Invesco Van Kampen V.I. Global Value Equity Portfolio	Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers	Invesco Advisers, Inc.
LAZARD
Lazard Retirement Emerging Markets Equity Portfolio	Seeks long-term capital appreciation	Lazard Asset Management, LLC
MORGAN STANLEY
Morgan Stanley Emerging Markets Debt Portfolio	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Investment Management Inc.
Morgan Stanley Emerging Markets Equity Portfolio	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc.
Morgan Stanley Global Tactical Asset Allocation Portfolio*	Seeks total return	Morgan Stanley Investment Management Inc.

* Formerly known as Morgan Stanley International Magnum Portfolio.

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 800-544-2442 or visiting Fidelity.com.

VOTING RIGHTS

We currently vote shares of the Funds owned by the Variable Account according to your instructions. However, if the 1940 Act or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

We calculate the number of shares that you may instruct us to vote by dividing your Policy Account Value in an Investment Option by the net asset value of one share of the corresponding Fund. Fractional votes are counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting we will send you material by mail for providing us with your voting instructions.

If we do not receive your voting instructions in time, we will vote the shares in the same proportion as the instructions we receive from other Owners. We will also vote in the same proportionate manner any shares we hold in the Variable Account that are not attributable to Owners.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of a Fund, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, we may also disregard instructions to vote for Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

RESOLVING MATERIAL CONFLICTS

The Fidelity Funds are available to separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies issued by other insurance companies, as well as to our Variable Account and other separate accounts we may establish. The other Funds may be offered to qualified plans as well as to insurance company separate accounts.

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Although we do not anticipate any disadvantages due to these arrangements, there is a possibility that a material conflict could arise between the interest of the Variable Account and one or more of the other separate accounts or qualified plans that hold shares of the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other insurance companies, or for some other reason. In the event of a conflict, we will take any steps necessary to protect our Owners and their Beneficiaries.

CHANGES IN INVESTMENT OPTIONS

We may make additional Investment Options available to you from time to time. These Investment Options will invest in mutual funds that we find suitable for the Policies.

We also have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

A substitution may become necessary if, in our judgment, a Fund no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, a change in a Fund's investment objectives or restrictions, because the Fund is no longer available for investment, or for some other reason. We would obtain any required SEC and other approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered our general account as an investment company under the 1940 Act. Interests in the Fixed Account are generally not subject to the provisions of those laws, and FILI has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account and our general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account is a portion of our general account. You may allocate a portion of your Premium payments or transfer a part of your Policy Account Value to the Fixed Account. The value of your interest in the Fixed Account does not fluctuate with the investment experience of our general account or the investment experience of the Investment Options.

We guarantee that money held in the Fixed Account will accrue interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule.

When you allocate money to the Fixed Account, we assign an interest rate to that amount. The rate will be guaranteed for a period of time. The length of that period will depend on when you allocate the amount to the Fixed Account.

When the initial guaranteed period ends, we will assign a new rate to that amount, and the new rate will be guaranteed for a period of at least one year. At the end of each guaranteed period we will set a new rate, each time for a period of at least one year.

Different rates may apply to different amounts in the Fixed Account. The rate for a given amount will depend on when that amount was first allocated to the Fixed Account. Also, the interest rate we apply to any particular amount will vary from time to time.

We reserve the right to limit or discontinue at any time the availability of the Fixed Account, both for transfers from the Funds and for Premium payments. If you attempt to allocate any portion of a Premium payment to the Fixed Account in excess of permitted amounts, we will place any excess in the Money Market Investment Option.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or of any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy year. These limits may vary in certain states; please review your policy for specific terms.

MAKING EXCHANGES AMONG INVESTMENT OPTIONS AND FIXED ACCOUNT

In general, you may make transfers of money ("Exchanges") among the Investment Options and/or the Fixed Account by sending us instructions in writing with your original signature or by calling us. We do not accept instructions by fax, electronic mail or via the internet, or instructions that are not in good order under our then-current procedures.

We do not currently impose any charges when you make Exchanges but we reserve the right to impose a charge if you make Exchanges on more than twelve days during a calendar year. Certain Funds do, however, impose a short-term redemption fee. See "Certain Funds Impose a Short-Term Redemption Fee" below.

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Making excessive Exchanges can disrupt the ability of a Fund to achieve its investment objective and increase the Fund's expenses. We may limit the number of days on which you can make Exchanges, but you will always be able to make Exchanges on at least five days each Policy Year and we may limit the number of Exchanges permitted. We may also require you to submit your Exchanges by mail.

Your request to make an Exchange may be expressed in terms of dollars, such as a request to move $5,000 from one Investment Option to another. You may also request a percentage reallocation among Investment Options. Percentage requests must be made in whole numbers. You cannot move less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may move the entire amount.

  Making Exchanges by Telephone

Currently you may make Exchanges by telephone up to 18 days in each calendar year. You may make Exchanges on additional days only by a letter to our Service Center.

We reserve the right to revise or terminate your ability to make Exchanges by telephone. We also reserve the right to limit the amount of any telephone Exchange or to reject any telephone Exchange.

We will not be responsible for any losses resulting from unauthorized telephone Exchanges if we follow reasonable procedures designed to verify the identity of the caller. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Service Center immediately if you find any discrepancies. We will not be responsible for losses resulting from unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

  Use of Market Timing Services

Some Owners desire to use firms or individuals who engage in market timing. Market timing services usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners of variable life insurance policies or variable annuity contracts who allocate money to the Funds.

To protect Owners not using market timing services, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one person. We also reserve the right to reject Exchange instructions we receive from a market timing firm or other third party that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners of variable life insurance policies or variable annuity contracts. In the event we reject an Exchange without a prior warning, we will promptly notify the party requesting the Exchange of the rejection by telephone, in writing or in the manner the request was made.

  Short-Term Trading Risk

Frequent Exchanges among Investment Options by Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Owners, annuitants, Insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent Exchanges may reduce the mutual fund's performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's net asset value.

The insurance-dedicated mutual funds available through the Investment Options are also available in products issued by other insurance companies. These Funds carry a significant risk that short-term trading may go undetected. The Funds themselves generally cannot detect individual Owner Exchange activity, because they are owned primarily by insurance company separate accounts that aggregate Exchange orders from Owners of individual Policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by Owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with FILI that will require FILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

As outlined below, FILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the mutual funds' prospectuses for specific information about the Funds' short-term trading policies and risks.

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  FILI Policies Regarding Frequent Trading

FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent trading (i.e. frequent transfers or Exchanges) as described below. If requested by the underlying mutual funds, FILI will consider additional steps to discourage frequent trading of shares of those Funds, not inconsistent with the policies and procedures described below.

Owners who engage in frequent trading may be subject to temporary or permanent restrictions as described below on future purchases or Exchanges in a Fund, and potentially in all Fidelity Funds. Further, Owners who have engaged in frequent trading in other Fidelity Funds - or in Other Funds - may be subject to temporary or permanent restrictions on purchases or Exchanges in those Funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Policy, at any time without notice to Owners.

Although there is no minimum holding period and Owners can make withdrawals or Exchanges out of any Investment Option at any time, Owners may ordinarily comply with FILI's policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or exchange out of that Investment Option.

In addition, each underlying mutual fund reserves the right to reject the Variable Account's entire purchase or Exchange transaction at any time, which would make FILI unable to execute Owner purchase, withdrawal or Exchange transactions involving that Fund on that trading day. FILI's policies and procedures are separate and independent from any policies and procedures of the underlying mutual funds, and do not guarantee that the mutual funds will not reject Variable Account orders.

Frequent Trading Monitoring and Restriction Procedures. FILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Policy over a rolling 12 month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or Exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction, at least two of which are completed on different business days, within any rolling 12 month period, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies issued by FILI or its affiliate, that they own. This rule will apply even if the four or more roundtrips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the Owner makes another roundtrip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is re-started and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. "U.S. Mail-Only" for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Policy owned or controlled commonly with a Policy subject to the above restrictions, or in respect to any Policy owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions. FILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Money Market Investment Option;

(2) Transactions of $1,000 or less will not count toward the roundtrip limits (both ends of the roundtrip must exceed this threshold);

(3) Dollar cost averaging, automatic rebalancing and automatic Premium payment programs via electronic funds transfer ("EFT") will not count toward an Investment Option's roundtrip limits;

(4) FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

No other exceptions will be allowed. The Frequent Trading procedures will be applied consistently to all Owners.

  Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Day in which we receive the request at our Service Center. Generally the purchase of Investment Option units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option ("Source") that invests in an equity Fund that is in an illiquid position due to substantial redemptions or Exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option ("Target") that invests in a Money Market Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Source Investment Option obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the Source Investment Option will remain as a fixed obligation of the Source Investment Option and will not participate in the investment results of either the Source or the Target Investment Option.

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  Exchanges To and From the Fixed Account

There is no additional charge for Exchanges to or from the Fixed Account. You can make Exchanges to and from the Fixed Account only in accordance with our then current procedures for such Exchanges and only with our consent. We may discontinue the availability of the Fixed Account for Exchanges from the Investment Options or for Premium payments at any time. We also reserve the right to limit the frequency and amount of Premiums allocated to, and Exchanges into, the Fixed Account.

You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account. However, for one year following your last Exchange out of the Fixed Account, you may not (1) exchange any portion of your Policy Account Value from the Investment Options to the Fixed Account, or (2) allocate any portion of any Premium payment to the Fixed Account. You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. If you attempt to make an Exchange into the Fixed Account in excess of permitted amounts, we may reject the entire Exchange. These limits may vary in certain states; please review your Policy for terms applicable in your state.

The minimum dollar amount you may Exchange from any Investment Option to the Fixed Account is $250, unless you have less than $250 in an Investment Option. Then you may exchange the entire amount from the Investment Option to the Fixed Account. We will determine in our sole discretion the maximum amount that you can exchange from the Fixed Account.

If you pay Premiums monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

When you withdraw or Exchange amounts out of the Fixed Account, the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. At the end of each annual renewal interest guarantee period after the Policy Issue Date, we will set the amount that may be Exchanged into or out of the Fixed Account for the next year, provided that these amounts will not be less than the minimum specified above.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly Exchanges at no charge from either the Money Market Investment Option or the Investment Grade Bond Investment Option (the "Source Option"), but not both, to the other Investment Options you select (the "Destination Options"). You may not, however, select your Source Option or the Money Market Investment Option as Destination Options. Each month you must move at least $250 to each Destination Option then in effect. You may change your Source Option or your Destination Options at any time, by calling us or by sending written notice to our Service Center. Dollar Cost Averaging transactions do not count toward the Policy's limits on the number of Exchanges.

You may select any day of the month from the 1st to the 28th as the day your Dollar Cost Averaging transactions will take place each month. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

If your balance in the Source Option on a transfer date is less than the amount to be transferred to the Destination Option(s), we will transfer all the money in the Source Option to the Destination Options proportionately, and your participation in the program will automatically terminate.

You may cancel Dollar Cost Averaging at any time by calling us or sending written notice to the Service Center.

You may not use Dollar Cost Averaging to transfer money to the Fixed Account. You cannot use Dollar Cost Averaging at the same time that you use Automatic Rebalancing, which is described immediately below. We reserve the right to modify or terminate Dollar Cost Averaging.

AUTOMATIC REBALANCING

You can use Automatic Rebalancing at no charge to help you maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a quarterly, semi-annual or annual basis to return to the allocations you select on the Automatic Rebalancing instruction form. Automatic Rebalancing transactions do not count toward the Policy's limits on the number of Exchanges.

You choose one day of the month from the 1st to the 28th for Automatic Rebalancing. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

Automatic Rebalancing will continue until you notify us to cancel it. We reserve the right to modify or terminate Automatic Rebalancing. You may not use Automatic Rebalancing if you have a balance in the Fixed Account. You may not use Automatic Rebalancing at the same time you use Dollar Cost Averaging, which is described immediately above.

Please note that Automatic Rebalancing may result in a short-term redemption fee imposed by certain Funds. For more details about this fee, including a list of the Funds that impose it, please see "Certain Funds Impose a Short-Term Redemption Fee" below.

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More About the Policy and the Variable Account

CHARGES AND DEDUCTIONS

The Policy is subject to several types of charges and deductions, which will affect the Policy Account Value, Cash Surrender Value and the risk of Lapse, and may affect the Death Benefit.

1. SALES OR SURRENDER CHARGES. We do not deduct a sales charge from Premium payments, nor a Surrender charge upon Surrenders or Partial Withdrawals.

2. STATE TAX CHARGE. We deduct a tax charge from each Premium payment to pay applicable state taxes that are assessed as a percentage of Premiums received by the Company. We do not currently deduct any taxes assessed by municipalities or other governmental entities, but we have the contractual right to do so if we provide you with advance written notice. State taxes vary by jurisdiction and may change from time to time. Applicable state taxes currently range from 2.25% to 3.5%. We charge only the applicable tax rate.

3. MONTHLY DEDUCTION. We make a deduction from the Cash Surrender Value as of each monthly Policy Processing Day to compensate us for administrative expenses and for the Policy's insurance coverage. You may instruct us to take these deductions from the Money Market Investment Option (but not from the Fixed Account), or from all Investment Options and the Fixed Account on a pro rata basis, based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day. You may change these instructions by giving written notice to us at our Service Center. If you do not provide us with written instructions, or if we cannot make a Monthly Deduction per your instructions, we will take the Monthly Deductions from the Investment Options and Fixed Account based on the proportion then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day.

The Monthly Deduction has 4 components: the monthly Cost of Insurance charge; the monthly Policy charge; the monthly unit charge (Survivorship Life Policies only); and charges for Riders you select (as specified in the applicable Riders).

  Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the Death Benefit. Because this charge depends on a number of variables (Issue Age, sex (in most states), Underwriting Class, Policy Year and Face Amount), it varies from Policy to Policy and from Policy Processing Day to Policy Processing Day. Your Policy Schedule indicates the guaranteed maximum Cost of Insurance Rates applicable to your Policy.

The Cost of Insurance charge is equal to the Net Amount at Risk for your Policy on the Policy Processing Day, times the applicable monthly Cost of Insurance Rate.

Net Amount at Risk. The Net Amount at Risk is equal to the Death Benefit minus the Policy Account Value on each monthly Policy Processing Day, regardless of your choice of Death Benefit. Under either Death Benefit Option, a Face Amount increase or decrease will increase or decrease the Net Amount at Risk. In addition, under Death Benefit Option A, the Net Amount at Risk generally increases when the Policy Account Value decreases, and decreases when the Policy Account Value increases. Therefore, the Net Amount at Risk is affected by any factor that affects the Policy Account Value, including investment performance, Premium payments, Policy charges, and withdrawals. Under Death Benefit Option B, the Net Amount at Risk is generally the same as the Face Amount and not affected by changes in Policy Account Value. However, under either Death Benefit Option, while your Policy Death Benefit is determined by the tax test, both the Death Benefit and the Net Amount at Risk will generally increase or decrease based on increases or decreases of the Policy Account Value.

We calculate the Net Amount at Risk separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in your Policy's Face Amount, then a different Underwriting Class (and a different Cost of Insurance Rate) may apply to the amount of the increase, based on each Insured's circumstances at the time of the increase. In order to determine the Net Amount at Risk for each coverage layer, we first calculate your Policy's total Net Amount at Risk. This total Net Amount at Risk includes any increase to the Death Benefit due to the requirements of your Policy's tax test. The total Net Amount at Risk is then allocated among the coverage layers, up to each coverage layer's Face Amount, in the reverse order in which the coverage layers were added to the Policy. Any remaining Net Amount at Risk will be allocated to the initial Face Amount layer, even if that Net Amount at Risk is greater than the initial Face Amount.

Cost of Insurance Rates. We base the Cost of Insurance Rates on each Insured's Issue Age, sex (or unisex rate), Underwriting Class, number of full years the insurance has been in force and, for a Single Life Policy, the Face Amount. The actual monthly Cost of Insurance Rates are based on, among other things, our expectations as to future mortality and expense experience. We may increase or decrease these rates from time to time, but the rates will never be greater than the guaranteed Cost of Insurance Rates stated in your Policy. These guaranteed rates are based on: either the 1980 or 2001 Commissioner's Standard Ordinary Mortality Table, as specified in your Policy, except that we may adjust the table rates in order to offer flat guaranteed rates during the first ten (10) Policy Years; and each Insured's age nearest birthday, sex (except where unisex rates are required), and smoker/nonsmoker status. Any change in the Cost of Insurance Rates will be on a uniform basis for all Insureds of the same Issue Age, sex, Underwriting Class, and number of full years insurance has been in force.

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A Single Life Policy's Cost of Insurance Rate also depends in part on the Face Amount. We have three different Cost of Insurance "bands" applicable to Face Amounts of: 1) under $500,000, 2) $500,000 to $999,999, and 3) $1 million or above. Higher bands have lower Cost of Insurance Rates. If you make a Policy change that reduces your Single Life Policy's Face Amount into a different Cost of Insurance band (i.e. reduction from $1.1 million to $900,000) then we may change your Cost of Insurance Rate to the appropriate rate for the new Face Amount.

Underwriting Class. When you apply for a Policy, we will place each Insured in an Underwriting Class based on our underwriting process. We currently place Insureds into preferred classes, standard classes and non-standard classes with extra ratings, and smoker/nonsmoker status.

If all other factors are equal, the Cost of Insurance Rates will generally be lower for preferred classes than standard classes, and lower for standard classes than nonstandard classes. A Nonsmoking Insured will generally incur lower Cost of Insurance Rates than an Insured in the same Underwriting Class who is classified as a smoker. For Insureds under age 18, we have one set of rates; we do not have separate smoker and nonsmoker status, or separate preferred and standard Underwriting Classes. An Insured child who reaches age 18 will be classified as a standard smoker unless and until the Insured provides satisfactory evidence of non-smoker status and/or evidence that they qualify for our preferred Underwriting Class.

  Monthly Policy Charge. The $5.00 monthly charge compensates us for some of our ordinary administrative expenses, such as recordkeeping, processing Death Benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge will not be increased during the life of the Policy.
  Monthly Unit Charge (Survivorship Life Policy Only). We deduct a monthly unit charge, expressed as an amount per $1,000 of the Policy's Face Amount, for the first three Policy Years and for the three years (36 monthly Policy Processing Days) following a Face Amount increase. This charge compensates us for a portion of the additional underwriting and issue costs associated with a Survivorship Life Policy. The unit charge per $1,000 of Face Amount will never be greater than the rate set forth in the Policy Schedule.
  Charges for Optional Riders. Riders offering supplemental benefits are also available under the Single Life Policy and the Survivorship Life Policy. See "Other Benefits," above. We deduct any monthly charges for these Riders from the Cash Surrender Value as part of the Monthly Deduction. Rider charges are described in the "Periodic Charges" table for each Policy, above.

Changes in Face Amount. We do not charge a transaction fee for any increases or decreases in your Policy's Face Amount. However, increases in Face Amount will generally increase the Policy's Net Amount at Risk and the monthly Cost of Insurance charges. See "Changing the Face Amount" above.

4. MORTALITY AND EXPENSE RISK CHARGE. We assess a daily charge against the Policy's assets that are invested in the Investment Options of the Variable Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that Policy Insureds will live for a shorter time on average than we project, requiring us to make larger or earlier payments than we project. The expense risk is that our costs of issuing and administering the Policies will be greater than we can collect through other charges. We deduct a daily charge at an annual rate of 1.00% of the average daily net assets of your Policy in the Variable Account during the first twenty (20) Policy Years. The mortality and expense risk charge rate will then be reduced to an annual rate of 0.40% of the average daily net assets of your Policy in the Variable Account in the twenty-first (21st) Policy Year and beyond. These rates are guaranteed not to increase.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge is more than the actual costs, the excess can be used to cover our administrative or distribution costs, or added to our surplus.

5. EXCHANGE CHARGE. We do not currently impose any charges when you Exchange among Investment Options or the Fixed Account, but we reserve the right to impose a charge if you Exchange on more than twelve days during a calendar year. We would deduct the Exchange charge from the amount being exchanged.

6. CERTAIN FUNDS IMPOSE A SHORT-TERM REDEMPTION FEE. Twelve Investment Options invest in Funds that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Funds, not by FILI, and are part of the Fund's assets. The twelve Funds that impose this fee are: Fidelity VIP Consumer Discretionary Portfolio, Fidelity VIP Consumer Staples Portfolio, Fidelity VIP Energy Portfolio, Fidelity VIP Industrials Portfolio, Fidelity VIP Financial Services Portfolio, Fidelity VIP Health Care Portfolio, Fidelity VIP International Capital Appreciation Portfolio, Fidelity VIP Materials Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Technology Portfolio, Fidelity VIP Telecommunications Portfolio and Fidelity VIP Utilities Portfolio.

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If you redeem an interest in one of these Investment Options that you have held for less than 60 days, the amount redeemed will be subject to a 1% short-term redemption fee. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Investment Option occurs when you withdraw money from your Policy from that Investment Option or exchange from that Investment Option to another Investment Option. The fee will apply to all redemptions you request. The fee applies both to one-time transactions and to periodic transactions, such as redemptions made under Automatic Rebalancing and Dollar Cost Averaging programs. The fee will not apply to redemptions we make for the purpose of collecting the Monthly Deduction.

Here are two examples to help you understand the application of the fee.

Example 1: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes the redemption fee. On Day 58, you redeem 50 units from the Investment Option. The value of those 50 units at the time of Exchange is $500.

The fee applies to the entire amount exchanged. The fee is $5 (1% of $500).

Example 2: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes the redemption fee. On Day 50 you purchase an additional 50 units of the same Investment Option. On Day 65 you redeem 125 units of that Investment Option at $10 each.

The first step is to determine which units are redeemed. Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 50 are redeemed. The 100 units purchased on Day One are not subject to the redemption fee because they have been held for 60 days or longer, but the 25 units purchased on Day 50 are subject to the fee because they have been held for less than 60 days. The value of the units subject to the redemption fee is $250 (25 units at $10 per unit). The redemption fee is $2.50 (1% of $250).

7. FUND EXPENSES. The value of the net assets of each Investment Option reflects the management fees and other expenses incurred by the corresponding Fund in which the Investment Option invests. For more information on the fees and expenses, please refer to the Fund prospectuses and the "Funds' Operating Expenses" table included in the summary of this prospectus.

8. REDUCTION IN CHARGES. The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative, or other costs. We also may reduce or waive charges on Policies sold to employees, officers, directors or agents of FILI or its affiliates, and to their immediate family members. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of these individual Policies, and any other circumstances which FILI believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

The Company or its insurance agency affiliate receives annual compensation of up to 0.45% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the Funds' advisers or their affiliates. These payments are not Policy charges, and do not increase the Fund or Policy charges described in this section or in the Fee Table.

SURRENDERS AND PARTIAL WITHDRAWALS

You may Surrender your Policy at any time while any Insured is alive and the Policy is in force. We will send you the Cash Surrender Value less any required tax withholding, any applicable Fund short-term redemption fee, and any outstanding charges. You must send written instructions to our Service Center to initiate a Surrender, and we may require that you return your Policy. Your Policy will terminate on the date we receive your Surrender request in good order at our Service Center.

You may also make Partial Withdrawals of $500 or more from the Cash Surrender Value while any Insured is alive and the Policy is in force. You may not make a Partial Withdrawal that would reduce your Cash Surrender Value to less than $2,500.

If you do not specify where we should take the money for a Partial Withdrawal, we will take it proportionately from all the Investment Options and from the Fixed Account. You may, in the alternative, specify the dollar amounts or percentages to be withdrawn from each Investment Option (but not the Fixed Account), provided that the Partial Withdrawal amount is less than the total you have in all the Investment Options. If you request a Partial Withdrawal in an amount that is more than the total you have in all the Investment Options, you may instruct us to withdraw all the money you have in the Investment Options and the rest from the Fixed Account.

You may request Partial Withdrawals by sending us a letter or calling us at the Service Center. Withdrawals by telephone are limited as follows: (1) no withdrawal may be for more than $100,000; (2) total telephone withdrawals in a seven day period cannot total more than $100,000; and (3) if we have recorded an address change for an Owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone withdrawal requirements or limitations.

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For jointly owned Policies, all checks will be made payable to both Owners. You may have the money transferred to your bank account, or to a Fidelity mutual fund or brokerage account. All Owners must also appear as owners of the bank account, mutual fund or brokerage account.

We will normally pay you the amount of any Surrender or Partial Withdrawal, less any taxes withheld, any applicable Fund short-term redemption fee and any outstanding charges, within seven days after we receive the Surrender or Partial Withdrawal request in good order at the Service Center. We may, however, delay payment if (a) the disposal or valuation of the assets in an Investment Option is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits the postponement of payment to protect our Owners.

In addition, we reserve the right to delay payment of any Partial Withdrawal or Surrender from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed more than 30 days, we will credit interest from the date of the withdrawal request at a rate not less than 1.0% per year compounded annually or, if greater, the rate required by applicable law.

EFFECT OF SURRENDERS AND PARTIAL WITHDRAWALS

  A Surrender will take effect and the Policy will terminate on the date we receive your request in good order at our Service Center.
  Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
  A Partial Withdrawal reduces the Cash Surrender Value, and can affect the Face Amount, Death Benefit, and the Net Amount at Risk (which is used to calculate the Cost of Insurance charge).
  If Death Benefit Option A is in effect, we will reduce the Face Amount by the amount of the Partial Withdrawal. For purposes of determining the Cost of Insurance charge, any decrease will first be used to reduce the most recent increase in Face Amount, then the next most recent increases, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to that Policy's Net Amount at Risk may increase.
  If Death Benefit Option B is in effect, a Partial Withdrawal will not affect the Face Amount, but the Death Benefit will be reduced in the same amount as the Policy Account Value.
  You may not make a Partial Withdrawal if, or to the extent that, the Partial Withdrawal would reduce the Face Amount below the minimum Face Amount we require in order to issue a Policy, generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. See "Purchasing a Policy" above.
  We reserve the right to reject a request for a Partial Withdrawal if, in our opinion, the requested Partial Withdrawal may cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. In such a situation, you may reduce the amount of the Partial Withdrawal or request a Surrender.
  Partial Withdrawals may increase your risk of Lapse. Both Surrenders and Partial Withdrawals may have unfavorable tax consequences. You should consult a qualified tax advisor before making a Surrender or Partial Withdrawal. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations."

SIGNATURE GUARANTEE OR CUSTOMER AUTHENTICATION

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and FILI from fraud.

Your request must be in writing and may require a signature guarantee if any of the following situations apply:

(1) Loss of account ownership.

(2) Any other circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker/dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

LOANS

After the first Policy Year, while any Insured is alive and the Policy is in force, you may submit a request to borrow money from us using the Policy as the only collateral for the Loan. We normally pay you the Loan proceeds within seven (7) days after we receive a Loan request in good order. We may postpone payment of Loans under certain conditions, as described in "Surrenders and Partial Withdrawals."

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  The minimum Loan you may take is $500.
  The maximum Loan you may take is up to 90% of your Policy Account Value.
  If you have a Policy Loan outstanding, you may take an additional Loan so long as the total of all your Policy Loans does not exceed 90% of the Policy Account Value, including outstanding Policy Loan indebtedness.
  If you have another life insurance policy with an outstanding loan and wish to transfer that policy's proceeds into this Policy under Section 1035 of the Internal Revenue Code, we may permit you to carry over the Loan Balance even during the first Policy Year. You may not, however, request any new Loan proceeds during the first Policy Year.
  In most states, we will not extend new or additional Policy Loans after the Extended Maturity Date.

1. LOAN BALANCE AND LOAN COLLATERAL ACCOUNT. After your Loan application is approved, we will take three steps as of the close of business on the next Valuation Day:

  We will send you the initial Loan amount requested from our general account.
  We will set up an account to record the amount you owe, the "Loan Balance." Initially, of course, the Loan Balance is equal to the initial Loan amount we have sent you.
  Finally, to secure the Loan, we will transfer a net amount equal to the initial Loan Balance out of your Investment Options and Fixed Account and into a Loan Collateral Account that we hold as collateral. You may specify that we redeem this amount from specific Investment Options. Otherwise, we will transfer the Loan amount on a pro rata basis from all of your Investment Options and the Fixed Account based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account on the date of the transaction. These amounts will remain in the Loan Collateral Account until you repay the Loan.
  If we have approved your request to transfer proceeds to this Policy from another policy subject to an outstanding Loan, your initial Loan Balance and Loan Collateral Account will be the outstanding Loan Balance you owed under the prior policy, and we will pay no new Loan proceeds to you.

The amounts held in the Loan Collateral Account are part of your Policy Account Value. While you have an outstanding Loan Balance, the Cash Surrender Value will be the Policy Account Value (including the Loan Collateral Account balance) less the Loan Balance and any unpaid charges due.

As long as the Loan is outstanding, we will continue to hold an amount as collateral for the Loan in the Loan Collateral Account. This amount is not affected by the investment performance of the Investment Options and will not be credited with the interest rates accruing on the Fixed Account. Amounts held in the Loan Collateral Account will accrue Loan interest and affect the Policy Account Value, even after the Loan is repaid, because these amounts will miss the opportunity to participate in the investment performance of the Investment Options while the Loan is outstanding.

2. INTEREST PROCESSING. We charge you interest at a six percent (6%) annual rate on your Loan Balance. This rate will not be adjusted. Interest will be accrued and compounded (that is, become part of the Loan Balance) on each monthly Policy Processing Day.

Amounts in the Loan Collateral Account earn interest at an annual rate guaranteed not to be lower than four percent (4%) before the tenth (10th) Policy anniversary, and 5.75% thereafter. Loan interest is credited to the Loan Collateral Account on each monthly Policy Processing Day.

Loan interest capitalizes annually on the Policy Anniversary date, or when you take out a new Loan or make a repayment. Two things happen simultaneously when Loan interest capitalizes. First, the interest we have credited on the Loan Collateral Account is exchanged into the Investment Options and the Fixed Account in accordance with your then-current Premium allocation instructions. Second, we transfer an amount equal to the interest accrued upon your Loan Balance since the last Loan interest capitalization from your Cash Surrender Value to the Loan Collateral Account. We will obtain this amount by making redemptions from the Money Market Investment Option, or on a pro-rata basis from your balances in all Investment Options and the Fixed Account, based on your then-current Monthly Deduction instructions. (See "Monthly Deduction.")

3. REPAYMENT. You may repay all or part of your indebtedness at any time while any Insured is alive and the Policy is in force. Upon each Loan repayment, we will allocate an amount equal to the Loan repayment (but not more than the Loan Balance) from the Loan Collateral Account back to the Investment Options and/or Fixed Account according to your then-current new Premium allocation instructions and our Premium allocation procedures. (See "Allocating Premiums Among Investment Options and Fixed Account.") We will treat any repayment in excess of the Loan Balance as a Premium payment.

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While your Loan is outstanding, we will credit payments we receive as Premium payments or Loan repayments in accordance with your written instructions. If we do not receive written instructions, we will assume that any payments you make are Premium payments.

Making Premium payments while a Loan is outstanding will increase your short-term costs of owning a Policy. Loan repayments, unlike Premium payments, are not subject to the State Tax Charge and will reduce net interest charges. Accordingly, while you have a Loan outstanding, you should provide written instructions about whether you want us to treat each payment as a Loan repayment or a Premium payment.

4. EFFECT OF LOANS ON POLICY ACCOUNT VALUES AND INSURANCE PROCEEDS.

  The amount of the Loan Balance, including unpaid principal and any accrued and unpaid interest, reduces the Cash Surrender Value and the Insurance Proceeds payable on the Insured's death.
  Amounts transferred as collateral to the Loan Collateral Account do not participate in the investment performance of the Investment Options, or earn Fixed Account interest, as long as the Loan is outstanding. Moreover, the interest we charge on your Loan Balance is greater than the interest earned on the Loan Collateral Account. This may limit your opportunity for asset growth over the long term.
  Repaying a Loan causes the Insurance Proceeds and the Cash Surrender Value to increase by the amount of the repayment.
  If your indebtedness causes the Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, and the No-Lapse Guarantee no longer applies, your Policy will go into Default and enter a Grace Period. See "Policy Lapse and Reinstatement." If the Default is not remedied before the end of the Grace Period, the Policy will Lapse and we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance.
  Policy Loans may increase your risk of Lapse and may have unfavorable tax consequences. You should consult a qualified tax advisor before taking a Policy Loan. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations."

POLICY LAPSE AND REINSTATEMENT

A Policy will go into Default if, on a monthly Policy Processing Day, the Cash Surrender Value is insufficient to pay the amount of the Monthly Deduction and the No-Lapse Guarantee no longer applies to the Policy. Therefore, a Policy could Lapse eventually if its Cash Surrender Value is not sufficient to cover Policy charges.

We will notify you in writing of any Default and will allow you a Grace Period of 61 days from the date of the written notice, in which you may make a Premium payment sufficient to bring the Policy out of Default. The required payment will be the accumulated deficiencies plus three (3) months' Monthly Deductions.

If we do not receive the required payment by the end of the Grace Period, the Policy will Lapse: that is, terminate with no value. If there is a Policy Loan, we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance. In addition, a Policy Lapse may have unfavorable tax consequences. See "Federal Tax Considerations."

1. DEATH DURING GRACE PERIOD. If the Insured under a Single Life Policy, or the last surviving Insured under a Survivorship Life Policy, should die during the Grace Period, the Cash Surrender Value used in the calculation of the Death Benefit will be the Cash Surrender Value as of the Policy Processing Day on which the Policy went into Default.

2. NO-LAPSE GUARANTEE. As long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test, we guarantee that the Policy will not go into Default during the No-Lapse Guarantee Period, even if adverse investment experience or other factors should cause the Cash Surrender Value to fall to zero or below. The No-Lapse Guarantee applies to all Underwriting Classes. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. After the end of the No-Lapse Guarantee Period, this guarantee no longer applies. If you make a material change to your Policy, such as an increase or decrease in the Face Amount, the Premium payments necessary to maintain this guarantee may increase or decrease.

Because this guarantee prevents Lapse during the No-Lapse Guarantee Period, it is possible for your Cash Surrender Value to decline below zero. In this case, unless you repay the negative balance before the end of the No-Lapse Guarantee Period, your Policy will Lapse after the end of that period.

The No-Lapse Guarantee is not available in all states.

No-Lapse Guarantee Cumulative Premium Test. At the time you purchase your Policy, we will provide you with a Planned Premium Payment Schedule. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, on each monthly Policy Processing Day, the sum of all Premiums paid to date, less any Loans and withdrawals taken and any charges or interest then due, is equal to or exceeds the sum of the payments that would have been made through that date if the Planned Annual Premium had been paid in timely equal monthly installments prior to each Policy Processing Day. If you fail the Cumulative Premium Test and fail to make the necessary payments during the NLG Grace Period (defined below), you will not be able to reinstate this guarantee.

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NLG Grace Period. If your Policy fails the No-Lapse Guarantee Cumulative Premium Test on a monthly Policy Processing Day, we will send you a letter indicating that you have a grace period of thirty (30) days from the day your Policy failed the test, in which to pay Premiums sufficient to make up the shortfall.

Important: If your Policy fails the No-Lapse Guarantee Cumulative Premium Test and you fail to make the necessary payment before the end of the NLG Grace Period, the guarantee will no longer apply and there is no way to reinstate the guarantee. If the Policy still has a sufficient Cash Surrender Value, however, it will remain in force despite the loss of the No-Lapse Guarantee.

The No-Lapse Guarantee is not available in all states and may vary according to state law. Please check your Policy.

3. POLICY REINSTATEMENT. An Owner may, by making a written request, reinstate a Policy which has terminated after going into Default at any time within the three-year period following the date of termination subject to the following conditions:

  Evidence of each Insured's insurability, satisfactory to us, is provided to us; and
  A payment equal to the amount that was required to bring the Policy out of Default immediately prior to termination, plus an amount equal to the applicable Monthly Deduction for the next three (3) months, must be paid to us.

If reinstatement is approved, the effective date of reinstatement will be the later of the date we approve the Owner's request or the date we receive the required payment at our Service Center.

A reinstated Policy:

  Has the same Policy Date as the Policy when originally issued;
  May have higher Cost of Insurance Rates if the Insured is in a different Underwriting Class and/or a different age group at the time of reinstatement;
  Will NOT have a No-Lapse Guarantee; and
  Reflects the reduction or elimination of any previous Policy Loans due to the previous Lapse.

TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on FILI's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

  Tax Status of the Policy

To qualify as a life insurance contract for Federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, FILI believes that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each subaccount of the separate account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code (discussed above). The separate account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the Funds' assets are to be invested. FILI believes that the separate account will thus meet the diversification requirement, and FILI will monitor continued compliance with this requirement.

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The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract Owner is considered the Owner of separate account assets, income and gain from the assets would be includable in the variable contract Owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract Owners may direct their investments to particular subaccounts without being treated as Owners of the underlying shares. No such regulations or revenue rulings have been issued to date. It is possible that when regulations or rulings are issued, the Policies may need to be modified to comply with them.

  IRC Qualification

For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests - a Cash Value Accumulation Test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not be changed thereafter.

  Cash Value Accumulation Test (CVAT). Under the terms of the Policy, the Policy Account Value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy. If the Insured under a Single Life Policy is 75 years old or more on the Policy Date, the CVAT will automatically apply.
  Guideline Premium Test (GPT). The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the Premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the Death Benefit at any time must be equal to or greater than the applicable percentage of Policy Account Value specified in the Code.

The CVAT does not limit the amount of Premiums that may be paid under the Policy. If you desire to pay Premiums in excess of those permitted under the GPT, you should consider electing to have your Policy qualify under the CVAT. However, any Premium that would increase the Net Amount at Risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum Death Benefit due to growth in the Policy Account Value will generally be greater under the CVAT than under the GPT.

The GPT limits the amount of Premium that may be paid under the Policy. If you do not desire to pay Premiums in excess of those permitted under GPT limitations, you should consider electing to have your Policy qualify under the GPT.

The following discussion assumes that the Policy qualifies as a life insurance contract for Federal income tax purposes.

We believe that the Insurance Proceeds under the Policy will be excludable from the gross income of the Beneficiary and that you will not be taxed on increases in the Policy's Account Value during the life of the Insured, or in the case of Survivorship Life Policy, the life of the second of the two Insureds.

  Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts" ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated Premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums. We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, the Premium would cause your Policy to become a MEC.

All Policies that we issue to the same Owner during any calendar year, which are treated as MECs, are treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a MEC are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a MEC.

  Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a MEC will be subject to the following tax rules. First, all distributions, including distributions upon Surrender and Partial Withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due Loan interest that is added to the Loan amount will be treated as a Loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Loan taken from or secured by, such a Policy that is included in income except where the distribution or Loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

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Once a Policy becomes a MEC, it is always treated as a MEC. MEC status may be particularly burdensome for Owners who intend to take Loans or Partial Withdrawals, such as employers that intend to fund employee benefits.

  Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not a MEC, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such Loans are treated as indebtedness of the Owner.

Finally, neither distributions (including distributions upon Surrender) nor Loans from, or secured by, a Policy that is not a MEC are subject to the 10 percent additional tax.

  Policy Loan Interest

Generally, personal interest paid on a Loan under a Policy which is owned by an individual is not deductible. In addition, interest on any Loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on Policy Loans may also be subject to the restrictions of Section 264 of the Code. An Owner should consult a qualified tax advisor before deducting any interest paid in respect of a Policy Loan.

  Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any Loan from, or secured by, a Policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Loan from, or secured by, a Policy that is a MEC to the extent that such amount is included in the gross income of the Owner.

  Policy Lapse

If a Policy Lapses in part due to Loans or Partial Withdrawals taken by the Owner, then gains in the Policy may be immediately taxable.

  Other Tax Considerations

The tax consequences of continuing the Policy after the Extended Maturity date are not clear. Consult your qualified tax advisor if you intend to do so.

The transfer or assignment of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state and local transfer taxes may be imposed. Consult with your qualified tax advisor for specific information in connection with these taxes.

LEGAL PROCEEDINGS

No litigation is pending that would have a material effect on us or the Variable Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account appear in the SAI.

GLOSSARY

Accelerated Benefit: An additional benefit of the Single Life Policy that permits you to claim a portion of the Insurance Proceeds in the event of the Insured's terminal illness as defined in the Policy. This Benefit comes with the Single Life Policy for no additional charge. This benefit is not available in all states.

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Application: A form or set of forms that must be completed and signed by a prospective Owner and each Insured before we can issue a Policy.

Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom Insurance Proceeds are paid.

Cash Surrender Value: The Policy Account Value (the total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account), less any Loan Balance (which includes accrued interest) and charges due.

Cash Value Accumulation Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance policy for Federal tax purposes. Both this test and the Guideline Premium Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Conditional Receipt: A receipt evidencing our receipt of a Premium payment before we issue a Single Life Policy. A Conditional Receipt is not an insurance Policy.

Cost of Insurance: A monthly charge we assess to compensate us for underwriting the Death Benefit. It is the product of your Policy's Cost of Insurance Rate times its Net Amount at Risk on your Policy's monthly Policy Processing Day. It varies from Policy to Policy and from month to month. Your Policy Schedule indicates the guaranteed Cost of Insurance Rates applicable to your Policy.

Cost of Insurance Rate: This rate is used to calculate the monthly Cost of Insurance charge. It depends on a number of factors that are unique to your Policy, including each Insured's Issue Age, sex (in most states) and Underwriting Class, as well as the Policy Year and, for a Single Life Policy, the Face Amount.

Death Benefit: The gross amount, before deduction of Loan Balances and outstanding charges, that we agree to pay the Beneficiary upon receipt of proof of the death of the Insured in a Single Life Policy, or the death of last surviving Insured in a Survivorship Life Policy. The Death Benefit is based upon your choice of Death Benefit Option A or B, your choice of Face Amount and in some cases on the Policy Account Value and choice of tax test.

Default: A Policy goes into Default if its Cash Surrender Value is too low to pay the Monthly Deduction amount and if the No-Lapse Guarantee no longer applies. Following a Default, the Owner has a 61-day Grace Period in which to make a Premium payment sufficient to cure the Default.

EFT: Electronic Funds Transfer. You can make Premium payments by authorizing us to automatically deduct a specified amount monthly from your bank account.

Exchange: A transaction in which amounts allocated to one Investment Option and/or the Fixed Account are redeemed and invested in a different Investment Option and/or the Fixed Account, at the Owner's request.

Extended Maturity: The period after the Policy Anniversary nearest the Insured's 100th birthday for a Single Life Policy, and after the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured, for a Survivorship Life Policy. During Extended Maturity, the Death Benefit is changed to equal the Policy Account Value and we do not assess Monthly Deductions. This feature does not apply in Florida. See "Extended Maturity - Florida Residents" for more information.

Face Amount: The dollar amount of insurance selected by the Owner. The Face Amount is a factor in determining the Death Benefit and certain charges.

FILI ("we"): Fidelity Investments Life Insurance Company, the issuer of the Policy.

Fixed Account: A part of our general account. You may allocate a portion of your Net Premium payments or a portion of your Policy Account Value to the Fixed Account. Amounts allocated to the Fixed Account do not fluctuate in value, and earn interest at rates that we declare from time to time. We guarantee that the declared rate will always be at least the guaranteed rate stated in your Policy Schedule.

Free Look Period: The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund. The length of the Free Look Period varies by state.

Fund: A mutual fund in which an Investment Option invests. The Funds are named in this prospectus and described in detail in the Fund prospectuses.

Grace Period: A 61-day period after a Policy first goes into Default, after which the Policy will Lapse if the Owner does not make a Premium payment sufficient to cure the Default.

Guideline Premium Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance Policy for Federal tax purposes. This test defines a limit on the Premiums you can pay into your Policy. Both this test and the Cash Value Accumulation Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

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Home Office: Fidelity Investments Life Insurance Company, 82 Devonshire Street, Boston, MA 02109. For information or transactions regarding your Policy, please contact our Service Center.

Insurance Proceeds: The amount we pay to the Beneficiaries or other persons after we receive satisfactory proof of death of the Insured on a Single Life Policy or both Insureds on a Survivorship Life Policy. It is calculated as the Death Benefit, less any Loan Balance, unpaid Monthly Deductions and any payment made under the Accelerated Benefit, including any accrued but unpaid interest. Any Rider benefits will be determined and paid in accordance with the terms of the applicable Rider.

Insured: A person whose life is insured by the Policy. In the case of a Single Life Policy, there will be only one Insured. In the case of a Survivorship Life Policy, there will be two Insureds and the Insurance Proceeds will be paid only upon the death of the second Insured to die.

Internal Revenue Code: The U.S. Internal Revenue Code of 1986, as amended.

Investment Option: A subaccount of our Variable Account, which invests all of its net assets in a specific Fund. You may allocate Premium payments into one or more Investment Options, and the value of the amount allocated will change daily with the Fund's investment performance.

Issue Age: The Insured's age on the Insured's birthday nearest the Policy Date.

Issue Date: The date we produce your Policy. It will be stated on your Policy.

Lapse: The termination of a Policy without value. If a Policy goes into Default, because the Cash Surrender Value is too low to cover monthly charges and the No-Lapse Guarantee no longer applies, it will Lapse at the end of a 61-day Grace Period unless the Owner makes a minimum Premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

Loan: A transaction in which you borrow money from us, using the Policy as the only collateral. Interest charges and other terms and conditions are described under "Loans."

Loan Balance: The principal and accrued interest due under all Policy Loans you have taken, as reflected on our records.

Loan Collateral Account: The account to which we transfer funds, from the Investment Options and/or the Fixed Account, as collateral for a Policy Loan.

MEC: A modified endowment contract, as defined under the Internal Revenue Code.

Minimum Initial Premium: The minimum Premium payment needed in order for us to issue a Policy. Your Minimum Initial Premium amount will be at least: the Planned Annual Premium if you have selected an annual payment schedule; one-half the Planned Annual Premium if you have selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months' worth), if you have elected a monthly payment schedule using automatic electronic funds transfer (EFT).

Monthly Deduction: The amount we deduct from the Cash Surrender Value on each monthly Policy Processing Day. The Monthly Deduction includes the Cost of Insurance charge, the monthly Policy charge, the monthly unit charge for Survivorship Life Policies, and charges for any Riders.

Net Amount at Risk: The Death Benefit minus the Policy Account Value. This figure measures the insurance risk we bear, and is the basis for the Cost of Insurance charge.

Net Premium: The remaining Premium payment amount after we deduct the State Tax Charge.

No-Lapse Guarantee: A guarantee by us that, as long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test as defined in the Policy (see "No-Lapse Guarantee"), the Policy will not Lapse during the No-Lapse Guarantee Period. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. This feature is not available in all states.

Owner ("you"): The person who holds the rights and duties under the insurance Policy, including the right to designate the Beneficiaries, choose the Death Benefit and Riders, apply for the Accelerated Benefit of a Single Life Policy, and the responsibility to make Premium payments. The Owner is the person with whom we, the insurance company, make the contract of insurance. A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership.

Partial Withdrawal: An Owner's withdrawal of a portion of the Cash Surrender Value.

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Planned Annual Premium: An annual Premium amount stated in the Policy Schedule. The Owner is not required to make payments according to this plan to keep the Policy in force. However, a failure to make at least the Planned Annual Premium payments in a timely manner will result in the loss of the No-Lapse Guarantee.

Policy Account Value: The total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account. Policy Account Value is the starting point for calculating important values under the Policy, including the Death Benefit and Cash Surrender Value.

Policy Anniversary: The same day and month as the Policy Date in each later year.

Policy Date: The date insurance coverage becomes effective. It will be stated in your Policy Schedule.

Policy Processing Day: The day of each month when we deduct monthly charges from the Cash Surrender Value. It is the same day of every month as the Policy Date.

Policy Schedule: The portion of your Policy that sets forth information specific to your agreement with us, including the Insured(s), Face Amount, tax test and Death Benefit option.

Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.

Premiums: Payments by the Owner to us in order to provide the Policy benefits and fund the Policy Account Value.

Rider: An extra benefit that you can choose to add to the Policy, generally for an additional cost. Each Rider has its own form, that describes its terms, conditions and benefits. If you purchase a Rider, the Rider form will be attached to your Policy.

SEC: The United States Securities and Exchange Commission.

Service Center: The office where we process Policy-related transactions, P.O. Box 724677, Atlanta, GA 31139. We may change this upon advance written notice to you.

Single Life Policy: The Fidelity Lifetime Reserves® Flexible Premium Variable Universal Life Policy offered by this prospectus.

State Tax Charge: A charge assessed by the Company to pay applicable state or local taxes assessed as a percentage of Premiums received by the Company.

Surrender: Termination of the Policy at the Owner's request, with the then-current Cash Surrender Value paid to the Owner.

Survivorship Life Policy: The Fidelity Lifetime ReservesSM Flexible Premium Survivorship Variable Universal Life Policy offered by this prospectus.

Underwriting Class: The risk classification we assign to the Insured or Insureds, based on the Application form and evidence of insurability. The Underwriting Class is a principal factor in determining the Cost of Insurance Rate.

Valuation Day: Any day on which the Funds and Investment Options are priced, generally each day the New York Stock Exchange is open for trading.

Variable Account: Fidelity Investments Variable Life Account I. The Variable Account holds all assets allocated by Owners to the Investment Options, and is maintained separately from our general account.

You: The owner of the Policy. See "Owner" above.

The SAI includes additional information about the Variable Account. To request a free copy of the SAI, personalized Policy illustrations, other information about the Policies, or to make Owner inquiries, please call toll-free 1-888-343-5433.

In addition, information about the Variable Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Variable Account are available on the SEC's internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street NW, Washington DC 20549-0102.

Investment Company Act of 1940 File no. 811-5258
VUL-pro-0411
1.796104.109

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PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(DEPOSITOR)

FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I
(REGISTRANT)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2011

This Statement of Additional Information ("SAI") supplements the information found in the current prospectus for the variable universal life contract ("Contract") offered by Fidelity Investments Life Insurance Company ("FILI") through its Variable Life Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2011 without charge by calling 1-888-343-5433.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

Table of Contents
SAI
General Information and History	<Click Here>
The Variable Account	<Click Here>
Services	<Click Here>
Underwriters	<Click Here>
Independent Accountants	<Click Here>
Financial Statements	<Click Here>
Variable Account (enclosed)
Fidelity Investments Life Insurance Company (enclosed)

VUL-ptb-0411
1.796150.109

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

FILI is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI and its subsidiary issue life insurance and annuity products nationwide. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC. FILI's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at 82 Devonshire Street, Boston, Massachusetts 02109.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Life Account I ("Variable Account") is a separate investment account of FILI, and was established on July 22, 1987. It is used to support the variable universal life policy described herein. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

SERVICES

McCamish Systems, LLC (in California the company is registered as McCamish Systems, LLC Insurance Administrators), 6425 Powers Ferry Road, 3rd floor, Atlanta, GA, 30339, provides administrative services to FILI related to Policy application processing, production of Policy documents, administration of Policy transactions, maintenance of Policy files, production of periodic reports, and Variable Account administration.

PricewaterhouseCoopers, LLP is the Variable Account's independent registered public accounting firm. Its business office is located at 125 High Street, Boston, Massachusetts 02110.

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

UNDERWRITERS

Fidelity Brokerage Services LLC ("FBS") and Fidelity Insurance Agency, Inc. ("FIA") distribute the Policies through a continuous offering. FBS is the principal underwriter. Both FBS and FIA are affiliates of us and of FMR LLC, our parent company. Fidelity Distributors Corporation ("FDC") is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of FBS and FDC is 82 Devonshire Street, Boston, Massachusetts 02109.

We pay FIA first year sales compensation of not more than 35% of first year premium, up to planned Premium, plus 3% of the excess of first year Premium over planned Premium.

No underwriting commissions have been paid to or retained by the principal underwriter related to sales of contracts of the Registrant (Fidelity Investments Life Account I) for the past three years.

INDEPENDENT ACCOUNTANTS

The consolidated financial statements of the Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, and the financial statements of Fidelity Investments Variable Life Account I of the Company as of December 31, 2010 and for each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for PricewaterhouseCoopers LLP is 125 High Street, Boston, Massachusetts 02110.

FINANCIAL STATEMENTS

The financial statements of the Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Policies. Please note that the Company is relying on the exemption provided by SEC Rule 12h-7 in its preparation of the Company's financial statements provided herein.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2010, 2009 and 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Fidelity Investments Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Fidelity Investments Life Insurance Company (the "Company", a wholly-owned subsidiary of FMR LLC) and its subsidiary at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 26, 2011

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (A Wholly-Owned Subsidiary of FMR LLC) CONSOLIDATED BALANCE SHEETS
(in thousands, except share data) December 31, 2010 and 2009

ASSETS	2010	2009
Investments:
Debt securities, available-for-sale, at fair value (amortized cost of $585,356 in 2010 and $525,856 in 2009)	$ 599,212	$ 536,813
Equity securities, at fair value (cost of $50 in 2010 and $0 in 2009)	54	--
Policy loans	517	561

Total investments	599,783	537,374

Cash and cash equivalents	225,618	221,717
Accrued investment income	4,936	4,989
Deferred policy acquisition costs	58,371	56,303
Reinsurance deposit and receivables	1,617,407	1,720,821
Property and equipment, net	3,116	8,958
Other assets	9,026	7,898
Net deferred tax asset	62,358	55,600
Income taxes receivable	4,163	--
Receivable from Parent and affiliates	--	7,120
Separate account assets	17,422,820	15,126,626

Total assets	$ 20,007,598	$ 17,747,406

LIABILITIES
Future contract and policy benefits	$ 1,016,915	$ 1,029,282
Contractholder deposit funds	737,089	813,401
Other liabilities and accrued expenses	14,834	13,665
Income taxes payable	--	10,298
Payable to parent and affiliates	8,290	--
Separate account liabilities	17,422,820	15,126,626

Total liabilities	19,199,948	16,993,272

Commitments and contingencies (Note 11)

STOCKHOLDER'S EQUITY

Common stock, par value $10 per share - 1,000,000 shares authorized; 300,000 shares issued and outstanding	3,000	3,000
Additional paid-in capital	69,582	69,582
Accumulated other comprehensive income	8,706	6,891
Retained earnings	726,362	674,661

Total stockholder's equity	807,650	754,134

Total liabilities and stockholder's equity	$ 20,007,598	$ 17,747,406

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (A Wholly-Owned Subsidiary of FMR LLC) CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(in thousands) for the years ended December 31, 2010, 2009 and 2008

	2010	2009	2008
Revenues:
Fees charged to contractholders	$ 114,721	$ 98,477	$ 108,994
Net investment income	17,624	17,950	27,597
Interest on reinsurance deposit	43,909	47,764	53,224
Fund administration fees	5,461	2,028	3,528
Net realized investment gains (losses):
Other than temporary losses on debt securities	--	(224)	(8,876)
Other than temporary losses on debt securities transferred to other comprehensive income	--	--	--
Other than temporary losses	--	(224)	(8,876)
Net realized investment gains and losses on sales	11,110	10,185	8,536
Total net realized investment gains (losses)	11,110	9,961	(340)
Premiums	9,760	4,996	7,043
Other income	26	8	--

Total revenue	202,611	181,184	200,046

Benefits and expenses:
Underwriting, acquisition and insurance expenses(1)	69,307	79,055	115,336
Contract and policy benefits and expenses	63,863	62,371	62,962
Other expenses	--	8,599	178

Total benefits and expenses	133,170	150,025	178,476

Income before income taxes	69,441	31,159	21,570

Income tax expense	17,740	7,154	3,074

Net income	51,701	24,005	18,496

Other comprehensive income, before tax:
Unrealized gains on securities:
Net unrealized holding gains during the period	14,005	14,162	43
Reclassification adjustment for net realized (gains) losses included in net income	(11,110)	(9,961)	340
Foreign currency translation adjustment:
Net cumulative foreign currency translation adjustment	--	(197)	243
Provision for income taxes related to items of other comprehensive income	(1,080)	(1,356)	(357)

Other comprehensive income, net of tax	1,815	2,648	269

Comprehensive income	$ 53,516	$ 26,653	$ 18,765

(1) Includes affiliated company transactions (Note 8)

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (A Wholly-Owned Subsidiary of FMR LLC) CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(in thousands) for the years ended December 31, 2010, 2009 and 2008

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity

Balance at December 31, 2007	$ 3,000	$ 68,048	$ 3,974	$ 632,160	$ 707,182

Comprehensive income:
Net income	--	--	--	18,496	18,496
Other comprehensive income	--	--	269	--	269
Forgiveness of debt	--	1,534	--	--	1,534

Balance at December 31, 2008	$ 3,000	$ 69,582	$ 4,243	$ 650,656	$ 727,481

Comprehensive income:
Net income	--	--	--	24,005	24,005
Other comprehensive income	--	--	2,648	--	2,648

Balance at December 31, 2009	$ 3,000	$ 69,582	$ 6,891	$ 674,661	$ 754,134

Comprehensive income:
Net income	--	--	--	51,701	51,701
Other comprehensive income	--	--	1,815	--	1,815

Balance at December 31, 2010	$ 3,000	$ 69,582	$ 8,706	$ 726,362	$ 807,650

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (A Wholly-Owned Subsidiary of FMR LLC) CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands) for the years ended December 31, 2010, 2009 and 2008
	2010	2009	2008
Cash flows from operating activities:
Net income	$ 51,701	$ 24,005	$ 18,496
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	7,012	8,753	7,640
Net realized investment (gains) losses	(11,110)	(9,961)	340
Charitable donation expense	--	8,599	--
Provision (benefit) for deferred taxes	(7,918)	(14,120)	1,159
Changes in assets and liabilities:
Accrued investment income	53	716	3,559
Change in deferred policy acquisition costs, net of amortization	(2,089)	(3,814)	2,225
Future contract and policy benefits, net	96,692	99,508	200,666
Reinsurance deposit and receivables	103,414	110,178	(3,577)
(Recoverable from) payable to parent and affiliates, net	15,410	(16,804)	8,041
Income taxes	(14,461)	19,924	(2,878)
Other assets and other liabilities, net	81	(467)	(1,225)

Net cash provided by operating activities	238,785	226,517	234,446

Cash flows from investing activities:
Purchase of debt securities	(818,527)	(910,674)	(1,303,248)
Purchase of equity securities	(50)	--	--
Purchase of restricted cash equivalent	--	--	(2,917)
Proceeds from sales of debt securities	738,999	837,963	1,455,444
Proceeds from maturities and calls of debt securities	30,064	41,953	30,350
Proceeds from maturities of restricted cash equivalent	--	--	4,323
Investment trades payable	--	--	--
Investment trades receivable	(43)	21	(247)
Change in policy loans	47	(313)	(178)
Capital expenditures	(4)	2	(524)

Net cash (used for) provided by investing activities	(49,514)	(31,048)	183,003

Cash flows from financing activities:
Change in cash overdraft	--	--	(20,447)
Deposits credited to variable annuity contracts	1,684,288	1,344,524	2,373,743
Deposits credited to fixed annuity contracts	--	--	23,874
Net transfers (from) to separate accounts	(366,059)	27,271	(954,727)
Withdrawals from variable annuity contracts	(1,362,379)	(1,430,114)	(1,488,564)
Withdrawals from fixed annuity contracts	(141,220)	(149,485)	(156,817)

Net cash used for financing activities	(185,370)	(207,804)	(222,938)

Effect of foreign exchange rate changes on cash	--	--	258

Net increase (decrease) in cash and cash equivalents	3,901	(12,335)	194,769

Cash and cash equivalents:
Beginning of year	221,717	234,052	39,283
End of year	$ 225,618	$ 221,717	$ 234,052
Supplemental disclosure of cash flow information for non-cash transactions
Forgiveness of debt, net of income taxes	$ --	$ --	$ 1,534
Charitable donation of debt securities	$ --	$ 8,599	$ --

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND NATURE OF OPERATIONS:

The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company ("FILI"), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company ("EFILI"), FILI's wholly-owned insurance company subsidiary operating exclusively in the State of New York (collectively, the "Company"). FILI is a wholly owned subsidiary of FMR LLC.

The Company issues variable deferred and immediate annuity contracts and variable life policies and is licensed in all states in the United States of America and the District of Columbia. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the contracts are allocated to the Variable Annuity Accounts, which are separate accounts of the Company. Amounts invested in the variable life policies are allocated to the Variable Life Accounts, which are also separate accounts of the Company. The assets of the Variable Annuity Accounts are invested in certain portfolios of the Fidelity Variable Insurance Products funds, the Fidelity Variable Insurance Product funds (Investor Class), the Universal Institutional funds, the Wells Fargo Advantage Variable Trust funds, the Credit Suisse Trust, the Lazard Retirement Series, Inc., Invesco Advisers Inc., and the PIMCO Variable Insurance Trust. Previously, the Company offered certain portfolios in the Old Mutual Insurance Series funds and the Strategic Advisers, Inc. funds. Effective December 2008, the Old Mutual Insurance Series Funds were liquidated and closed. Effective December 2009, the Fidelity Strategic Advisers, Inc. funds were liquidated and closed. Separate account assets are reported at the net asset value of such portfolios. The assets of the Variable Life Accounts are invested in certain portfolios of the Fidelity Variable Insurance Product funds, the Universal Institutional funds, the Credit Suisse Trust, Invesco Advisers Inc., and the Lazard Retirement Series, Inc.

In 2004, FILI became licensed to issue group annuity contracts in all provinces of Canada. Amounts invested in these contracts are allocated to certain portfolios of the Segregated Funds Accounts, which are separate accounts of the Company. The invested assets are reported at the net asset value of such portfolios. In 2006, the Company sold the net assets and liabilities attributable to these contracts to an affiliate, Fidelity Investments Insurance Company of Canada, for approximately $1,200,000. The sale was conducted at fair value which approximated its financial statements carrying value and resulted in no gain or loss to the Company. During 2008, certain amounts payable to affiliates of approximately $1,534,000 incurred in connection with administering the group annuity contract business was forgiven. This was recorded in Stockholder's Equity.

The Company offers a term life insurance product with level premium paying periods of ten, fifteen and twenty years. Effective February 26, 2008, the five year term life insurance product was closed to new business. Effective April 1, 2008, the variable universal life product was closed to new business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities are classified as available-for-sale and are reported at fair value. Fair values for debt and equity securities are obtained from independent pricing sources. For securities that experience declines in fair value that are determined to be other than temporary, the impairment is separated into two components if there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell the security or it is more likely than not that it will not be required to sell the security before recovery of its cost basis. The amount of other than temporary impairments ("OTTI") related to a credit loss is recognized in earnings, and the amount of the OTTI related to other factors is recorded as a component of other comprehensive income. In instances where no credit loss exists but it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in fair value below amortized cost is recognized as an OTTI in earnings. Factors considered in evaluating whether a decline in fair value is other than temporary are whether the decline is substantial, the duration in which the fair value has been less than cost, and the Company's ability and intent to retain the investment for a period of time sufficient to allow for the anticipated recovery in value, and the financial condition and near-term prospects of the issuer. Unrealized gains or losses on securities are reported as a component of other comprehensive income, net of income taxes. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Such amortization is included in investment income.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Prepayment assumptions for loan-backed and structured securities are obtained from broker-dealer survey values. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents are comprised of amounts in demand deposit accounts and money market mutual funds, and are reported at cost which approximates fair value. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $237,291,000 and $219,349,000 at December 31, 2010 and 2009, respectively.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contractholders and are reported at fair value based on the net asset value ("NAV") of such underlying mutual fund portfolios. Since the contractholders receive the full benefit and bear the full risk of the separate account investments, which are comprised of mutual funds, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contractholders include mortality and expense risk, and administrative charges for variable annuity and life contractholders and also include the cost of providing insurance protection for variable life contractholders. Fund administration fees represent administrative fees charged to investment managers. Fees charged to contractholders and fund administration fees are recognized ratably throughout the year as a percentage of the related separate account assets. Premiums for term life insurance products are recognized as revenues over the premium-paying period. Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

Future Contract and Policy Benefits

Future contract and policy benefits include liabilities for the fixed portion of the variable annuity products, the guaranteed minimum death benefit ("GMDB") and the guaranteed minimum withdrawal benefit features ("GMWB") (see Note 3 - Guaranteed Benefits) on certain variable annuity products, the life contingent fixed income annuity product and life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force, taking into consideration the future premiums and assessments. The Company issued a GMWB product that guarantees payments over the lifetime of the contractholder.

Future contract benefits for the variable and fixed annuity products are computed using pricing interest rates and estimates for mortality. The liabilities for future policy benefits for traditional life insurance products are computed using the net level premium reserve method and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

Contractholder Deposit Funds

Contractholder deposit funds consist of annuity deposits received from customers for the fixed income annuity product with no life contingencies and for policies issued in 2003 and prior, and the fixed portion of the variable income annuity product with insignificant amounts of life contingent benefits. Liabilities are equal to the accumulated policy values, which consists of an accumulation of deposit payments plus credited interest, less withdrawals and amounts assessed through the end of the period.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Reinsurance Deposit and Receivables

The Company reinsures a substantial portion of its life insurance and annuity product risks with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains contingently liable for claims reinsured in the event the reinsurer is unable to meets its obligations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Deferred Policy Acquisition Costs

Costs that vary with and are primarily associated with acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 8 - Affiliated Company Transactions, and certain expenses for traditional life policy issuance and underwriting. These deferred policy acquisition costs ("DAC") are being amortized over the lifetime of the policy generally estimated as the level term period for the term insurance product, and a 30-year period for the variable deferred and immediate annuity product. Prior to 2009, deferred policy acquisition costs for certain deferred variable annuity products were amortized over a 20 year period.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals, internal replacements and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company's past experience, industry studies, and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross profits to amortize the remaining DAC balances. See Note 9 - Underwriting, Acquisition and Insurance Expenses for additional information regarding amortization of deferred policy acquisition costs.

A significant assumption for the projection of estimated gross profits is the investment return on Separate Account fund balances. The Company assumes a long term return of 7.5% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return over the next seven years is developed such that the combination of actual and projected returns equals the long term return, and the long term return is projected for the eighth year and beyond. The Company limits the projected return to no greater than 11.5% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

During 2008, the Company reduced its long term projected investment returns on separate account fund balances after performing additional analysis which indicated a shift in the asset mix as well as a decrease in the weighted average return based on Ibbotson data. The reduction in the maximum projected return was also based on Ibbotson data and resulted in a reduction of about 1.5% from the prior level.

GAAP provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract.

The Company defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract, by amendment, endorsement or rider to the contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs are written off. During 2010 and 2009, the Company trued-up for actual lapse and internal replacement activity. The Company also unlocked the future internal replacement assumption based on actual experience.

DAC for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Property and Equipment

Property, equipment, leasehold improvements and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets ranging from 3 years to 10 years.

Software includes certain costs incurred for purchasing and developing software for internal use and is amortized over estimated useful lives, generally three years.

The Company accounts for certain capitalized software, under GAAP, which requires certain costs incurred in connection with developing or obtaining internal use software to be capitalized. Capitalized software development costs of $3,116,000 and $8,958,000 are recorded in property and equipment, net of accumulated depreciation, in the Balance Sheets as of December 31, 2010 and 2009, respectively. Depreciation expense on these capitalized software development costs were $5,846,000, $6,908,000 and $4,217,000 in 2010, 2009, and 2008 respectively.

Income Taxes

The Company files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

The accounting guidance clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. Companies can recognize the benefit of uncertain tax positions only when the position is "more likely than not" to be sustained by the tax authorities.

Foreign Currency Translation

The results of operations for the Company's branch denominated in Canadian dollars are translated into U.S. dollars using average exchange rates during the period; assets and liabilities are translated using exchange rates at the end of each period. Translation gains and losses are included in the consolidated statements of income and comprehensive income as a component of accumulated other comprehensive income. As discussed in Note 1, the Company sold its interests in certain group annuity contracts issued in Canada during 2006.

Adoption of New Accounting Pronouncements

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. The updated guidance also clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity is effective January 1, 2011.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification ("the Codification") as the source of authoritative GAAP. All guidance contained in the Codification carries an equal level of authority. The adoption of the Codification as the source of authoritative GAAP had no impact on the Company's financial statements.

In May 2009, the FASB codified the guidance regarding disclosure of events occurring subsequent to the balance sheet date. The guidance does not change the definition of a subsequent event (i.e. an event or transaction that occurs after the balance sheet date but before the financial statements are issued) but requires disclosure of the date through which subsequent events were evaluated when determining whether adjustment to or disclosure in the financial statements is required. Since this standard requires only

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

additional disclosures concerning subsequent events, the adoption of it did not have an effect on the financial statements. The Company evaluated subsequent events through the date of this report.

In April 2009, the FASB issued new accounting guidance which requires entities to separate an "OTTI" of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell the security, and it is more likely than not that it will not be required to sell the security before recovery of its cost basis. Prior to April 1, 2009, the Company had to determine whether it had the intent and ability to hold the investment for a sufficient period of time for the value to recover. When the analysis of the above factors resulted in the Company's conclusion that declines in fair values were other-than-temporary, the cost of the securities was written down to fair value and the reduction in value was reflected as a realized loss. Adoption of this guidance requires that the Company record, as of the beginning of the period of adoption, a cumulative effect adjustment to reclassify the noncredit component of a previously recognized OTTI from retained earnings to other comprehensive income. The Company adopted this guidance effective April 1, 2009. The adoption of this guidance had no impact on the Company's financial statements.

In April 2009, the FASB issued an additional standard for measuring the price that would be received to sell an asset or transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants under market conditions at the measurement date. This fair value guidance indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased from normal conditions or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Adoption of this standard had no impact on the Company's financial statements.

On January 1, 2009, the Company adopted FASB guidance regarding fair value measurement which was delayed for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a non recurring basis to fiscal years beginning after November 15, 2008.  Adoption of this standard had no impact on the Company's financial statements.

In September 2006, FASB issued guidance that establishes a framework for measuring fair value under GAAP and enhances disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between participants (an exit price). The statement establishes a fair value hierarchy that distinguishes between inputs based on market data from independent sources ("observable inputs") and a reporting entity's internal assumptions based on the best information available when the external market data is limited or unavailable ("unobservable inputs"). In addition, the guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3"). The Company adopted the guidance effective January 1, 2008. The adoption of the guidance had no impact on the financial assets and financial liabilities that are required to be measured at fair value. See Note 5 - Fair Value Measurements for additional information regarding fair value.

Future Adoption of New Accounting Pronouncements

In October 2010, the FASB issued guidance on the definition of acquisition costs eligible for deferral in connection the acquisition of new or renewal insurance contracts. Under the new guidance, acquisition costs that are eligible for deferral include those costs that are directly related to the successful acquisition of the new or renewal business; incremental direct costs of acquisition that are incurred with independent third parties or employees; and advertising costs meeting the capitalization criteria for direct-response advertising. This guidance is effective for fiscal years beginning after December 31, 2011. Early adoption of the guidance is permitted. Additionally, the guidance may be adopted prospectively with retroactive application permitted but not required. The Company is currently assessing the impact of this guidance on its financial statements.

The FASB amended accounting guidance that effect consolidation analyses for investments held through the separate accounts of an insurance entity. An insurance entity should not consider any separate account interest held for the benefit of policy holders in an investment to be the insurer's interest and should not combine those interests with its general account interests in the same investment when assessing the investment for consolidation, unless the separate account interest are held for the benefits of a related party policy holder. This amendment is effective on January 1, 2011 for the Company. The amendment should be applied to all periods upon the date of adoption. The Company is currently evaluating the impact of this amendment and does not expect it will have an impact on the financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

3. GUARANTEED BENEFITS:

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and separate accounts. Reporting and measuring the Company's interest in its separate accounts as general account assets are based on the insurer's proportionate beneficial interest in the separate account's underlying assets. This guidance requires the establishment of a liability for contracts that contain death or other insurance benefits using a specified reserve methodology.

Certain of the variable annuity contracts issued by the Company offer guaranteed minimum death or guaranteed minimum withdrawal benefits. Reserves for these benefits are accounted for under this guidance as the benefits settle only upon an insurable event, such as death or are life contingent.

Guaranteed Minimum Death Benefits

The Company has certain variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contract holders with a default guarantee that the benefit received at death will be no less than a prescribed minimum amount. Upon death of the annuitant prior to age 85, the death benefit is the greater of the contract value and total premiums, adjusted for withdrawals. For an additional charge, the death benefit is the greater of the default guaranteed death benefit and the highest contract value as of any prior anniversary, prior to age 80, adjusted for any additional payments or withdrawals. The optional rider was no longer offered to new customers, effective January 1, 2003. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference. The Company's current variable annuity contract does not offer a GMDB feature.

The following summarizes the liability for GMDB contracts reflected in the general account (in thousands):

	Years Ended December 31,
	2010	2009
Beginning balance	$ 15,976	$ 21,996
Unlocking of benefit ratio	(1,840)	(3,101)
Interest on reserve	959	1,288
Claims paid	(4,588)	(6,561)
Accrual of benefit ratio	2,378	2,354

Ending balance	$ 12,885	$ 15,976

The reinsurance recoverables associated with GMDB were $12,475,000 and $15,192,000 at December 31, 2010 and 2009, respectively.

The following information relates to the reserving methodology and assumptions for developing the GMDB policy benefit liability.

  The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
  The mean investment return assumptions for the stochastic scenarios, before fund expenses and other charges, vary from 3.8% to 11.5% depending on the underlying fund type.
  The projection model employs a mean reversion additive adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
  The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
  The mortality assumption is 65% of the 1994 Variable Annuity MGDB Mortality Table.
  The base lapse rate and partial withdrawal assumptions vary from 2.5% to 7.5% and 1% to 3%, respectively, depending on contract type and policy duration.
  The lapse rates for anticipated future internal replacements vary from 3.0% to 6.0% depending on calendar year.
  The discount rate is 6.83%.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

3. GUARANTEED BENEFITS (CONTINUED):

The table below represents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2010 and 2009. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

	Years Ended December 31,
	2010	2009
(in thousands, except for contractholder data)

Net deposits paid
Account value	$ 5,465,047	$ 5,437,315
Net amount at risk	$ 254,466	$ 338,006
Average attained age of contractholders	63	62
Ratchet (highest historical account value at specified anniversary dates)
Account value	$ 340,695	$ 333,179
Net amount at risk	$ 67,965	$ 108,163
Average attained age of contractholders	67	67

Guaranteed Minimum Withdrawal Benefits

The Company has a variable annuity contract with a guaranteed minimum withdrawal benefit feature. The GMWB feature provides annuity contract holders with income payments that are guaranteed for life. The withdrawal feature allows for guaranteed withdrawals beginning with age 59½ for the life of the contractholder based on a preset withdrawal percentage as defined in the contract. The contractholder is eligible to take the withdrawal benefit each year until there is no longer any living annuitant. In addition, the contract has a ratchet feature where the withdrawal value is increased to the greater of the contract value or withdrawal value on each anniversary. If the contract value is below the withdrawal value, the withdrawal value will not change.

The following summarizes the liability for GMWB contracts reflected in the general account (in thousands):

	Years Ended December 31,
	2010	2009
	(in thousands)
Beginning Balance	$ 1,845	$ 673
Unlocking of benefit ratio	(195)	--
Interest on reserve	44	60
Claims paid	--	--
Accrual of benefit ratio	591	1,112
Other	(774)	--
Ending Balance	$ 1,511	$ 1,845

For business issued prior to January 1, 2009, the Company reinsures 100% of its GMWB provisions. Effective January 1, 2009, the Company entered into a reinsurance agreement with a reinsurer to reinsure 90% of GMWB product sales during calendar year 2009. Effective March 31, 2009, the GMWB product closed to new business. Consequently, the aforementioned reinsurance agreement terminated effective March 31, 2009.

The reinsurance recoverables associated with GMWB were $1,484,000 and $1,818,000 at December 31, 2010 and 2009, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

3. GUARANTEED BENEFITS (CONTINUED):

The following information relates to the reserve methodology and assumptions for developing the GMWB policy benefit liability.

  The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
  The mean investment return assumptions for the stochastic scenarios, before fund expenses and other charges, vary from 3.8% to 11.5% depending on the underlying fund type.
  The projection model employs a mean reversion additive adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
  The volatility assumption is 20% for equity funds and 9% for bond funds.
  Separate benefit ratios were calculated for single life and joint life policies.
  The withdrawal assumptions are based on pricing.
  The mortality assumption is the Annuity 2000 Mortality Table.
  The lapse rates range from 2% to 10% with a dynamic lapse reduction for contracts in the money.
  The discount rate is 6.425%, adjusted for maintenance and expense charges.

The table below displays the account value and guaranteed withdrawal value at December 31, 2010 and 2009:

	Years Ended December 31,
	2010	2009
	(in thousands)
Account Value	$ 2,134,946	$ 1,964,582
GMWB Value	2,115,407	2,006,132
Average attained age of contractholders	68	67

4. INVESTMENTS:

The components of net investment income were as follows:

	Years Ended December 31,
	2010	2009	2008
	(in thousands)
Debt securities	$ 19,477	$ 18,920	$ 28,510
Cash and cash equivalents	483	1,407	2,042
Other income	238	214	35
Total investment income	20,198	20,541	30,587
Less: Investment expenses	2,574	2,591	2,990
Net investment income	$ 17,624	$ 17,950	$ 27,597

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

4. INVESTMENTS (CONTINUED):

Gross realized gains and losses from the voluntary sales of debt securities were as follows:

	Years Ended December 31,
	2010	2009	2008
	(in thousands)
Debt securities:
Gross realized gains	$ 13,213	$ 16,620	$ 22,049
Gross realized losses	$ (2,103)	$ (6,435)	$ (13,513)

Realized investment losses as a result of other-than-temporary impairments in the value of investments were $0, $224,000 and $8,876,000 in 2010, 2009 and 2008, respectively. There were no debt securities that were non-income producing for 2010, 2009 and 2008, respectively. There was no interest foregone by non-income producing securities for 2010 and 2009, respectively.

Net unrealized investment gains on available-for-sale securities carried at fair value, and the related impact on DAC, deferred income taxes and foreign exchange as of December 31, were as follows:

	December 31,
	2010	2009	2008
	(in thousands)
Debt securities	$ 13,856	$ 10,957	$ 6,342
Equity securities	4	--	--
DAC	(359)	(351)	63
Foreign exchange	--	--	197
Deferred income tax expense	(4,795)	(3,715)	(2,359)
	$ 8,706	$ 6,891	$ 4,243

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

4. INVESTMENTS (CONTINUED):

Debt securities that have been in a continuous unrealized loss position as of December 31, 2010 were as follows:

	Gross Unrealized Losses	Fair Value	Number of Securities
	(in thousands)
Investment grade debt securities:
0-12 months	$ (1,676)	$ 144,942	67
Greater than 12 months	(37)	3,237	4
	$ (1,713)	$ 148,179	71

Below investment grade debt securities:
0-12 months	$ (200)	$ 5,017	38
Greater than 12 months	--	--	--
	$ (200)	$ 5,017	38

Total	$ (1,913)	$ 153,196	109

Debt securities that have been in a continuous unrealized loss position as of December 31, 2009 were as follows:

	Gross Unrealized Losses	Fair Value	Number of Securities
	(in thousands)
Investment grade debt securities:
0-12 months	$ (2,708)	$ 176,610	104
Greater than 12 months	--	--	--
	$ (2,708)	$ 176,610	104

Below investment grade debt securities:
0-12 months	$ (61)	$ 2,565	25
Greater than 12 months	--	--	--
	$ (61)	$ 2,565	25

Total	$ (2,769)	$ 179,175	129

The Company evaluates declines in fair values below cost for its investments. Based on the Company's review of the issuers' continued compliance with the securities' obligations in accordance with their contractual terms, management's intent was not to sell these securities, and it was not more likely than not the Company would be required to sell before recovery, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that declines in the fair value of the securities above were temporary as of December 31, 2010 and 2009. The majority of the securities are investment grade fixed maturities with fair values at or greater than 99% of amortized cost at December 31, 2010. The decline in fair value was primarily the result of an increase in interest rates from the securities purchase date. Investments in below investment grade securities

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

4. INVESTMENTS (CONTINUED):

comprised approximately 5% of the total portfolio as of December 31, 2010. Unrealized losses on below investment grade securities were driven principally by changes in market yields.

The amortized cost and estimated fair value of debt securities, by type of issuer were as follows:

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Gross Unrealized Losses- OTTI	Fair Value
	(in thousands)
Debt securities:
U.S. Treasury securities	$ 203,731	$ 2,031	$ (1,109)	$ --	$ 204,653
Corporate debt securities	334,098	13,302	(673)	--	346,727
Foreign government securities	5,715	113	--	--	5,828
Mortgage and asset backed securities	41,812	323	(131)	--	42,004

	$ 585,356	$ 15,769	$ (1,913)	$ --	$ 599,212
Equity securities:	$ 50	$ 4	$ --	$ --	$ 54
	December 31, 2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Gross Unrealized Losses- OTTI	Fair Value
	(in thousands)
Debt securities:
U.S. Treasury securities	$ 193,378	$ 526	$ (2,464)	$ --	$ 191,440
Corporate debt securities	306,625	12,493	(262)	--	318,856
Foreign government securities	2,492	--	(24)	--	2,468
Mortgage and asset backed securities	23,361	707	(19)	--	24,049

	$ 525,856	$ 13,726	$ (2,769)	$ --	$ 536,813

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

4. INVESTMENTS (CONTINUED):

During 2010 and 2009, the Company recorded no OTTI for which an amount related to a credit loss was recognized in net realized investment gains and losses.

The amortized cost and estimated fair value of debt securities at December 31, 2010, by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(in thousands)
Due in 1 year or less	$ 28,813	$ 29,816
Due after 1 year through 5 years	396,405	405,630
Due after 5 years through 10 years	116,972	120,350
Due after 10 years	1,354	1,412
Mortgage and asset backed securities	41,812	42,004
	$ 585,356	$ 599,212

At December 31, 2010 and 2009, there were no contractual investment commitments. There are no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

At December 31, 2010, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,683,000 and $2,788,000, respectively. At December 31, 2009, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,681,000 and $2,677,000 respectively.

During 2009, the Company donated certain appreciated debt securities to a qualified charitable organization at fair value of $8,599,000. This is recorded as "Other expenses" in the Consolidated Statements of Income and Comprehensive Income. There were no donations for 2010 or 2008.

5. FAIR VALUE MEASUREMENTS:

The Company categorizes the financial assets and liabilities carried at fair value in its consolidated balance sheets based upon a three-level valuation hierarchy. The Company carries the following financial instruments at fair value in the Company's financial statements: fixed maturities, equity securities, short-term investments such as money market funds, and separate account assets. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.
  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

The majority of the Company's available-for-sale debt securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. While the Company obtains values for the debt securities it holds from independent pricing services, it is ultimately management's responsibility to determine whether the value obtained and recorded to the financial statements are representative of fair value. Certain

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

5. FAIR VALUE MEASUREMENTS (CONTINUED):

structured securities valued using industry-standard pricing methodologies utilize significant unobservable inputs to estimate fair value, resulting in the fair value measurements being classified as Level 3.

Separate account assets are invested in mutual funds whose values are based on the underlying net asset value of these funds. Open ended mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1.

The following fair value hierarchy table presents information about the Company's assets measured at fair value as of December 31, 2010:

	Quoted Market Prices in Active Markets (Level 1)	Pricing Methods with Significant Observable Market Inputs (Level 2)	Pricing Methods with Significant Unobservable Market Inputs (Level 3)	Balance as of December 31, 2010
	(in thousands)
Assets:
Available-for-sale debt securities:
U.S. Treasury securities	$ --	$ 204,653	$ --	$ 204,653
Corporate debt securities	--	346,727	--	346,727
Foreign government securities	--	5,828	--	5,828
Mortgage and asset backed securities	--	41,992	12	42,004
Total available-for-sale debt securities	$ --	$ 599,200	$ 12	$ 599,212
Equity securities	54	--	--	54
Separate account assets	17,422,820	--	--	17,422,820
Total	$ 17,422,874	$ 599,200	$ 12	$ 18,022,086

The following fair value hierarchy table presents information about the Company's assets measured at fair value on a recurring basis as of December 31, 2009:

	Quoted Market Prices in Active Markets (Level 1)	Pricing Methods with Significant Observable Market Inputs (Level 2)	Pricing Methods with Significant Unobservable Market Inputs (Level 3)	Balance as of December 31, 2009
	(in thousands)
Assets:
Available-for-sale debt securities:
U.S. Treasury securities	$ --	$ 191,440	$ --	$ 191,440
Corporate debt securities	--	318,856	--	318,856
Foreign government securities	--	2,468	--	2,468
Mortgage and asset backed securities	--	24,025	24	24,049
Total available-for-sale debt securities	$ --	$ 536,789	$ 24	$ 536,813
Separate account assets	15,126,626	--	--	15,126,626
Total	$ 15,126,626	$ 536,789	$ 24	$ 15,663,439

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

5. FAIR VALUE MEASUREMENTS (CONTINUED):

Changes in Level 3 assets measured at fair value on a recurring basis during 2010 were as follows:

	Beginning Balance, January 1, 2010	Total Realized and Unrealized Gains (Losses) Recorded in Revenue	Total Realized and Unrealized Gains (Losses) Recorded in Other Comprehensive Income	Purchases, Issuances, and Settlements Net	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance, December 31, 2010	Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2010
(in thousands)
Assets:
Available-for-sale debt securities:
Mortgage and asset backed securities	$ 24	$ --	$ (12)	$ --	$ --	$ --	$ 12	$ --

Changes in Level 3 assets measured at fair value on a recurring basis during 2009 were as follows:

	Beginning Balance, January 1, 2009	Total Realized and Unrealized Gains (Losses) Recorded in Revenue	Total Realized and Unrealized Gains (Losses) Recorded in Other Comprehensive Income	Purchases Issuances, and Settlements Net	Transfers Into and/or Out of Level 3	Ending Balance, December 31, 2009	Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2009
(in thousands)
Assets:
Available-for-sale debt securities:
Mortgage and asset backed securities	$ 980	$ 127	$ 98	$ (1,129)	$ (52)	$ 24	$ --

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

5. FAIR VALUE MEASUREMENTS (CONTINUED):

Financial Instruments Not Carried at Fair Value

Certain financial instruments are not measured at fair value in the financial statements but is disclosed if it is practicable to estimate such values. The following include disclosures for other financial instruments not carried at fair value and not included in the above discussion.

	2010		2009
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in thousands)		(in thousands)

Financial Assets:
Policy loans	$ 517	$ 517	$ 561	$ 561
Reinsurance deposit and receivables	1,617,407	1,703,591	1,720,821	1,776,140

	$ 1,617,924	$ 1,704,108	$ 1,721,382	$ 1,776,701

Financial Liabilities:
Contractholder deposit funds	$ 737,089	$ 822,739	$ 813,401	$ 868,748

	$ 737,089	$ 822,739	$ 813,401	$ 868,748

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Reinsurance Deposit and Receivables

Fair values for certain of the Company's reinsurance deposits for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Contractholder Deposit Funds

Fair values for the Company's contractholder deposit fund liabilities for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, the outstanding principal balance is considered to be a reasonable estimate of the fair value of policy loans.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

6. INCOME TAXES:

The components of the provision for income taxes attributable to operations were as follows:

	Years Ended December 31,
	2010	2009	2008
	(in thousands)
Current:
Federal	$ 25,419	$ 21,782	$ 2,017
State	239	(508)	(102)
	25,658	21,274	1,915
Deferred:
Federal	(7,793)	(13,924)	1,071
State	(125)	(196)	88
	(7,918)	(14,120)	1,159
Provision for income taxes	$ 17,740	$ 7,154	$ 3,074

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to a franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded for EFILI, as EFILI believes that the reversal of temporary differences will have no impact on the state income tax that EFILI will pay in the future. State deferred taxes are recorded for FILI for the impact of its reversing temporary differences on its future state income tax liability.

Significant components of the Company's net deferred tax asset were as follows:

	December 31,
	2010	2009
	(in thousands)
Deferred income tax assets (liabilities):
Deferred policy acquisition costs	$ 19,821	$ 16,231
Contractholder reserves	35,328	31,591
Deferred revenue	8,450	9,441
Unrealized losses/(gains) on available-for-sale securities	(4,993)	(3,857)
Deferred compensation and retirement benefit plans	2,537	2,259
Other, net	1,215	(65)

Net deferred tax asset	$ 62,358	$ 55,600

Management believes that the Company's future income will be sufficient to realize the net deferred tax asset.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

6. INCOME TAXES (CONTINUED):

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	Years Ended December 31,
	2010	2009	2008
	(in thousands)
Tax provision at U.S. Federal statutory rate	$ 24,304	$ 10,905	$ 7,550
Dividends received deduction	(6,438)	(4,137)	(4,514)
Other, net	(126)	386	38

	$ 17,740	$ 7,154	$ 3,074

FILI paid federal and state income taxes of $40,119,000, $0 and $8,000,000 in 2010, 2009 and 2008, respectively.

FASB provides guidance for the accounting for uncertainty in income taxes recognized in the Company's financial statements. The guidance allows the recognition of these tax benefits that have a greater than 50% likelihood of being sustained upon examination by the taxing authorities. As a result, the Company applies a more-likely-than not recognition threshold for all tax uncertainties. The Company's management believes that adequate provision has been made in the financial statements for any potential tax uncertainties.

Currently, the Company only files income tax returns in the United States. The Company is no longer subject to U.S. federal or state tax examinations for years before 2007. During 2010, the State of New York completed examination of the Company's state income tax returns for the tax years 2005 and 2006 which resulted in no material impact on the financial statements. The Company is not currently under examination for the income tax filings in any other jurisdictions. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company's financial condition, results of operations, or cash flows. Therefore, no reserves for uncertain tax positions have been recorded.

In its Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that proposes to change accepted industry and IRS interpretations of the status governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only. The Company has recorded benefits of $6,438,000, $4,137,000, and $4,514,000, respectively, related to the separate account DRD.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

7. STOCKHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS:

Generally, the net assets of the Company available for payment as dividends to FMR LLC are limited to the excess of FILI's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah, dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the preceding December 31. No dividends have been paid or declared during 2010, 2009 and 2008, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the applicable state insurance department which vary with GAAP in certain respects. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. The principal differences with GAAP are that statutory financial statements do not reflect DAC; recognition of deferred income tax assets are limited; bonds are generally carried at amortized cost; insurance liabilities are presented net of reinsurance assets; a

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

7. STOCKHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS (CONTINUED):

wholly-owned insurance subsidiary is reported at statutory equity and future policy benefit liabilities are estimated using different actuarial assumptions. The Company does not rely on the use of any permitted statutory accounting practices.

Net income and capital stock and surplus as determined in accordance with statutory accounting practices were as follows:

Years Ended December 31,
	2010	2009	2008
(in thousands)
FILI
Statutory net income	$ 63,681	$ 13,303	$ (8,005)
Statutory surplus	$ 739,300	$ 669,319	$ 648,121
EFILI
Statutory net income	$ 2,441	$ 1,857	$ 265
Statutory surplus	$ 57,549	$ 54,461	$ 52,056

8. AFFILIATED COMPANY TRANSACTIONS:

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. ("FIA"), and Fidelity Investments Institutional Services Company, Inc., all of which are affiliated with FMR LLC. FILI and EFILI have agreements with FIA under which FILI pays FIA renewal sales compensation of approximately 0.10% of the annuity contract value each year. EFILI pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company also pays FIA 2.5% of the annuity payments received for its fixed immediate annuity. The Company compensated FIA in the amount of $20,329,000, $17,926,000 and $24,558,000 in 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company received $27,332,000, $23,777,000 and $6,065,000 in 2010, 2009 and 2008, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company's expenses. The Company entered into agreements with Pyramis Global Advisors Trust Company to provide investment and managerial advice. The Company incurred charges of $1,107,000, $1,078,000, and $948,000 in 2010, 2009 and 2008, respectively, for such services.

The Company has an administrative services agreement with FMR LLC and its subsidiaries whereby certain administrative and special services are provided for the Company. The Company paid FMR LLC and its subsidiaries $36,829,000, $26,609,000 and $32,202,000 in 2010, 2009 and 2008, respectively, for such services.

FMR LLC sponsors a trusteed Profit-Sharing Plan and a contributory 401(k) Thrift Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR LLC annually for the Profit-Sharing Plan and monthly for the 401(k) Thrift Plan. FMR LLC's policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The cost charged to the Company for these plans amounted to $1,559,000, $2,556,000 and $3,403,000 in 2010, 2009 and 2008, respectively.

The Company participates in various FMR LLC stock-based compensatory plans. The compensation is based on the change in the net asset value of FMR LLC common stock, as defined. The aggregate expenses related to these plans charged to the Company were $4,512,000, $4,945,000 and $4,706,000 in 2010, 2009 and 2008, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

8. AFFILIATED COMPANY TRANSACTIONS (CONTINUED):

Effective February 28, 2009, FILI issued a $200,000,000 unsecured revolving line of credit to its parent, FMR LLC. The revolving line of credit agreement was approved by the Utah Insurance Department and matures on an annual basis but may be extended for successive one year periods by mutual agreement of the parties, subject to the prior approval of the Utah Insurance Department. Under the terms of the agreement, FILI receives a facility fee per year based on the unused amounts of the line of credit. As of December 31, 2010 and 2009, the facility fee was 0.08% and 0.12%, respectively, per year. In addition, FILI receives annual interest on any advances made under the agreement at LIBOR (based on Bloomberg quotations) plus a spread. There were no amounts advanced by FILI under the line of credit agreement. In 2010 and 2009, the Company earned $202,000 and $199,000 respectively, in facility fees from FMR LLC. Effective February 27, 2011, the revolving line of credit agreement was renewed for one year.

9. UNDERWRITING, ACQUISITION AND INSURANCE EXPENSES:

Underwriting, acquisition and insurance expenses were as follows:

	Years Ended December 31,
	2010	2009	2008
	(in thousands)

Commissions, gross	$ 20,329	$ 17,926	$ 24,558
Compensation and benefits	22,057	29,899	35,465
Capitalization of deferred policy acquisition costs	(6,071)	(5,697)	(9,182)
Amortization of deferred policy acquisition costs	3,982	1,883	11,407
Rent expenses	1,299	2,068	3,264
Taxes, licenses and fees	2,418	3,553	2,987
General insurance expenses	25,293	29,423	46,837

	$ 69,307	$ 79,055	$ 115,336

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2010, 2009 and 2008, the Company (decreased) increased amortization by ($1,727,000), ($3,823,000) and $4,007,000, respectively, to reflect actual experience for investment performance, persistency (including internal replacements) and inflation assumptions. This adjustment has been reflected in amortization expense.

10. REINSURANCE:

The Company retains a maximum coverage per individual life of $25,000 plus 30% of the excess over $25,000 with a maximum initial retention not to exceed $100,000 for its life insurance business issued before March 1, 2008. The Company retains a flat $100,000 per individual life for its life business issued on and after March 1, 2008. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed. The Company reinsures substantially all of its GMDB provisions for business issued prior to July 1, 2003 with various reinsurers. The Company reinsures 100% of its GMWB provisions issued prior to January 1, 2009 and 90% for business issued on or after January 1, 2009. The GMWB product and associated reinsurance contract were discontinued effective March 31, 2009.

The Company has entered into 100% coinsurance agreements for its fixed guaranteed income annuity product and for the fixed portion of the variable income annuity product with two reinsurers (rated A or better by Moody's statistical rating agency at December 31, 2010). Sales of these two products were discontinued in May, 2008. The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts is accounted for as a deposit

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

10. REINSURANCE (CONTINUED):

liability and is recorded in contractholder deposit funds. Under these reinsurance agreements, the Company received a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.12% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

The Company reinsures substantially all of the fixed income annuities which arise through the annuitization of deferred annuity products if annuitization is prior to June 1, 2009. The Company retains 100% of the risk for annuitizations of deferred annuity products where annuitization occurs on or after June 1, 2009

Financial information related to the two coinsurance agreements for the years ended December 31 were as follows:

December 31,
	2010	2009
(in thousands)
Reinsurance deposit and receivables:
Genworth Life Insurance Company and Genworth Life Insurance Company of New York	$ 957,317	$ 1,045,021
Principal Life Insurance Company	593,197	608,514

Reinsurance deposit and receivables	$ 1,550,514	$ 1,653,535

Contractholder deposit funds and future benefits	$ 1,572,411	$ 1,677,183

Interest on reinsurance deposit	$ 43,277	$ 47,414
Contract and policy benefits and expenses	$ 36,528	$ 39,967

The Company's deposit assets under the reinsurance agreements with Principal Life Insurance Company are partially held in a collateral account and with Genworth Life Insurance Company are partially secured by investments held in trust which offers the Company additional protection and minimizes the risk of loss to the Company that could result from failure of these reinsurers.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

	Years Ended December 31,
	2010	2009	2008
	(in thousands)

Direct life premiums	$ 15,874	$ 15,668	$ 15,915
Reinsurance ceded, net of ceding expense allowance	(6,114)	(10,672)	(8,872)
Net life premiums	$ 9,760	$ 4,996	$ 7,043

Direct contract and policy benefits	$ 264,059	$ 273,926	$ 278,297
Reinsurance ceded	(200,196)	(211,555)	(215,335)
Net contract and policy benefits	$ 63,863	$ 62,371	$ 62,962

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

11. COMMITMENTS AND CONTINGENCIES:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity or net income.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

Fidelity® Investments
Variable Life Account I

Annual Report

December 31, 2010

(fidelity_logo_graphic)

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities

December 31, 2010

	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity-Income	VIP - Growth	VIP - Overseas	VIP - Overseas, Class R
Assets:
Investments at market value	2,346,848	875,194	1,802,687	1,174,606	235,790	640,148
Receivable from FILI	0	16	11,656	10,935	59	0
Total Assets	2,346,848	875,210	1,814,343	1,185,541	235,849	640,148
Liabilities:
Payable to FILI	29,795	0	0	0	0	154
Total net assets	$ 2,317,053	$ 875,210	$ 1,814,343	$ 1,185,541	$ 235,849	$ 639,994
Net Assets:
Life contracts	$ 2,317,053	$ 875,210	$ 1,814,343	$ 1,185,541	$ 235,849	$ 639,994
Total net assets	$ 2,317,053	$ 875,210	$ 1,814,343	$ 1,185,541	$ 235,849	$ 639,994
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	12,953	1,844	23,843	15,167	6,673	0
Unit Value	$ 21.71	$ 38.35	$ 57.12	$ 59.59	$ 35.34	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	95,882	58,748	7,959	4,595	0	50,154
Unit Value	$ 21.23	$ 13.69	$ 56.85	$ 61.32	$ 0	$ 12.76
	Subaccounts Investing In:
	VIP - Investment Grade Bond	VIP - Asset Manager	VIP - Index 500	VIP - Asset Manager Growth	VIP - Contrafund	VIP - Balanced
Assets:
Investments at market value	1,135,529	641,772	1,272,717	353,876	2,031,938	998,883
Receivable from FILI	0	0	0	0	0	0
Total Assets	1,135,529	641,772	1,272,717	353,876	2,031,938	998,883
Liabilities:
Payable to FILI	147	43	14	129	111	460
Total net assets	$ 1,135,382	$ 641,729	$ 1,272,703	$ 353,747	$ 2,031,827	$ 998,423
Net Assets:
Life contracts	$ 1,135,382	$ 641,729	$ 1,272,703	$ 353,747	$ 2,031,827	$ 998,423
Total net assets	$ 1,135,382	$ 641,729	$ 1,272,703	$ 353,747	$ 2,031,827	$ 998,423
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	9,458	5,049	0	0	0	0
Unit Value	$ 35.49	$ 40.96	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	22,913	10,988	36,463	14,070	45,110	51,798
Unit Value	$ 34.91	$ 39.58	$ 34.90	$ 25.14	$ 45.04	$ 19.28

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities- continued

December 31, 2010

	Subaccounts Investing In:
	VIP - Dynamic Capital Appreciation	VIP - Growth & Income	VIP - Growth Opportunities	VIP - Mid Cap	VIP - Value Strategies	VIP - Utilities
Assets:
Investments at market value	45,150	155,935	155,902	906,745	103,977	55,388
Receivable from FILI	16	17	6	0	15	3
Total Assets	45,166	155,952	155,908	906,745	103,992	55,391
Liabilities:
Payable to FILI	0	0	0	69	0	0
Total net assets	$ 45,166	$ 155,952	$ 155,908	$ 906,676	$ 103,992	$ 55,391
Net Assets:
Life contracts	$ 45,166	$ 155,952	$ 155,908	$ 906,676	$ 103,992	$ 55,391
Total net assets	$ 45,166	$ 155,952	$ 155,908	$ 906,676	$ 103,992	$ 55,391
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	3,569	8,845	12,173	35,166	8,573	4,404
Unit Value	$ 12.65	$ 17.63	$ 12.81	$ 25.78	$ 12.13	$ 12.58
	Subaccounts Investing In:
	VIP - Technology	VIP - Energy	VIP - Health Care	VIP - Financial Services	VIP - Industrials	VIP - Consumer Discretionary
Assets:
Investments at market value	115,905	349,847	153,050	22,057	85,126	40,920
Receivable from FILI	0	0	2	6	0	1
Total Assets	115,905	349,847	153,052	22,063	85,126	40,921
Liabilities:
Payable to FILI	79	160	0	0	26	0
Total net assets	$ 115,826	$ 349,687	$ 153,052	$ 22,063	$ 85,100	$ 40,921
Net Assets:
Life contracts	$ 115,826	$ 349,687	$ 153,052	$ 22,063	$ 85,100	$ 40,921
Total net assets	$ 115,826	$ 349,687	$ 153,052	$ 22,063	$ 85,100	$ 40,921
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	7,902	14,149	10,860	2,596	3,913	3,141
Unit Value	$ 14.66	$ 24.72	$ 14.09	$ 8.50	$ 21.75	$ 13.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities- continued

December 31, 2010

	Subaccounts Investing In:
	VIP - Real Estate	VIP - Strategic Income	VIP - Growth Strategies	VIP - International Capital Appreciation, Class R	VIP - Value Leaders	VIP - Value
Assets:
Investments at market value	808,866	468,612	238,698	224,113	37,622	66,692
Receivable from FILI	5	0	4	1	3	21
Total Assets	808,871	468,612	238,702	224,114	37,625	66,713
Liabilities:
Payable to FILI	0	12	0	0	0	0
Total net assets	$ 808,871	$ 468,600	$ 238,702	$ 224,114	$ 37,625	$ 66,713
Net Assets:
Life contracts	$ 808,871	$ 468,600	$ 238,702	$ 224,114	$ 37,625	$ 66,713
Total net assets	$ 808,871	$ 468,600	$ 238,702	$ 224,114	$ 37,625	$ 66,713
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	65,791	33,324	20,265	19,331	3,895	6,258
Unit Value	$ 12.29	$ 14.06	$ 11.78	$ 11.59	$ 9.66	$ 10.66
	Subaccounts Investing In:
	VIP - Growth Stock	VIP - Freedom Income	VIP - Freedom 2010	VIP - Freedom 2015	VIP - Freedom 2020	VIP - Freedom 2025	VIP - Freedom 2030
Assets:
Investments at market value	63,901	1,269	14,196	63,422	225,806	326,229	230,752
Receivable from FILI	0	0	10	5	0	2	1
Total Assets	63,901	1,269	14,206	63,427	225,806	326,231	230,753
Liabilities:
Payable to FILI	0	2	0	0	18	0	0
Total net assets	$ 63,901	$ 1,267	$ 14,206	$ 63,427	$ 225,788	$ 326,231	$ 230,753
Net Assets:
Life contracts	$ 63,901	$ 1,267	$ 14,206	$ 63,427	$ 225,788	$ 326,231	$ 230,753
Total net assets	$ 63,901	$ 1,267	$ 14,206	$ 63,427	$ 225,788	$ 326,231	$ 230,753
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	5,327	104	1,133	5,001	18,027	25,798	18,691
Unit Value	$ 12.00	$ 12.22	$ 12.54	$ 12.68	$ 12.53	$ 12.65	$ 12.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities- continued

December 31, 2010

	Subaccounts Investing In:
	VIP - Disciplined Small Cap	VIP - FundsManager 20%	VIP - FundsManager 50%	VIP - FundsManager 70%	VIP - FundsManager 85%	VIP - Consumer Staples	VIP - Materials
Assets:
Investments at market value	31,414	399,106	492,828	3,726,995	237,208	69,680	18,941
Receivable from FILI	1	0	23	0	0	0	1
Total Assets	31,415	399,106	492,851	3,726,995	237,208	69,680	18,942
Liabilities:
Payable to FILI	0	13	0	32	91	131	0
Total net assets	$ 31,415	$ 399,093	$ 492,851	$ 3,726,963	$ 237,117	$ 69,549	$ 18,942
Net Assets:
Life contracts	$ 31,415	$ 399,093	$ 492,851	$ 3,726,963	$ 237,117	$ 69,549	$ 18,942
Total net assets	$ 31,415	$ 399,093	$ 492,851	$ 3,726,963	$ 237,117	$ 69,549	$ 18,942
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	3,263	34,634	44,132	350,358	23,123	5,917	1,415
Unit Value	$ 9.63	$ 11.52	$ 11.17	$ 10.64	$ 10.25	$ 11.75	$ 13.39
	Subaccounts Investing In:
	VIP - Telecommunications	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Tactical Asset Allocation (b)	Invesco - Van Kampen Global Value Equity (b)	CST - U.S. Equity Flex I
Assets:
Investments at market value	169	426,014	107,583	188,260	176,588	36,760
Receivable from FILI	0	41	0	3	0	28
Total Assets	169	426,055	107,583	188,263	176,588	36,788
Liabilities:
Payable to FILI	4	0	18	0	93	0
Total net assets	$ 165	$ 426,055	$ 107,565	$ 188,263	$ 176,495	$ 36,788
Net Assets:
Life contracts	$ 165	$ 426,055	$ 107,565	$ 188,263	$ 176,495	$ 36,788
Total net assets	$ 165	$ 426,055	$ 107,565	$ 188,263	$ 176,495	$ 36,788
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	19	15,047	4,150	14,654	12,464	3,525
Unit Value	$ 8.76	$ 28.32	$ 25.92	$ 12.85	$ 14.16	$ 10.44

(b) Fund name change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities- continued

December 31, 2010

	Subaccounts Investing In:
	CST- International Equity Flex III	Lazard - Retirement Emerging Markets
Assets:
Investments at market value	78,569	102,119
Receivable from FILI	0	0
Total Assets	78,569	102,119
Liabilities:
Payable to FILI	239	16
Total net assets	$ 78,330	$ 102,103
Net Assets:
Life contracts	$ 78,330	$ 102,103
Total net assets	$ 78,330	$ 102,103
Units Outstanding and Unit Value:
Variable Life:
Units Outstanding	0	0
Unit Value	$ 0	$ 0
Fidelity Lifetime Reserves:
Units Outstanding	6,982	6,721
Unit Value	$ 11.22	$ 15.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations

For the year ended December 31, 2010

	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP - Overseas Class R	VIP - Investment Grade Bond
Income:
Dividends	4,569	65,121	30,548	2,902	3,050	8,241	40,168
Expenses:
Mortality and expense risk charges	23,960	8,783	11,324	7,091	1,300	3,180	10,043
Administrative charges	997	171	3,086	1,970	542	0	841
Net investment income (loss)	(20,388)	56,167	16,138	(6,159)	1,208	5,061	29,284
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	68,444	7,634	(1,632)	(4,735)	5,060	16,751
Realized gain distributions	1,573	0	0	3,514	416	1,123	12,227
Net realized gain (loss) on investments	1,573	68,444	7,634	1,882	(4,319)	6,183	28,978
Unrealized appreciation (depreciation)	2,598	(17,086)	200,041	216,431	28,069	22,780	15,311
Net increase (decrease) in net assets from operations	$ (16,217)	$ 107,525	$ 223,813	$ 212,154	$ 24,958	$ 34,024	$ 73,573
	Subaccounts Investing In:
	VIP - Asset Manager	VIP - Index 500	VIP - Asset Manager Growth	VIP - Contrafund	VIP - Balanced	VIP - Dynamic Capital Appreciation	VIP - Growth & Income
Income:
Dividends	10,045	22,766	3,888	23,108	15,540	81	1,040
Expenses:
Mortality and expense risk charges	4,652	8,285	3,002	18,341	9,179	398	1,505
Administrative charges	455	0	0	0	0	0	0
Net investment income (loss)	4,938	14,481	886	4,767	6,361	(317)	(465)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,381	9,177	1,263	(6,156)	1,308	279	(6,203)
Realized gain distributions	3,117	14,300	1,079	840	5,060	0	0
Net realized gain (loss) on investments	4,498	23,477	2,342	(5,316)	6,368	279	(6,203)
Unrealized appreciation (depreciation)	64,750	77,745	41,837	281,431	130,196	6,571	23,017
Net increase (decrease) in net assets from operations	$ 74,186	$ 115,703	$ 45,065	$ 280,882	$ 142,925	$ 6,533	$ 16,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations - continued

For the year ended December 31, 2010

	Subaccounts Investing In:
	VIP - Growth Opportunities	VIP - Mid Cap	VIP - Value Strategies	VIP - Utilities	VIP - Technology	VIP - Energy
Income:
Dividends	295	2,974	460	1,511	0	1,890
Expenses:
Mortality and expense risk charges	2,090	9,124	930	523	2,047	3,782
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	(1,795)	(6,150)	(470)	988	(2,047)	(1,892)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	23,768	17,253	15,283	461	29,279	(28,071)
Realized gain distributions	0	2,900	0	0	0	0
Net realized gain (loss) on investments	23,768	20,153	15,283	461	29,279	(28,071)
Unrealized appreciation (depreciation)	22,703	206,446	(990)	3,750	23,425	89,166
Net increase (decrease) in net assets from operations	$ 44,676	$ 220,449	$ 13,823	$ 5,199	$ 50,657	$ 59,203
	Subaccounts Investing In:
	VIP - Health Care	VIP - Financial Services	VIP - Industrials	VIP - Consumer Discretionary	VIP - Real Estate	VIP - Strategic Income
Income:
Dividends	266	55	470	59	9,459	19,826
Expenses:
Mortality and expense risk charges	1,485	254	1,629	359	6,265	7,447
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	(1,219)	(199)	(1,159)	(300)	3,194	12,379
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	8,650	(1,561)	17,651	1,630	5,789	86,641
Realized gain distributions	0	0	0	0	0	12,615
Net realized gain (loss) on investments	8,650	(1,561)	17,651	1,630	5,789	99,256
Unrealized appreciation (depreciation)	15,061	2,385	25,662	8,516	123,741	(39,971)
Net increase (decrease) in net assets from operations	$ 22,492	$ 625	$ 42,154	$ 9,846	$ 132,724	$ 71,664

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations - continued

For the year ended December 31, 2010

	Subaccounts Investing In:
	VIP - Growth Strategies	VIP - International Capital Appreciation, Class R	VIP - Value Leaders	VIP - Value	VIP - Growth Stock	VIP - Freedom Income
Income:
Dividends	0	2,383	476	885	0	24
Expenses:
Mortality and expense risk charges	2,017	1,948	304	2,092	556	2
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	(2,017)	435	172	(1,207)	(556)	22
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,278	1,271	256	(64,417)	992	2
Realized gain distributions	0	2,167	0	42	0	30
Net realized gain (loss) on investments	2,278	3,438	256	(64,375)	992	32
Unrealized appreciation (depreciation)	44,744	24,648	2,555	89,039	9,612	(31)
Net increase (decrease) in net assets from operations	$ 45,005	$ 28,521	$ 2,983	$ 23,457	$ 10,048	$ 23
	Subaccounts Investing In:
	VIP - Freedom 2010	VIP - Freedom 2015	VIP - Freedom 2020	VIP - Freedom 2025	VIP - Freedom 2030	VIP - Disciplined Small Cap
Income:
Dividends	292	1,307	4,657	6,494	4,301	99
Expenses:
Mortality and expense risk charges	111	617	1,958	2,850	2,001	268
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	181	690	2,699	3,644	2,300	(169)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	68	2,013	1,770	1,643	218	3,535
Realized gain distributions	230	707	1,592	1,822	1,550	0
Net realized gain (loss) on investments	298	2,720	3,362	3,465	1,768	3,535
Unrealized appreciation (depreciation)	868	4,156	20,432	33,441	25,199	2,933
Net increase (decrease) in net assets from operations	$ 1,347	$ 7,566	$ 26,493	$ 40,550	$ 29,267	$ 6,299
	Subaccounts Investing In:
	VIP - FundsManager 20%	VIP - FundsManager 50%	VIP - FundsManager 70%	VIP - FundsManager 85%	VIP - Consumer Staples	VIP - Materials
Income:
Dividends	6,202	7,495	49,174	2,445	977	325
Expenses:
Mortality and expense risk charges	1,573	4,537	28,280	2,053	636	192
Administrative charges	0	0	0	0	0	0
Net investment income (loss)	4,629	2,958	20,894	392	341	133
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	112	2,541	21,131	983	253	(1,409)
Realized gain distributions	480	870	7,356	550	0	6
Net realized gain (loss) on investments	592	3,411	28,487	1,533	253	(1,403)
Unrealized appreciation (depreciation)	8,834	41,267	312,625	28,963	8,037	5,513
Net increase (decrease) in net assets from operations	$ 14,055	$ 47,636	$ 362,006	$ 30,888	$ 8,631	$ 4,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations - continued

For the year ended December 31, 2010

	Subaccounts Investing In:
	VIP - Telecommunications	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Tactical Asset Allocation (b)	Invesco - Van Kampen Global Value Equity (b)
Income:
Dividends	3	3,027	3,797	4,918	2,887
Expenses:
Mortality and expense risk charges	1	4,672	973	1,728	1,542
Administrative charges	0	0	0	0	0
Net investment income (loss)	2	(1,645)	2,824	3,190	1,345
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1	47,803	4,258	(1,213)	(124,411)
Realized gain distributions	0	0	0	0	0
Net realized gain (loss) on investments	1	47,803	4,258	(1,213)	(124,411)
Unrealized appreciation (depreciation)	41	40,421	692	4,611	139,330
Net increase (decrease) in net assets from operations	$ 44	$ 86,579	$ 7,774	$ 6,588	$ 16,264
Subaccounts Investing In:
	CST - U.S. Equity Flex I	CST - International Equity Flex III	Lazard - Retirement Emerging Markets
Income:
Dividends	91	168	2,086
Expenses:
Mortality and expense risk charges	561	1,427	2,385
Administrative charges	0	0	0
Net investment income (loss)	(470)	(1,259)	(299)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(4,187)	13,481	(8,678)
Realized gain distributions	0	0	0
Net realized gain (loss) on investments	(4,187)	13,481	(8,678)
Unrealized appreciation (depreciation)	11,616	7,350	48,462
Net increase (decrease) in net assets from operations	$ 6,959	$ 19,572	$ 39,485

(b) Fund name change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income		VIP - Equity-Income		VIP - Growth
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	(20,388)	(7,874)	56,167	55,237	16,138	20,000	(6,159)	(3,560)
Net realized gain (loss) on investments	1,573	0	68,444	18,642	7,634	2,741	1,882	(24,457)
Unrealized appreciation (depreciation)	2,598	0	(17,086)	182,512	200,041	325,153	216,431	244,716
Net increase (decrease) in net assets from operations	(16,217)	(7,874)	107,525	256,391	223,813	347,894	212,154	216,699
Contract Transactions:
Payments received from contractholders	309,501	414,218	35,732	34,384	63,758	76,505	21,325	30,842
Transfers between subaccounts, net	(523,230)	498,972	(137,644)	37,084	(55,405)	(2,463)	10,971	20,050
Contract terminations	(101,697)	(289,455)	0	(15,090)	(21,227)	(8,088)	(50,717)	(12,142)
Contract maintenance charges	(2,114)	(2,597)	(355)	(348)	(678)	(684)	(427)	(431)
Contract benefits	(36,202)	3	0	0	0	0	0	0
Cost of insurance	(59,086)	(60,883)	(7,287)	(3,968)	(22,545)	(20,073)	(12,443)	(14,871)
Other transfers (to) from FILI, net	399	(3,423)	(541)	1,532	17,455	(4,192)	(4,742)	1,493
Net increase (decrease) in net assets from contract transactions	(412,429)	556,835	(110,095)	53,594	(18,642)	41,005	(36,033)	24,941
Total increase (decrease) in net assets	(428,646)	548,961	(2,570)	309,985	205,171	388,899	176,121	241,640
Net Assets:
Beginning of year	2,745,699	2,196,738	877,780	567,795	1,609,172	1,220,273	1,009,420	767,780
End of year	$ 2,317,053	$ 2,745,699	$ 875,210	$ 877,780	$ 1,814,343	$ 1,609,172	$ 1,185,541	$ 1,009,420
	Subaccounts Investing In:
	VIP - Overseas		VIP - Overseas, Class R		VIP - Investment Grade Bond		VIP - Asset Manager
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	1,208	2,619	5,061	2,933	29,284	87,182	4,938	3,118
Net realized gain (loss) on investments	(4,319)	(546)	6,183	(22,422)	28,978	4,409	4,498	(6,213)
Unrealized appreciation (depreciation)	28,069	44,101	22,780	69,996	15,311	57,604	64,750	50,466
Net increase (decrease) in net assets from operations	24,958	46,174	34,024	50,507	73,573	149,195	74,186	47,371
Contract Transactions:
Payments received from contractholders	0	0	42,970	41,092	66,067	92,114	13,720	14,689
Transfers between subaccounts, net	(2,474)	(4,631)	291,071	(44,744)	(29,022)	37,553	344,308	(4,342)
Contract terminations	(8,707)	(1,234)	(598)	(819)	(85,772)	(50,641)	(2,331)	(11,432)
Contract maintenance charges	0	0	(486)	(522)	(1,084)	(1,229)	(554)	(418)
Contract benefits	0	0	0	0	0	(95,916)	0	0
Cost of insurance	(3,858)	(3,947)	(6,065)	(7,051)	(24,516)	(30,440)	(9,804)	(5,959)
Other transfers (to) from FILI, net	205	(51)	(6)	18	(8,248)	(26,505)	(2,287)	(235)
Net increase (decrease) in net assets from contract transactions	(14,834)	(9,863)	326,886	(12,026)	(82,575)	(75,064)	343,052	(7,697)
Total increase (decrease) in net assets	10,124	36,311	360,910	38,481	(9,002)	74,131	417,238	39,674
Net Assets:
Beginning of year	225,725	189,414	279,084	240,603	1,144,384	1,070,253	224,491	184,817
End of year	$ 235,849	$ 225,725	$ 639,994	$ 279,084	$ 1,135,382	$ 1,144,384	$ 641,729	$ 224,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets- continued

For the years ended December 31, 2010 and 2009

	Subaccounts Investing In:
	VIP - Index 500		VIP - Asset Manager Growth		VIP - Contrafund		VIP - Balanced
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	14,481	10,414	886	1,517	4,767	7,003	6,361	5,734
Net realized gain (loss) on investments	23,477	8,095	2,342	6,313	(5,316)	11,380	6,368	(10,338)
Unrealized appreciation (depreciation)	77,745	122,846	41,837	58,667	281,431	453,194	130,196	266,636
Net increase (decrease) in net assets from operations	115,703	141,355	45,065	66,497	280,882	471,577	142,925	262,032
Contract Transactions:
Payments received from contractholders	75,172	91,960	34,183	40,767	186,726	218,391	78,423	91,001
Transfers between subaccounts, net	384,559	(11,275)	0	(18,497)	(81,806)	(48,644)	29,766	(113,118)
Contract terminations	(32,165)	(7,168)	0	0	(169,892)	(18,802)	(63,219)	(3,740)
Contract maintenance charges	(1,545)	(1,569)	(732)	(842)	(2,677)	(2,736)	(1,804)	(1,813)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(17,123)	(18,541)	(5,111)	(5,571)	(30,770)	(37,156)	(17,693)	(18,808)
Other transfers (to) from FILI, net	(1,846)	22	(115)	(158)	(16,879)	(36,284)	(13,876)	(100,915)
Net increase (decrease) in net assets from contract transactions	407,052	53,429	28,225	15,699	(115,298)	74,769	11,597	(147,393)
Total increase (decrease) in net assets	522,755	194,784	73,290	82,196	165,584	546,346	154,522	114,639
Net Assets:
Beginning of year	749,948	555,164	280,457	198,261	1,866,243	1,319,897	843,901	729,262
End of year	$ 1,272,703	$ 749,948	$ 353,747	$ 280,457	$ 2,031,827	$ 1,866,243	$ 998,423	$ 843,901
	Subaccounts Investing In:
	VIP - Dynamic Capital Appreciation		VIP - Growth & Income		VIP - Growth Opportunities		VIP - Mid Cap
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	(317)	(206)	(465)	300	(1,795)	(720)	(6,150)	(2,373)
Net realized gain (loss) on investments	279	(33)	(6,203)	(3,154)	23,768	1,470	20,153	24,502
Unrealized appreciation (depreciation)	6,571	9,416	23,017	30,407	22,703	59,788	206,446	239,288
Net increase (decrease) in net assets from operations	6,533	9,177	16,349	27,553	44,676	60,538	220,449	261,417
Contract Transactions:
Payments received from contractholders	3,534	3,587	23,293	25,053	33,432	37,750	82,373	109,001
Transfers between subaccounts, net	0	0	(32,944)	331	(116,915)	(263)	(103,683)	60,116
Contract terminations	0	0	(1,999)	(6,983)	(9,675)	0	(192,894)	(17,063)
Contract maintenance charges	(65)	(64)	(287)	(297)	(307)	(296)	(1,268)	(1,248)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(944)	(1,344)	(2,424)	3,708	(2,570)	(2,565)	(16,703)	(19,259)
Other transfers (to) from FILI, net	16	(36)	(195)	429	(3,057)	33	(5,818)	(77,817)
Net increase (decrease) in net assets from contract transactions	2,541	2,143	(14,556)	22,241	(99,092)	34,659	(237,993)	53,730
Total increase (decrease) in net assets	9,074	11,320	1,793	49,794	(54,416)	95,197	(17,544)	315,147
Net Assets:
Beginning of year	36,092	24,772	154,159	104,365	210,324	115,127	924,220	609,073
End of year	$ 45,166	$ 36,092	$ 155,952	$ 154,159	$ 155,908	$ 210,324	$ 906,676	$ 924,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets- continued

For the years ended December 31, 2010 and 2009

	Subaccounts Investing In:
	VIP - Value Strategies		VIP - Utilities		VIP - Technology		VIP - Energy
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	(470)	(847)	988	969	(2,047)	(1,105)	(1,892)	(1,788)
Net realized gain (loss) on investments	15,283	(202,613)	461	354	29,279	6,957	(28,071)	12,457
Unrealized appreciation (depreciation)	(990)	260,379	3,750	4,413	23,425	82,558	89,166	118,454
Net increase (decrease) in net assets from operations	13,823	56,919	5,199	5,736	50,657	88,410	59,203	129,123
Contract Transactions:
Payments received from contractholders	13,588	4,596	1,515	11,576	21,921	22,820	46,129	47,817
Transfers between subaccounts, net	(27,136)	(127,386)	199	(1,980)	(153,373)	34,774	(112,401)	11,993
Contract terminations	(1,417)	0	(808)	0	(10,936)	0	(10,870)	(1,477)
Contract maintenance charges	(157)	(145)	(97)	(94)	(187)	(130)	(598)	(568)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(1,032)	(2,871)	(936)	(1,014)	(1,411)	(1,206)	(13,516)	(14,115)
Other transfers (to) from FILI, net	(753)	12	(12)	39	(2,277)	(18,459)	(8,025)	(39,219)
Net increase (decrease) in net assets from contract transactions	(16,907)	(125,794)	(139)	8,527	(146,263)	37,799	(99,281)	4,431
Total increase (decrease) in net assets	(3,084)	(68,875)	5,060	14,263	(95,606)	126,209	(40,078)	133,554
Net Assets:
Beginning of year	107,076	175,951	50,331	36,068	211,432	85,223	389,765	256,211
End of year	$ 103,992	$ 107,076	$ 55,391	$ 50,331	$ 115,826	$ 211,432	$ 349,687	$ 389,765
	Subaccounts Investing In:
	VIP - Health Care		VIP - Financial Services		VIP - Industrials		VIP - Consumer Discretionary
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	(1,219)	(967)	(199)	(33)	(1,159)	252	(300)	(100)
Net realized gain (loss) on investments	8,650	3,714	(1,561)	3,780	17,651	707	1,630	354
Unrealized appreciation (depreciation)	15,061	37,349	2,385	5,216	25,662	38,859	8,516	6,943
Net increase (decrease) in net assets from operations	22,492	40,096	625	8,963	42,154	39,818	9,846	7,197
Contract Transactions:
Payments received from contractholders	8,435	16,832	1,467	1,941	24,199	26,286	247	7,863
Transfers between subaccounts, net	649	19,347	(12)	(3,228)	(131,363)	7,163	(2,725)	(885)
Contract terminations	(39,263)	(1,958)	(6,179)	0	(909)	0	0	0
Contract maintenance charges	(229)	(262)	(68)	(69)	(145)	(99)	(26)	(24)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(2,499)	(2,893)	(601)	(629)	(1,491)	(1,209)	(118)	(105)
Other transfers (to) from FILI, net	(3,220)	(17,919)	(144)	21	(19)	(2)	(14)	5
Net increase (decrease) in net assets from contract transactions	(36,127)	13,147	(5,537)	(1,964)	(109,728)	32,139	(2,636)	6,854
Total increase (decrease) in net assets	(13,635)	53,243	(4,912)	6,999	(67,574)	71,957	7,210	14,051
Net Assets:
Beginning of year	166,687	113,444	26,975	19,976	152,674	80,717	33,711	19,660
End of year	$ 153,052	$ 166,687	$ 22,063	$ 26,975	$ 85,100	$ 152,674	$ 40,921	$ 33,711

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets- continued

For the years ended December 31, 2010 and 2009

	Subaccounts Investing In:
	VIP - Real Estate		VIP - Strategic Income		VIP - Growth Strategies (b)		VIP - International Capital Appreciation, Class R
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	3,194	4,113	12,379	29,713	(2,017)	(1,361)	435	(193)
Net realized gain (loss) on investments	5,789	(7,204)	99,256	10,565	2,278	408	3,438	1,669
Unrealized appreciation (depreciation)	123,741	97,371	(39,971)	174,784	44,744	51,936	24,648	63,137
Net increase (decrease) in net assets from operations	132,724	94,280	71,664	215,062	45,005	50,983	28,521	64,613
Contract Transactions:
Payments received from contractholders	18,446	21,171	70,627	81,726	26,568	27,667	14,110	15,267
Transfers between subaccounts, net	360,102	(54,211)	(670,973)	41,878	0	0	67	(4,373)
Contract terminations	(830)	0	0	0	0	0	0	0
Contract maintenance charges	(252)	(204)	(537)	(574)	(288)	(282)	(208)	(207)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(3,549)	(2,356)	(9,403)	(12,056)	(1,942)	(2,135)	(5,331)	(5,339)
Other transfers (to) from FILI, net	(2,329)	49	(8,582)	45	(1,903)	8	(38)	5
Net increase (decrease) in net assets from contract transactions	371,588	(35,551)	(618,868)	111,019	22,435	25,258	8,600	5,353
Total increase (decrease) in net assets	504,312	58,729	(547,204)	326,081	67,440	76,241	37,121	69,966
Net Assets:
Beginning of year	304,559	245,830	1,015,804	689,723	171,262	95,021	186,993	117,027
End of year	$ 808,871	$ 304,559	$ 468,600	$ 1,015,804	$ 238,702	$ 171,262	$ 224,114	$ 186,993
	Subaccounts Investing In:
	VIP - Value Leaders		VIP - Value		VIP - Growth Stock
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	172	204	(1,207)	(42)	(556)	(240)
Net realized gain (loss) on investments	256	660	(64,375)	1,370	992	(21)
Unrealized appreciation (depreciation)	2,555	5,218	89,039	73,548	9,612	16,278
Net increase (decrease) in net assets from operations	2,983	6,082	23,457	74,876	10,048	16,017
Contract Transactions:
Payments received from contractholders	6,995	5,655	22,606	26,265	3,440	4,184
Transfers between subaccounts, net	2,657	(615)	(243,133)	1	0	(1,702)
Contract terminations	0	0	0	(1,530)	(1,999)	0
Contract maintenance charges	(67)	(70)	(82)	(90)	(52)	(77)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(978)	(1,210)	(2,364)	(3,431)	(588)	(660)
Other transfers (to) from FILI, net	(11)	(41)	4	(8)	(13)	2
Net increase (decrease) in net assets from contract transactions	8,596	3,719	(222,969)	21,207	788	1,747
Total increase (decrease) in net assets	11,579	9,801	(199,512)	96,083	10,836	17,764
Net Assets:
Beginning of year	26,046	16,245	266,225	170,142	53,065	35,301
End of year	$ 37,625	$ 26,046	$ 66,713	$ 266,225	$ 63,901	$ 53,065

(b) Fund name change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets- continued

For the years ended December 31, 2010 and 2009

	Subaccounts Investing In:
	VIP - Freedom Income		VIP - Freedom 2010		VIP - Freedom 2015
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	22	5	181	273	690	1,193
Net realized gain (loss) on investments	32	(1)	298	31	2,720	707
Unrealized appreciation (depreciation)	(31)	11	868	1,009	4,156	7,347
Net increase (decrease) in net assets from operations	23	15	1,347	1,313	7,566	9,247
Contract Transactions:
Payments received from contractholders	116	116	4,195	4,195	5,861	3,644
Transfers between subaccounts, net	1,000	0	0	0	14,295	0
Contract terminations	0	0	0	(2,218)	(12,300)	0
Contract maintenance charges	(3)	(4)	(141)	(161)	(134)	(127)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(34)	(42)	(524)	(707)	(808)	(568)
Other transfers (to) from FILI, net	(2)	0	6	1,161	(754)	4
Net increase (decrease) in net assets from contract transactions	1,077	70	3,536	2,270	6,160	2,953
Total increase (decrease) in net assets	1,100	85	4,883	3,583	13,726	12,200
Net Assets:
Beginning of year	167	82	9,323	5,740	49,701	37,501
End of year	$ 1,267	$ 167	$ 14,206	$ 9,323	$ 63,427	$ 49,701
	Subaccounts Investing In:
	VIP - Freedom 2020		VIP - Freedom 2025		VIP - Freedom 2030
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	2,699	3,777	3,644	5,610	2,300	1,677
Net realized gain (loss) on investments	3,362	2,803	3,465	3,503	1,768	(56,294)
Unrealized appreciation (depreciation)	20,432	30,149	33,441	46,709	25,199	88,349
Net increase (decrease) in net assets from operations	26,493	36,729	40,550	55,822	29,267	33,732
Contract Transactions:
Payments received from contractholders	31,150	22,206	31,552	32,836	25,160	30,101
Transfers between subaccounts, net	0	0	0	(3,202)	439	0
Contract terminations	0	0	(287)	0	0	(20,897)
Contract maintenance charges	(391)	(387)	(568)	(607)	(850)	(875)
Contract benefits	0	0	0	0	0	(106,096)
Cost of insurance	(6,194)	(6,300)	(4,195)	(4,459)	(3,561)	(5,175)
Other transfers (to) from FILI, net	(748)	(476)	(2,907)	1	(50)	(18,219)
Net increase (decrease) in net assets from contract transactions	23,817	15,043	23,595	24,569	21,138	(121,161)
Total increase (decrease) in net assets	50,310	51,772	64,145	80,391	50,405	(87,429)
Net Assets:
Beginning of year	175,478	123,706	262,086	181,695	180,348	267,777
End of year	$ 225,788	$ 175,478	$ 326,231	$ 262,086	$ 230,753	$ 180,348

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets- continued

For the years ended December 31, 2010 and 2009

	Subaccounts Investing In:
	VIP - Disciplined Small Cap		VIP - FundsManager 20%		VIP - FundsManager 50%
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	(169)	(51)	4,629	(756)	2,958	3,094
Net realized gain (loss) on investments	3,535	1,385	592	(86,064)	3,411	1,618
Unrealized appreciation (depreciation)	2,933	4,973	8,834	67,058	41,267	59,788
Net increase (decrease) in net assets from operations	6,299	6,307	14,055	(19,762)	47,636	64,500
Contract Transactions:
Payments received from contractholders	9,706	6,454	0	151	26,133	25,408
Transfers between subaccounts, net	(158)	9,906	386,574	(421,695)	0	(1,619)
Contract terminations	0	0	0	0	0	0
Contract maintenance charges	(104)	(69)	(38)	(26)	(394)	(397)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(2,345)	(1,009)	(1,498)	(907)	(13,310)	(13,965)
Other transfers (to) from FILI, net	(5,998)	(2,564)	0	(2)	16	49
Net increase (decrease) in net assets from contract transactions	1,101	12,718	385,038	(422,479)	12,445	9,476
Total increase (decrease) in net assets	7,400	19,025	399,093	(442,241)	60,081	73,976
Net Assets:
Beginning of year	24,015	4,990	0	442,241	432,770	358,794
End of year	$ 31,415	$ 24,015	$ 399,093	$ 0	$ 492,851	$ 432,770
	Subaccounts Investing In:
	VIP - FundsManager 70%		VIP - FundsManager 85%		VIP - Consumer Staples
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	20,894	13,287	392	542	341	291
Net realized gain (loss) on investments	28,487	11,435	1,533	7,051	253	(8,236)
Unrealized appreciation (depreciation)	312,625	396,337	28,963	36,577	8,037	18,602
Net increase (decrease) in net assets from operations	362,006	421,059	30,888	44,170	8,631	10,657
Contract Transactions:
Payments received from contract holders	212,515	229,079	23,343	41,001	1,321	0
Transfers between subaccounts, net	885,878	24,531	0	(25,166)	30	(36,978)
Contract terminations	0	(3,319)	0	0	0	0
Contract maintenance charges	(1,657)	(1,524)	(778)	(820)	(36)	(31)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(34,551)	(27,075)	(4,266)	(4,994)	(503)	(381)
Other transfers (to) from FILI, net	0	678	59	4	(47)	10
Net increase (decrease) in net assets from contract transactions	1,062,185	222,370	18,358	10,025	765	(37,380)
Total increase (decrease) in net assets	1,424,191	643,429	49,246	54,195	9,396	(26,723)
Net Assets:
Beginning of year	2,302,772	1,659,343	187,871	133,676	60,153	86,876
End of year	$ 3,726,963	$ 2,302,772	$ 237,117	$ 187,871	$ 69,549	$ 60,153

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets- continued

For the years ended December 31, 2010 and 2009

	Subaccounts Investing In:
	VIP - Materials		VIP - Telecommunications		UIF - Emerging Markets Equity
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	133	(460)	2	0	(1,645)	(3,308)
Net realized gain (loss) on investments	(1,403)	(9,834)	1	0	47,803	5,361
Unrealized appreciation (depreciation)	5,513	47,690	41	47	40,421	173,471
Net increase (decrease) in net assets from operations	4,243	37,396	44	47	86,579	175,524
Contract Transactions:
Payments received from contractholders	1,232	2,258	0	0	53,443	62,946
Transfers between subaccounts, net	0	(61,014)	0	0	(155,068)	2,411
Contract terminations	0	0	0	0	(688)	0
Contract maintenance charges	(106)	(120)	(12)	(13)	(418)	(384)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(9,186)	(9,792)	(49)	(52)	(4,469)	(4,363)
Other transfers (to) from FILI, net	(177)	(1)	(20)	28	(2,113)	(2,924)
Net increase (decrease) in net assets from contract transactions	(8,237)	(68,669)	(81)	(37)	(109,313)	57,686
Total increase (decrease) in net assets	(3,994)	(31,273)	(37)	10	(22,734)	233,210
Net Assets:
Beginning of year	22,936	54,209	202	192	448,789	215,579
End of year	$ 18,942	$ 22,936	$ 165	$ 202	$ 426,055	$ 448,789
	Subaccounts Investing In:
	UIF - Emerging Markets Debt		UIF - Global Tactical Asset Allocation (b)		Invesco - Van Kampen Global Value Equity (b)
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	2,824	4,562	3,190	2,568	1,345	7,525
Net realized gain (loss) on investments	4,258	790	(1,213)	(2,203)	(124,411)	3,170
Unrealized appreciation (depreciation)	692	10,495	4,611	32,902	139,330	10,811
Net increase (decrease) in net assets from operations	7,774	15,847	6,588	33,267	16,264	21,506
Contract Transactions:
Payments received from contractholders	15,304	10,675	15,798	12,237	28,992	31,190
Transfers between subaccounts, net	7,960	24,905	(8,325)	35,582	94	4,190
Contract terminations	(1,061)	0	(5,749)	0	(772)	0
Contract maintenance charges	(170)	(164)	(246)	(257)	(206)	(211)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(2,422)	(2,391)	(2,271)	(2,688)	(3,197)	(4,315)
Other transfers (to) from FILI, net	232	(35)	608	23	(1,658)	(14,314)
Net increase (decrease) in net assets from contract transactions	19,843	32,990	(185)	44,897	23,253	16,540
Total increase (decrease) in net assets	27,617	48,837	6,403	78,164	39,517	38,046
Net Assets:
Beginning of year	79,948	31,111	181,860	103,696	136,978	98,932
End of year	$ 107,565	$ 79,948	$ 188,263	$ 181,860	$ 176,495	$ 136,978

(b) Fund name change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets- continued

For the years ended December 31, 2010 and 2009

	Subaccounts Investing In:
	CST - U.S. Equity Flex I (b)		CST - International Equity Flex II (b)	CST - International Equity Flex I (b)	CST - International Equity Flex III (a)
	12/31/10	12/31/09	12/31/09	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	(470)	80	40	6,216	(1,259)	(80)
Net realized gain (loss) on investments	(4,187)	(3,701)	(14,935)	(18,974)	13,481	0
Unrealized appreciation (depreciation)	11,616	14,985	18,694	35,695	7,350	1,491
Net increase (decrease) in net assets from operations	6,959	11,364	3,799	22,937	19,572	1,411
Contract Transactions:
Payments received from contractholders	0	0	0	26,272	25,219	1,852
Transfers between subaccounts, net	(28,022)	(3,023)	(22,661)	(151,849)	(111,976)	144,259
Contract terminations	(301)	0	0	0	0	0
Contract maintenance charges	(105)	(135)	(21)	(101)	(114)	(7)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(1,339)	(2,022)	(471)	(1,238)	(1,594)	(96)
Other transfers (to) from FILI, net	(1,284)	(1,861)	(31)	(4)	(198)	2
Net increase (decrease) in net assets from contract transactions	(31,051)	(7,041)	(23,184)	(126,920)	(88,663)	146,010
Total increase (decrease) in net assets	(24,092)	4,323	(19,385)	(103,983)	(69,091)	147,421
Net Assets:
Beginning of year	60,880	56,557	19,385	103,983	147,421	0
End of year	$ 36,788	$ 60,880	$ 0	$ 0	$ 78,330	$ 147,421
	Subaccounts Investing In:
	Lazard - Retirement Emerging Markets		SAI - Mid Cap Value	SAI - Small Cap Blend
	12/31/10	12/31/09	12/31/09	12/31/09
Operations:
Net investment income (loss)	(299)	5,214	(86)	(376)
Net realized gain (loss) on investments	(8,678)	2,463	887	(21,055)
Unrealized appreciation (depreciation)	48,462	70,140	1,890	30,045
Net increase (decrease) in net assets from operations	39,485	77,817	2,691	8,614
Contract Transactions:
Payments received from contractholders	14,886	12,215	5,340	3,067
Transfers between subaccounts, net	(32,819)	80,845	(13,954)	(44,753)
Contract terminations	(16,389)	0	0	0
Contract maintenance charges	(314)	(250)	(32)	(44)
Contract benefits	(149,572)	0	0	0
Cost of insurance	(24,501)	(23,279)	(266)	(1,763)
Other transfers (to) from FILI, net	3,720	25	7	(11,632)
Net increase (decrease) in net assets from contract transactions	(204,989)	69,556	(8,905)	(55,125)
Total increase (decrease) in net assets	(165,504)	147,373	(6,214)	(46,511)
Net Assets:
Beginning of year	267,607	120,234	6,214	46,511
End of year	$ 102,103	$ 267,607	$ 0	$ 0

(a) New fund. See Note 1

(b) Fund name change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Fidelity Investments Variable Life Account I

1. Organization

Fidelity Investments Variable Life Account I (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Fidelity Investments Life Insurance Company ("FILI"), a wholly-owned subsidiary of FMR LLC, on July 22, 1987 and exists in accordance with the regulations of the State of Utah Insurance Department. The Account is a funding vehicle for individual Fidelity Variable Life ("VL") and Fidelity Lifetime Reserves ("FLR") Variable Universal Life insurance contracts. Effective April 1, 2008, FLR was closed to new business. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FILI. The Account cannot be charged with liabilities arising out of any other business of FILI.

Each subaccount invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

Fund Groups
Fidelity Variable Insurance Product Funds ("VIP")
The Universal Institutional Funds ("UIF")
Credit Suisse Trust ("CST")
Lazard Retirement Series, Inc. ("Lazard")
Invesco Advisers, Inc. ("Invesco")

Within the above fund groups, the Account invests in underlying funds in Fidelity Lifetime Reserves.

During 2010, Invesco was added as a fund group and the following underlying funds were renamed:

Old Name	New Name
UIF - Global Value Equity	Invesco - Van Kampen Global Value Equity
UIF - International Magnum	UIF - Global Tactical Asset Allocation

Effective December 11, 2009 the CST International Equity Flex I and CST International Equity Flex II funds were liquidated and closed to new money. All policyholders with remaining shares in the funds were transferred to the CST International Equity Flex III fund.

During 2009, the following underlying funds were renamed:

Old Name	New Name
CST - International Focus	CST - International Equity Flex I
CST - Global Small Cap	CST - International Equity Flex II
CST - Small Cap Core I	CST - U.S. Equity Flex I
VIP - Aggressive Growth	VIP - Growth Strategies

In addition, during 2009 the SAI Small Cap and SAI Mid Cap Value funds were closed to new money effective April 30, 2009. These funds were subsequently liquidated on December 4, 2009 and all policyholders with remaining shares in the SAI were transferred to the VIP Money Market Fund.

Two subaccounts had no Contract Owner Activity during the year and no balances as of December 31, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America.

Investments

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code").

Under the current provisions of the Code, FILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the Code. FILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

2. Significant Accounting Policies - continued

Estimates

The preparation of the Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Reserves

The reserves for Fidelity Lifetime Reserve contracts are equal to the corresponding account value plus policy loan amounts. The reserve for Variable Life contracts is the account value plus any unearned cost of insurance charges and policy loan amounts.

Receivable from/Payable to FILI

Receivable from/payable to FILI represents adjustments for contract guarantees which are the responsibility of FILI.

Adoption of New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board ("FASB") issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. The updated guidance also clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted the effective portions of this guidance on January 1, 2010. The required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity is effective January 1, 2011.

In June 2009, the FASB established the FASB Accounting Standards Codification ("the Codification") as the source of authoritative GAAP. All guidance contained in the Codification carries an equal level of authority. The adoption of the Codification as the source of authoritative GAAP had no impact on the Account's financial statements.

In May 2009, the FASB codified the guidance regarding disclosure of events occurring subsequent to the balance sheet date. The guidance does not change the definition of a subsequent event (i.e. an event or transaction that occurs after the balance sheet date but before the financial statements are issued) but requires disclosure of the date through which subsequent events were evaluated when determining whether adjustment to or disclosure in the financial statements is required. Since this standard requires only additional disclosures concerning subsequent events, the adoption of it did not have an effect on the financial statements.

In September 2006, the Financial Accounting Standards Board issued guidance which establishes a framework for measuring fair value under U.S. GAAP and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable market price existed (an exit price). In addition, the guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3"). The Account adopted the guidance effective January 1, 2008. Adoption of the guidance had no impact on any financial assets and financial liabilities that are required to be measured at fair value.

The Account carries investments which are made by the subaccounts in their corresponding mutual funds at fair value in the financial statements. The mutual funds are valued at the reported net asset values of such portfolios. The Account categorized the financial assets carried at fair value in the Statement of Assets and Liabilities based upon the guidance's three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. The assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

• Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market (e.g., active exchange-traded equities).

• Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

• Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect judgments about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

All subaccounts are invested in mutual funds whose value is based on the underlying net asset value of those funds. Open ended mutual funds in the subaccounts produce a daily Net Asset Value that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

3. Expenses and Related Party Transactions

FILI deducts a daily charge for the assumption of mortality and expense risks, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.60% for VL contracts. FLR contracts have an effective annual rate of 1.0% for years one through twenty and 0.40% thereafter. FILI deducts a daily administrative charge, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.25% for VL contracts. FLR policyholders are charged $5 per month for maintenance costs. In addition, the cost of providing insurance protection, including optional riders, is deducted monthly through a redemption of units. The maintenance charge and the cost of insurance are recorded as contract transactions in the accompanying Statement of Changes in Net Assets.

FILI charges an amount equal to the state premium tax it pays, ranging from 0 to 3.5%, pursuant to provisions in the contract it issues.

The following Underlying Funds impose a 1.0% redemption fee for interests held for less than 60 days:

VIP - Overseas, Class R	VIP - Health Care	VIP - Telecommunications
VIP - Utilities	VIP - Financial Services	VIP - Materials
VIP - Technology	VIP - Industrials	VIP - Emerging Markets
VIP - Energy	VIP - Consumer Discretionary
VIP - International Capital Appreciation, Class R	VIP - Consumer Staples

FILI collects these fees on behalf of these VIP portfolios through a redemption of units, but the fees are retained by the portfolios, not by FILI, and are part of the portfolios' assets. The redemption fee is recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

The disclosures above include charges currently assessed to the policyholder. There are certain other additional charges, such as exchange charges and other taxes which may be assessed in accordance with the terms of the contract in future periods.

The contracts are distributed through Fidelity Brokerage Services LLC ("FBS") and Fidelity Insurance Agency, Inc. ("FIA"), both of which are affiliated with FMR LLC. FBS and FIA are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR LLC, is the transfer and shareholder servicing agent for the VIP portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR LLC, in its capacity as advisor to the VIP mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2010 were 0.10% to 0.81% depending on the fund.

4. Investments

Purchases and Sales

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the year ended
December 31, 2010:

	Purchases	Sales
VIP - Money Market	$ 1,370,621	$ 1,799,601
VIP - High Income	426,538	480,452
VIP - Equity Income	91,035	94,878
VIP - Growth	86,126	126,923
VIP - Overseas	3,466	16,712
VIP - Overseas, Class R	370,394	37,170
VIP - Investment Grade Bond	313,741	354,583
VIP - Asset Manager	368,973	17,860
VIP - Index 500	480,048	44,064
VIP - Asset Manager Growth	34,805	4,585
VIP - Contrafund	342,387	451,979
VIP - Balanced	108,241	84,795
VIP - Dynamic Capital Appreciation	3,491	1,274
VIP - Growth & Income	24,033	39,059
VIP - Growth Opportunities	31,385	132,277
VIP - Mid Cap	240,313	481,486
VIP - Value Strategies	56,773	74,163
VIP - Utilities	4,175	3,314
VIP - Technology	91,088	239,381

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

4. Investments - continued

Purchases and Sales - continued

	Purchases	Sales
VIP - Energy	$ 112,761	$ 213,771
VIP - Health Care	9,136	46,486
VIP - Financial Services	1,308	7,044
VIP - Industrials	28,052	138,919
VIP - Consumer Discretionary	1,590	4,512
VIP - Real Estate	392,751	17,971
VIP - Strategic Income	178,151	772,026
VIP - Growth Strategies	26,010	5,592
VIP - International Capital Appreciation, Class R	18,683	7,393
VIP - Value Leaders	10,430	1,658
VIP - Value	22,489	246,626
VIP - Growth Stock	3,177	2,946
VIP - Freedom Income	1,169	37
VIP - Freedom 2010	4,714	773
VIP - Freedom 2015	22,017	14,438
VIP - Freedom 2020	35,485	7,364
VIP - Freedom 2025	35,263	6,407
VIP - Freedom 2030	28,555	3,576
VIP - Disciplined Small Cap	9,902	8,963
VIP - Funds Manager 20%	393,250	3,102
VIP - Funds Manager 50%	31,634	15,371
VIP - Funds Manager 70%	1,179,130	88,693
VIP - Funds Manager 85%	23,574	4,180
VIP - Consumer Staples	2,296	1,173
VIP - Materials	1,444	9,528
VIP - Telecommunications	3	61
UIF - Emerging Markets Equity	123,190	234,280
UIF - Emerging Markets Debt	64,288	41,576
UIF - Global Tactical Asset Allocation (b)	90,303	87,299
Invesco - Van Kampen Global Value Equity (b)	170,536	145,920
CST - US Equity I	91	31,619
CST - International Equity Flex III	24,176	114,077
Lazard - Retirement Emerging Markets	184,082	389,355

Shares, Aggregate Cost and Net Asset Value

The following table shows the number of shares owned, aggregate cost, and net asset value per share of each portfolio at December 31, 2010:

	Number of Shares	Aggregate Cost	Net Asset Value Per Share
VIP - Money Market	2,346,848	$ 2,346,848	$ 1.00
VIP - High Income	157,126	970,772	5.57
VIP - Equity Income	94,779	2,323,556	19.02
VIP - Growth	31,669	1,436,374	37.09
VIP - Overseas	14,060	325,603	16.77
VIP - Overseas, Class R	38,263	735,216	16.73
VIP - Investment Grade Bond	88,506	1,136,992	12.83
VIP - Asset Manager	44,138	619,653	14.54
VIP - Index 500	9,613	1,358,489	132.39
VIP - Asset Manager Growth	24,372	325,455	14.52
VIP - Contrafund	85,090	2,561,067	23.88

(b) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value - continued

	Number of Shares	Aggregate Cost	Net Asset Value Per Share
VIP - Balanced	64,444	$ 998,185	$ 15.50
VIP - Dynamic Capital Appreciation	5,331	50,040	8.47
VIP - Growth & Income	12,346	168,551	12.63
VIP - Growth Opportunities	8,700	156,896	17.92
VIP - Mid Cap	27,738	920,316	32.69
VIP - Value Strategies	10,675	116,297	9.74
VIP - Utilities	5,629	58,289	9.84
VIP - Technology	10,275	95,552	11.28
VIP - Energy	17,449	420,011	20.05
VIP - Health Care	12,108	141,517	12.64
VIP - Financial Services	3,146	38,608	7.01
VIP - Industrials	5,615	83,990	15.16
VIP - Consumer Discretionary	3,258	30,706	12.56
VIP - Real Estate	57,530	798,418	14.06
VIP - Strategic Income	41,251	459,786	11.36
VIP - Growth Strategies	26,493	215,380	9.01
VIP - International Capital Appreciation, Class R	23,010	289,458	9.74
VIP - Value Leaders	3,678	41,768	10.23
VIP - Value	6,063	79,043	11.00
VIP - Growth Stock	4,723	55,553	13.53
VIP - Freedom Income	124	1,303	10.27
VIP - Freedom 2010	1,338	14,377	10.61
VIP - Freedom 2015	5,927	65,451	10.70
VIP - Freedom 2020	21,323	238,854	10.59
VIP - Freedom 2025	31,099	342,344	10.49
VIP - Freedom 2030	22,601	268,347	10.21
VIP - Disciplined Small Cap	2,818	26,189	11.15
VIP - Funds Manager 20%	37,545	390,274	10.63
VIP - Funds Manager 50%	49,184	482,901	10.02
VIP - Funds Manager 70%	393,143	3,846,304	9.48
VIP - Funds Manager 85%	25,784	264,424	9.20
VIP - Consumer Staples	6,002	54,687	11.61
VIP - Materials	1,464	18,044	12.94
VIP - Telecommunications	21	152	8.10
UIF - Emerging Markets Equity	27,699	519,312	15.38
UIF - Emerging Markets Debt	13,217	106,869	8.14
UIF - Global Tactical Asset Allocation (b)	20,895	234,914	9.01
Invesco - Van Kampen Global Value Equity (b)	22,438	148,405	7.87
CST - US Equity I	2,580	42,156	14.25
CST - International Equity Flex III	11,959	69,728	6.57
Lazard - Retirement Emerging Markets	4,407	119,711	23.17

(b) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2010 and 2009 were as follows:

Variable Life

	VIP - Money Market		VIP - High Income		VIP - Equity-Income
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Transferred	0	0	0	19	0	0
Units Redeemed	(5,694)	(721)	(150)	0	(650)	(244)
Net Increase/(Decrease)	(5,694)	(721)	(150)	19	(650)	(244)
	VIP - Growth		VIP - Overseas		VIP - Investment Grade Bond		VIP - Asset Manager
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Transferred	0	0	0	0	0	0	871	0
Units Redeemed	(721)	(1,076)	(490)	(377)	(333)	(3,148)	0	(1,014)
Net Increase/(Decrease)	(721)	(1,076)	(490)	(377)	(333)	3,148	871	(1,014)

Fidelity Lifetime Reserves

	VIP - Money Market		VIP - High Income		VIP - Equity Income
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	111,901	140,321	32,497	32,648	1,326	2,563
Units Redeemed	(125,320)	(113,661)	(40,401)	(27,068)	(1,064)	(1,630)
Net Increase/(Decrease)	(13,419)	26,660	(7,904)	5,580	262	933
	VIP - Growth		VIP - Overseas, Class R		VIP - Investment Grade Bond
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	1,803	1,788	50,572	14,308	15,967	9,172
Units Redeemed	(2,028)	(82)	(24,901)	(16,281)	(18,106)	(8,496)
Net Increase/(Decrease)	(225)	1,706	25,671	(1,973)	(2,139)	676
	VIP - Asset Manager		VIP - Index 500		VIP - Asset Manager Growth
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	9,257	1,033	13,725	12,576	1,485	7,774
Units Redeemed	(367)	(330)	(1,729)	(10,811)	(264)	(6,876)
Net Increase/(Decrease)	8,890	703	11,996	1,765	1,221	898

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued

	VIP - Contrafund		VIP - Balanced		VIP - Dynamic Capital Appreciation
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	11,863	12,741	6,283	7,700	316	2,259
Units Redeemed	(14,835)	(10,347)	(5,662)	(17,205)	(90)	(2,008)
Net Increase/(Decrease)	(2,972)	2,394	621	(9,505)	226	251
	VIP - Growth & Income		VIP - Growth Opportunities		VIP - Mid Cap
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	1,598	3,238	3,183	6,816	27,073	19,000
Units Redeemed	(2,696)	(1,772)	(11,127)	(2,599)	(37,628)	(15,066)
Net Increase/(Decrease)	(1,098)	1,466	(7,944)	4,217	(10,555)	3,934
	VIP - Value Strategies		VIP - Utilities		VIP - Technology
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	5,003	9,971	285	3,004	11,365	9,919
Units Redeemed	(7,497)	(27,275)	(287)	(2,206)	(21,707)	(5,945)
Net Increase/(Decrease)	(2,494)	(17,304)	(2)	798	(10,342)	3,974
	VIP - Energy		VIP - Health Care		VIP - Financial Services
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	11,175	7,819	19,773	11,256	24,694	12,564
Units Redeemed	(15,675)	(7,135)	(22,654)	(9,795)	(25,469)	(12,339)
Net Increase/(Decrease)	(4,500)	684	(2,881)	1,461	(775)	225
	VIP - Industrials		VIP - Consumer Discretionary		VIP - Real Estate
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	1,524	3,518	152	2,363	61,406	18,447
Units Redeemed	(6,722)	(1,094)	(375)	(1,685)	(27,601)	(21,655)
Net Increase/(Decrease)	(5,198)	2,424	(223)	678	33,805	(3,208)
	VIP - Strategic Income		VIP - Growth Strategies (b)		VIP - International Capital Appreciation, Class R
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	14,876	17,629	2,709	6,556	1,483	2,381
Units Redeemed	(59,958)	(7,749)	(432)	(2,374)	(632)	(1,736)
Net Increase/(Decrease)	(45,082)	9,880	2,277	4,182	851	645

(b) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued

	VIP - Value Leaders		VIP - Value		VIP - Growth Stock
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	1,115	1,588	2,396	4,263	326	584
Units Redeemed	(157)	(971)	(25,266)	(1,427)	(256)	(343)
Net Increase/(Decrease)	958	617	(22,870)	2,836	70	241
	VIP - Freedom Income		VIP - Freedom 2010		VIP - Freedom 2015
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	92	11	358	526	1,753	352
Units Redeemed	(3)	(4)	(57)	(324)	(1,139)	(71)
Net Increase/(Decrease)	89	7	301	202	614	281
	VIP - Freedom 2020		VIP - Freedom 2025		VIP - Freedom 2030
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	2,789	2,374	2,678	3,544	2,318	3,551
Units Redeemed	(642)	(788)	(637)	(992)	(415)	(19,253)
Net Increase/(Decrease)	2,147	1,586	2,041	2,552	1,903	(15,702)
	VIP - Disciplined Small Cap		VIP - FundsManager 20%		VIP - FundsManager 50%
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	1,225	17,843	34,771	15	2,522	11,041
Units Redeemed	(1,062)	(15,523)	(137)	(44,612)	(1,317)	(10,033)
Net Increase/(Decrease)	163	2,320	34,634	(44,597)	1,205	1,008
	VIP - FundsManager 70%		VIP - FundsManager 85%		VIP - Consumer Staples
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	112,257	52,995	2,590	5,717	25,974	8,726
Units Redeemed	(6,911)	(25,494)	(543)	(3,727)	(25,895)	(12,965)
Net Increase/(Decrease)	105,346	27,501	2,047	1,990	79	(4,239)

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued

	VIP - Materials		VIP - Telecommunications		UIF - Emerging Markets Equity
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	119	312	0	0	13,035	9,496
Units Redeemed	(884)	(7,216)	(8)	(10)	(16,665)	(5,904)
Net Increase/(Decrease)	(765)	(6,904)	(8)	(10)	(3,630)	3,592
	UIF - Emerging Markets Debt		UIF - Global Tactical Asset Allocation (b)		Invesco - Van Kampen Global Value Equity (b)		CST - U.S. Equity Flex I (b)
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	3,969	3,473	10,589	9,690	14,115	5,795	0	296
Units Redeemed	(3,170)	(1,803)	(10,745)	(5,960)	(12,277)	(3,982)	(3,085)	(1,264)
Net Increase/(Decrease)	799	1,670	(156)	3,730	1,838	1,813	(3,085)	(968)
	CST - International Equity Flex II (b)		CST - International Equity Flex I (b)		CST - International Equity Flex III (a)
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	0	0	0	6,243	2,569	14,610
Units Redeemed	0	(2,710)	0	(16,982)	(10,187)	(10)
Net Increase/(Decrease)	0	(2,710)	0	(10,739)	(7,618)	14,600
	Lazard-Retirement Emerging Markets		SAI - Mid Cap Value		SAI - Small Cap Blend
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Units Issued	2,394	12,899	0	1,178	0	588
Units Redeemed	(17,134)	(7,688)	0	(2,213)	0	(8,935)
Net Increase/(Decrease)	(14,740)	5,211	0	(1,035)	0	(8,347)

(a) New fund. See Note 1

(b) Fund name change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, the investment income ratio, and total returns for each of the five years ended December 31:

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	VL	FLR
VIP - Money Market
2010	108,835	$21.71	$21.23	$ 2,317,053	0.85%	1.00%	0.18%	(0.61%)	(0.76%)
2009	127,948	$21.84	$21.39	$ 2,745,699	0.85%	1.00%	0.69%	(0.12%)	(0.29%)
2008	102,009	$21.87	$21.46	$ 2,196,738	0.85%	1.00%	2.90%	2.14%	1.99%
2007	72,675	$21.42	$21.04	$ 1,536,533	0.85%	1.00%	5.08%	4.31%	4.15%
2006	42,891	$20.53	$20.20	$ 872,735	0.85%	1.00%	4.81%	3.98%	3.83%
VIP - High Income
2010	60,592	$38.35	$13.69	$ 875,210	0.85%	1.00%	7.23%	12.86%	12.69%
2009	68,646	$33.99	$12.15	$ 877,780	0.85%	1.00%	8.64%	42.74%	42.52%
2008	63,047	$23.81	$8.53	$ 567,795	0.85%	1.00%	17.25%	(25.62%)	(25.74%)
2007	7,631	$32.01	$11.48	$ 126,642	0.85%	1.00%	6.27%	1.91%	1.75%
2006	6,358	$31.41	$11.28	$ 114,604	0.85%	1.00%	9.57%	10.29%	10.13%
VIP - Equity-Income
2010	31,802	$57.12	$56.85	$ 1,814,343	0.85%	1.00%	1.89%	14.17%	14.00%
2009	32,190	$50.03	$49.87	$ 1,609,172	0.85%	1.00%	2.41%	29.10%	28.91%
2008	31,501	$38.75	$38.69	$ 1,220,273	0.85%	1.00%	2.58%	(43.14%)	(43.23%)
2007	31,043	$68.16	$68.14	$ 2,115,808	0.85%	1.00%	1.80%	0.66%	0.50%
2006	31,527	$67.71	$67.80	$ 2,135,037	0.85%	1.00%	3.41%	19.17%	19.00%
VIP - Growth
2010	19,762	$59.59	$61.32	$ 1,185,541	0.85%	1.00%	0.28%	23.12%	22.93%
2009	20,708	$48.40	$49.88	$ 1,009,420	0.85%	1.00%	0.46%	27.20%	27.00%
2008	20,078	$38.05	$39.27	$ 767,780	0.85%	1.00%	0.82%	(47.62%)	(47.70%)
2007	20,216	$72.64	$75.08	$ 1,474,292	0.85%	1.00%	0.81%	25.88%	25.68%
2006	20,943	$57.71	$59.74	$ 1,213,476	0.85%	1.00%	0.40%	5.94%	5.78%
VIP - Overseas
2010	6,673	$35.34	-	$ 235,849	0.85%	-	1.41%	12.15%	-
2009	7,163	$31.51	-	$ 225,725	0.85%	-	2.20%	25.45%	-
2008	7,540	$25.12	-	$ 189,414	0.85%	-	2.70%	(44.28%)	-
2007	7,617	$45.09	-	$ 343,419	0.85%	-	3.23%	16.31%	-
2006	8,325	$38.76	-	$ 322,703	0.85%	-	0.76%	17.08%	-
VIP - Overseas, Class R
2010	50,154	-	$12.76	$ 639,994	-	1.00%	2.60%	-	11.94%
2009	24,483	-	$11.40	$ 279,084	-	1.00%	2.27%	-	25.34%
2008	26,456	-	$9.09	$ 240,603	-	1.00%	3.37%	-	(44.38%)
2007	17,139	-	$16.35	$ 280,245	-	1.00%	3.26%	-	16.18%
2006	10,506	-	$14.07	$ 147,858	-	1.00%	0.42%	-	16.84%

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	VL	FLR
VIP - Investment Grade Bond
2010	32,371	$35.49	$34.91	$ 1,135,382	0.85%	1.00%	3.54%	6.89%	6.73%
2009	34,843	$33.20	$32.71	$ 1,144,384	0.85%	1.00%	8.82%	14.75%	14.57%
2008	37,315	$28.93	$28.55	$ 1,070,253	0.85%	1.00%	4.10%	(4.07%)	(4.22%)
2007	37,398	$30.16	$29.80	$ 1,119,715	0.85%	1.00%	3.97%	3.46%	3.30%
2006	36,482	$29.16	$28.85	$ 1,056,931	0.85%	1.00%	3.55%	3.46%	3.31%
VIP - Asset Manager
2010	16,037	$40.96	$39.58	$ 641,729	0.85%	1.00%	1.87%	13.29%	13.12%
2009	6,276	$36.16	$34.99	$ 224,491	0.85%	1.00%	2.52%	28.03%	27.82%
2008	6,587	$28.24	$27.37	$ 184,817	0.85%	1.00%	2.16%	(29.33%)	(29.43%)
2007	8,185	$39.96	$38.79	$ 322,930	0.85%	1.00%	6.01%	14.52%	14.34%
2006	8,405	$34.90	$33.93	$ 290,083	0.85%	1.00%	2.63%	6.41%	6.25%
VIP - Index 500
2010	36,463	-	$34.90	$ 1,272,703	-	1.00%	2.76%	-	13.87%
2009	24,467	-	$30.65	$ 749,948	-	1.00%	2.72%	-	25.34%
2008	22,702	-	$24.45	$ 555,164	-	1.00%	2.21%	-	(37.63%)
2007	22,836	-	$39.21	$ 895,383	-	1.00%	3.51%	-	4.38%
2006	12,717	-	$37.56	$ 477,710	-	1.00%	1.14%	-	14.58%
VIP - Asset Manager Growth
2010	14,070	-	$25.14	$ 353,747	-	1.00%	1.30%	-	15.18%
2009	12,849	-	$21.83	$ 280,457	-	1.00%	1.66%	-	31.58%
2008	11,951	-	$16.59	$ 198,261	-	1.00%	2.15%	-	(36.46%)
2007	10,291	-	$26.11	$ 268,650	-	1.00%	4.24%	-	17.77%
2006	14,231	-	$22.17	$ 315,458	-	1.00%	2.14%	-	5.92%
VIP - Contrafund
2010	45,110	-	$45.04	$ 2,031,827	-	1.00%	1.27%	-	16.05%
2009	48,082	-	$38.81	$ 1,866,243	-	1.00%	1.46%	-	34.35%
2008	45,688	-	$28.89	$ 1,319,897	-	1.00%	1.05%	-	(43.09%)
2007	39,926	-	$50.76	$ 2,026,808	-	1.00%	1.12%	-	16.41%
2006	29,227	-	$43.61	$ 1,274,516	-	1.00%	1.33%	-	10.60%
VIP - Balanced
2010	51,798	-	$19.28	$ 998,423	-	1.00%	1.70%	-	16.89%
2009	51,177	-	$16.49	$ 843,901	-	1.00%	1.72%	-	37.21%
2008	60,682	-	$12.02	$ 729,262	-	1.00%	1.80%	-	(34.62%)
2007	59,139	-	$18.38	$ 1,087,065	-	1.00%	3.14%	-	7.95%
2006	51,190	-	$17.03	$ 871,659	-	1.00%	1.42%	-	10.59%

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	VL	FLR
VIP - Dynamic Capital Appreciation
2010	3,569	-	$12.65	$ 45,166	-	1.00%	0.20%	-	17.22%
2009	3,343	-	$10.80	$ 36,092	-	1.00%	0.28%	-	34.74%
2008	3,092	-	$8.01	$ 24,772	-	1.00%	0.66%	-	(41.82%)
2007	2,995	-	$13.77	$ 41,240	-	1.00%	0.40%	-	6.04%
2006	373	-	$12.99	$ 4,838	-	1.00%	0.62%	-	12.84%
VIP - Growth & Income
2010	8,845	-	$17.63	$ 155,952	-	1.00%	0.69%	-	13.72%
2009	9,943	-	$15.50	$ 154,159	-	1.00%	1.26%	-	25.93%
2008	8,477	-	$12.31	$ 104,365	-	1.00%	1.32%	-	(42.29%)
2007	7,489	-	$21.33	$ 159,765	-	1.00%	1.82%	-	11.00%
2006	6,443	-	$19.22	$ 123,832	-	1.00%	0.76%	-	12.05%
VIP - Growth Opportunities
2010	12,173	-	$12.81	$ 155,908	-	1.00%	0.14%	-	22.50%
2009	20,117	-	$10.45	$ 210,324	-	1.00%	0.54%	-	44.39%
2008	15,900	-	$7.24	$ 115,127	-	1.00%	0.50%	-	(55.47%)
2007	12,369	-	$16.26	$ 201,124	-	1.00%	-	-	21.94%
2006	9,798	-	$13.33	$ 130,650	-	1.00%	0.37%	-	4.40%
VIP - Mid Cap
2010	35,166	-	$25.78	$ 906,676	-	1.00%	0.33%	-	27.55%
2009	45,721	-	$20.21	$ 924,220	-	1.00%	0.70%	-	38.69%
2008	41,787	-	$14.58	$ 609,073	-	1.00%	0.47%	-	(40.05%)
2007	37,201	-	$24.31	$ 904,489	-	1.00%	0.90%	-	14.46%
2006	34,957	-	$21.24	$ 742,516	-	1.00%	0.32%	-	11.58%
VIP - Value Strategies
2010	8,573	-	$12.13	$ 103,992	-	1.00%	0.50%	-	25.37%
2009	11,067	-	$9.68	$ 107,076	-	1.00%	0.40%	-	56.01%
2008	28,371	-	$6.20	$ 175,951	-	1.00%	0.83%	-	(51.65%)
2007	28,416	-	$12.83	$ 364,511	-	1.00%	1.56%	-	4.66%
2006	683	-	$12.26	$ 8,372	-	1.00%	0.15%	-	15.17%
VIP - Utilities
2010	4,404	-	$12.58	$ 55,391	-	1.00%	2.90%	-	10.09%
2009	4,406	-	$11.42	$ 50,331	-	1.00%	3.55%	-	14.26%
2008	3,608	-	$10.00	$ 36,068	-	1.00%	2.75%	-	(36.25%)
2007	1,326	-	$15.68	$ 20,789	-	1.00%	2.21%	-	19.45%
2006	1,035	-	$13.13	$ 13,584	-	1.00%	1.21%	-	30.48%

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	VL	FLR
VIP - Technology
2010	7,902	-	$14.66	$ 115,826	-	1.00%	-	-	26.47%
2009	18,244	-	$11.59	$ 211,432	-	1.00%	0.18%	-	94.06%
2008	14,270	-	$5.97	$ 85,223	-	1.00%	0.18%	-	(51.26%)
2007	11,239	-	$12.25	$ 137,724	-	1.00%	-	-	14.20%
2006	9,327	-	$10.73	$ 100,079	-	1.00%	-	-	7.11%
VIP - Energy
2010	14,149	-	$24.72	$ 349,687	-	1.00%	0.50%	-	18.26%
2009	18,649	-	$20.90	$ 389,765	-	1.00%	0.47%	-	46.54%
2008	17,965	-	$14.26	$ 256,211	-	1.00%	0.12%	-	(54.76%)
2007	15,173	-	$31.53	$ 478,352	-	1.00%	0.31%	-	44.51%
2006	12,095	-	$21.82	$ 263,857	-	1.00%	0.79%	-	15.75%
VIP - Health Care
2010	10,860	-	$14.09	$ 153,052	-	1.00%	0.18%	-	16.18%
2009	13,741	-	$12.13	$ 166,687	-	1.00%	0.33%	-	31.32%
2008	12,280	-	$9.24	$ 113,444	-	1.00%	0.41%	-	(32.90%)
2007	7,927	-	$13.77	$ 109,140	-	1.00%	0.50%	-	9.10%
2006	7,975	-	$12.62	$ 100,639	-	1.00%	0.04%	-	5.28%
VIP - Financial Services
2010	2,596	-	$8.50	$ 22,063	-	1.00%	0.22%	-	6.21%
2009	3,371	-	$8.00	$ 26,975	-	1.00%	0.92%	-	26.02%
2008	3,146	-	$6.35	$ 19,976	-	1.00%	1.95%	-	(50.58%)
2007	2,478	-	$12.85	$ 31,838	-	1.00%	2.59%	-	(14.30%)
2006	2,774	-	$14.99	$ 41,583	-	1.00%	1.13%	-	15.13%
VIP - Industrials
2010	3,913	-	$21.75	$ 85,100	-	1.00%	0.29%	-	29.78%
2009	9,111	-	$16.76	$ 152,674	-	1.00%	1.24%	-	38.82%
2008	6,687	-	$12.07	$ 80,717	-	1.00%	1.00%	-	(40.44%)
2007	8,844	-	$20.27	$ 179,242	-	1.00%	1.10%	-	17.11%
2006	3,240	-	$17.31	$ 56,071	-	1.00%	1.68%	-	14.47%
VIP - Consumer Discretionary
2010	3,141	-	$13.03	$ 40,921	-	1.00%	0.17%	-	29.98%
2009	3,364	-	$10.02	$ 33,711	-	1.00%	0.56%	-	36.93%
2008	2,686	-	$7.32	$ 19,660	-	1.00%	0.50%	-	(34.76%)
2007	886	-	$11.22	$ 9,935	-	1.00%	0.15%	-	(9.06%)
2006	824	-	$12.34	$ 10,159	-	1.00%	0.45%	-	11.50%

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment Income ratio (2)	VL	FLR
VIP - Real Estate
2010	65,791	-	$12.29	$ 808,871	-	1.00%	1.51%	-	29.12%
2009	31,986	-	$9.52	$ 304,559	-	1.00%	2.63%	-	36.32%
2008	35,194	-	$6.99	$ 245,830	-	1.00%	5.23%	-	(40.47%)
2007	9,551	-	$11.73	$ 112,080	-	1.00%	1.07%	-	(18.55%)
2006	15,245	-	$14.41	$ 219,645	-	1.00%	3.58%	-	35.35%
VIP - Strategic Income
2010	33,324	-	$14.06	$ 468,600	-	1.00%	2.68%	-	8.54%
2009	78,406	-	$12.96	$ 1,015,804	-	1.00%	4.46%	-	28.72%
2008	68,526	-	$10.07	$ 689,723	-	1.00%	7.68%	-	(11.10%)
2007	30,585	-	$11.32	$ 346,287	-	1.00%	5.74%	-	4.52%
2006	18,667	-	$10.83	$ 202,198	-	1.00%	7.60%	-	6.79%
VIP - Growth Strategies (b)
2010	20,265	-	$11.78	$ 238,702	-	1.00%	-	-	23.72%
2009	17,988	-	$9.52	$ 171,262	-	1.00%	-	-	38.33%
2008	13,806	-	$6.88	$ 95,021	-	1.00%	-	-	(49.29%)
2007	9,402	-	$13.57	$ 127,600	-	1.00%	-	-	16.34%
2006	4,829	-	$11.67	$ 56,333	-	1.00%	-	-	7.45%
VIP - International Capital Appreciation, Class R
2010	19,331	-	$11.59	$ 224,114	-	1.00%	1.23%	-	14.58%
2009	18,480	-	$10.12	$ 186,993	-	1.00%	0.87%	-	54.21%
2008	17,835	-	$6.56	$ 117,027	-	1.00%	-	-	(51.10%)
2007	16,576	-	$13.42	$ 222,415	-	1.00%	1.97%	-	4.11%
2006	838	-	$12.89	$ 10,800	-	1.00%	1.55%	-	28.88% (d)
VIP - Value Leaders
2010	3,895	-	$9.66	$ 37,625	-	1.00%	1.57%	-	8.94%
2009	2,937	-	$8.87	$ 26,046	-	1.00%	1.96%	-	26.63%
2008	2,320	-	$7.00	$ 16,245	-	1.00%	1.97%	-	(45.16%)
2007	1,257	-	$12.77	$ 16,055	-	1.00%	1.62%	-	3.51%
2006	523	-	$12.34	$ 6,458	-	1.00%	1.20%	-	14.03%
VIP - Value
2010	6,258	-	$10.66	$ 66,713	-	1.00%	0.43%	-	16.64%
2009	29,128	-	$9.14	$ 266,225	-	1.00%	0.98%	-	41.23%
2008	26,292	-	$6.47	$ 170,142	-	1.00%	1.03%	-	(47.08%)
2007	23,755	-	$12.23	$ 290,467	-	1.00%	1.29%	-	1.07%
2006	6,914	-	$12.10	$ 83,651	-	1.00%	1.46%	-	13.61%
VIP - Growth Stock
2010	5,327	-	$12.00	$ 63,901	-	1.00%	-	-	18.85%
2009	5,257	-	$10.09	$ 53,065	-	1.00%	0.44%	-	43.41%
2008	5,016	-	$7.04	$ 35,301	-	1.00%	0.20%	-	(45.23%)
2007	1,480	-	$12.85	$ 19,016	-	1.00%	-	-	21.43%
2006	1,322	-	$10.58	$ 13,986	-	1.00%	-	-	0.11%

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment Income ratio (2)	VL	FLR
VIP - Freedom Income
2010	104	-	$12.22	$ 1,267	-	1.00%	9.63%	-	6.42%
2009	15	-	$11.48	$ 167	-	1.00%	5.18%	-	13.80%
2008	8	-	$10.09	$ 82	-	1.00%	8.28%	-	0.87%
VIP - Freedom 2010
2010	1,133	-	$12.54	$ 14,206	-	1.00%	2.64%	-	11.82%
2009	832	-	$11.21	$ 9,323	-	1.00%	5.08%	-	23.03%
2008	630	-	$9.11	$ 5,740	-	1.00%	4.94%	-	(25.80%)
2007	338	-	$12.28	$ 4,155	-	1.00%	7.04%	-	7.62%
2006	78	-	$11.41	$ 886	-	1.00%	3.87%	-	8.73%
VIP - Freedom 2015
2010	5,001	-	$12.68	$ 63,427	-	1.00%	2.13%	-	11.96%
2009	4,387	-	$11.33	$ 49,701	-	1.00%	3.86%	-	24.03%
2008	4,106	-	$9.13	$ 37,501	-	1.00%	2.98%	-	(27.76%)
2007	3,791	-	$12.64	$ 47,929	-	1.00%	2.98%	-	8.23%
2006	3,554	-	$11.68	$ 41,518	-	1.00%	1.67%	-	9.93%
VIP - Freedom 2020
2010	18,027	-	$12.53	$ 225,788	-	1.00%	2.39%	-	13.35%
2009	15,880	-	$11.05	$ 175,478	-	1.00%	3.62%	-	27.68%
2008	14,294	-	$8.65	$ 123,706	-	1.00%	2.40%	-	(33.28%)
2007	16,301	-	$12.97	$ 211,443	-	1.00%	2.34%	-	9.13%
2006	10,421	-	$11.89	$ 123,867	-	1.00%	2.07%	-	10.84%
VIP - Freedom 2025
2010	25,798	-	$12.65	$ 326,231	-	1.00%	2.29%	-	14.63%
2009	23,757	-	$11.03	$ 262,086	-	1.00%	3.63%	-	28.75%
2008	21,205	-	$8.57	$ 181,695	-	1.00%	2.49%	-	(34.83%)
2007	23,014	-	$13.15	$ 302,555	-	1.00%	2.22%	-	9.39%
2006	15,948	-	$12.02	$ 191,664	-	1.00%	2.69%	-	11.37%
VIP - Freedom 2030
2010	18,691	-	$12.35	$ 230,753	-	1.00%	2.16%	-	14.92%
2009	16,788	-	$10.74	$ 180,348	-	1.00%	1.91%	-	30.34%
2008	32,490	-	$8.24	$ 267,777	-	1.00%	2.33%	-	(38.67%)
2007	32,150	-	$13.44	$ 432,023	-	1.00%	2.31%	-	10.25%
2006	26,901	-	$12.19	$ 327,877	-	1.00%	1.69%	-	12.07%
VIP - Disciplined Small Cap
2010	3,263	-	$9.63	$ 31,415	-	1.00%	0.37%	-	24.29%
2009	3,100	-	$7.75	$ 24,015	-	1.00%	0.68%	-	21.06%
2008	780	-	$6.40	$ 4,990	-	1.00%	0.12%	-	(34.45%)
2007	8,006	-	$9.76	$ 78,151	-	1.00%	0.65%	-	(3.23%)
2006	62	-	$10.09	$ 622	-	1.00%	0.39%	-	0.87% (d)

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	VL	FLR
VIP - FundsManager 20%
2010	34,634	-	$11.52	$ 399,093	-	1.00%	3.94%	-	6.39%
2009	-	-	$10.83	-	-	1.00%	-	-	9.22%
2008	44,597	-	$9.92	$ 442,241	-	1.00%	2.16%	-	(9.16%)
2007	78,181	-	$10.92	$ 853,486	-	1.00%	5.23%	-	4.95%
VIP - FundsManager 50%
2010	44,132	-	$11.17	$ 492,851	-	1.00%	1.66%	-	10.77%
2009	42,927	-	$10.08	$ 432,770	-	1.00%	1.81%	-	17.79%
2008	41,919	-	$8.56	$ 358,794	-	1.00%	4.27%	-	(23.35%)
2007	15,999	-	$11.17	$ 178,663	-	1.00%	2.89%	-	6.01%
2006	14,936	-	$10.53	$ 157,324	-	1.00%	2.90%	-	5.33% (d)
VIP - FundsManager 70%
2010	350,358	-	$10.64	$ 3,726,963	-	1.00%	1.74%	-	13.18%
2009	245,012	-	$9.40	$ 2,302,772	-	1.00%	1.70%	-	23.20%
2008	217,511	-	$7.63	$ 1,659,343	-	1.00%	2.30%	-	(32.71%)
2007	174,507	-	$11.34	$ 1,978,424	-	1.00%	2.43%	-	6.71%
2006	48,325	-	$10.62	$ 513,409	-	1.00%	2.39%	-	6.24% (d)
VIP - FundsManager 85%
2010	23,123	-	$10.25	$ 237,117	-	1.00%	1.20%	-	15.04%
2009	21,076	-	$8.91	$ 187,871	-	1.00%	1.33%	-	27.28%
2008	19,086	-	$7.00	$ 133,676	-	1.00%	1.46%	-	(38.82%)
2007	19,235	-	$11.45	$ 220,196	-	1.00%	1.31%	-	7.53%
2006	5,044	-	$10.65	$ 53,690	-	1.00%	2.84%	-	6.45% (d)
VIP - Consumer Staples
2010	5,917	-	$11.75	$ 69,549	-	1.00%	1.54%	-	14.07%
2009	5,838	-	$10.30	$ 60,153	-	1.00%	1.47%	-	19.53%
2008	10,077	-	$8.62	$ 86,876	-	1.00%	1.68%	-	(22.14%)
VIP - Materials
2010	1,415	-	$13.39	$ 18,942	-	1.00%	1.70%	-	27.26%
2009	2,180	-	$10.52	$ 22,936	-	1.00%	0.27%	-	76.31%
2008	9,084	-	$5.97	$ 54,209	-	1.00%	1.45%	-	(47.42%)
2007	195	-	$11.35	$ 2,213	-	1.00%	1.50%	-	12.34% (c)
VIP - Telecommunications
2010	19	-	$8.76	$ 165	-	1.00%	1.16%	-	16.37%
2009	27	-	$7.53	$ 202	-	1.00%	1.52%	-	46.53%
2008	37	-	$5.14	$ 192	-	1.00%	4.84%	-	(48.60%)
UIF - Emerging Markets Equity
2010	15,047	-	$28.32	$ 426,055	-	1.00%	0.65%	-	17.84%
2009	18,677	-	$24.03	$ 448,789	-	1.00%	-	-	68.15%
2008	15,085	-	$14.29	$ 215,579	-	1.00%	-	-	(57.06%)
2007	15,393	-	$33.28	$ 512,281	-	1.00%	0.45%	-	39.04%
2006	10,714	-	$23.94	$ 256,461	-	1.00%	0.72%	-	35.78%

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	VL	FLR
UIF - Emerging Markets Debt
2010	4,150	-	$25.92	$ 107,565	-	1.00%	3.92%	-	8.65%
2009	3,351	-	$23.86	$ 79,948	-	1.00%	8.11%	-	28.91%
2008	1,681	-	$18.51	$ 31,111	-	1.00%	8.09%	-	(15.83%)
2007	1,361	-	$21.99	$ 29,923	-	1.00%	7.47%	-	5.46%
2006	786	-	$20.85	$ 16,391	-	1.00%	9.23%	-	9.70%
UIF - Global Tactical Asset Allocation (b)
2010	14,654	-	$12.85	$ 188,263	-	1.00%	2.86%	-	4.63%
2009	14,810	-	$12.28	$ 181,860	-	1.00%	3.14%	-	31.20%
2008	11,080	-	$9.36	$ 103,696	-	1.00%	3.25%	-	(45.18%)
2007	8,597	-	$17.07	$ 146,769	-	1.00%	1.50%	-	13.44%
2006	8,117	-	$15.05	$ 122,167	-	1.00%	0.09%	-	23.89%
Invesco - Van Kampen Global Value Equity (b)
2010	12,464	-	$14.16	$ 176,495	-	1.00%	2.13%	-	9.84%
2009	10,626	-	$12.89	$ 136,978	-	1.00%	7.23%	-	14.84%
2008	8,813	-	$11.23	$ 98,932	-	1.00%	2.78%	-	(40.75%)
2007	12,850	-	$18.95	$ 243,458	-	1.00%	1.90%	-	5.57%
2006	9,636	-	$17.95	$ 172,935	-	1.00%	1.51%	-	20.00%
CST - U.S. Equity Flex I
2010	3,525	-	$10.44	$ 36,788	-	1.00%	0.16%	-	13.32%
2009	6,610	-	$9.29	$ 60,880	-	1.00%	1.15%	-	24.41%
2008	7,578	-	$7.46	$ 56,557	-	1.00%	0.08%	-	(35.26%)
2007	7,905	-	$11.53	$ 91,119	-	1.00%	-	-	(1.83%)
2006	6,551	-	$11.74	$ 76,923	-	1.00%	-	-	3.72%
CST - International Equity Flex II
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-
2008	2,710	-	$7.15	$ 19,385	-	1.00%	1.72%	-	(47.29%)
2007	3,126	-	$13.57	$ 42,412	-	1.00%	-	-	(4.92%)
2006	1,627	-	$14.27	$ 23,212	-	1.00%	-	-	12.08%
CST - International Equity Flex I
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-
2008	10,739	-	$9.68	$ 103,983	-	1.00%	1.66%	-	(41.63%)
2007	7,344	-	$16.59	$ 121,816	-	1.00%	1.28%	-	15.42%
2006	4,306	-	$14.37	$ 61,878	-	1.00%	1.55%	-	17.47%
CST - International Equity Flex III
2010	6,982	-	$11.22	$ 78,330	-	1.00%	0.12%	-	11.11%
2009	14,600	-	$10.10	$ 147,421	-	1.00%	-	-	50.10%

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	VL	FLR
Lazard - Retirement Emerging Markets
2010	6,721	-	$15.19	$ 102,103	-	1.00%	0.88%	-	21.82%
2009	21,461	-	$12.47	$ 267,607	-	1.00%	4.34%	-	68.53%
2008	16,250	-	$7.40	$ 120,234	-	1.00%	2.33%	-	(49.11%)
2007	18,394	-	$14.54	$ 267,430	-	1.00%	2.59%	-	32.29%
2006	1,012	-	$10.99	$ 11,127	-	1.00%	0.66%	-	9.90% (d)
SAI - Mid Cap Value
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-
2008	1,035	-	$6.00	$ 6,214	-	1.00%	1.73%	-	(35.79%)
2007	357	-	$9.35	$ 3,342	-	1.00%	1.28%	-	(7.71%) (c)
SAI - Small Cap Blend
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-
2008	8,347	-	$5.57	$ 46,511	-	1.00%	0.30%	-	(39.03%)
2007	6,097	-	$9.14	$ 55,729	-	1.00%	0.40%	-	(10.16%) (c)

(1) These amounts represent that annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units.

(a) New fund. See Note 1

(b) Fund name change. See Note 1

(c) These portfolios commenced operations on May 1, 2007.

(d) These portfolios commenced operations on May 1, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fidelity Investments Life Insurance Company and the Policyholders of Fidelity Investments Variable Life Account I of Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Fidelity Investments Variable Life Account I of Fidelity Investments Life Insurance Company at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Fidelity Investments Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
April 26, 2011

Annual Report

Fidelity Variable Life, Variable Universal Life and Survivorship Universal Life
are issued by Fidelity Investments Life Insurance Company

Fidelity Brokerage Services LLC, member NYSE, SIPC, and Fidelity Insurance Agency, Inc. are the distributors.

82 Devonshire Street, Boston, MA 02109

N.LIF-ANN-0211
1.736249.112

Item 26. Exhibits

a) Resolution of Board of Directors of Fidelity Investments Life Insurance Company ("FILI") establishing the Separate Account, is incorporated by reference to the Registration Statement of the Separate Account (Registration No. 33-24400) Post-Effective Amendment No. 11.

b) Not Applicable

c) Distribution Agreement

(1) Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC, is incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement for the Variable Annuity Account (Registration No. 33-24400) filed on April 26, 1996.

(2) Second Amendment to the Distribution Agreement is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

d) Contracts and Riders

(1) Fidelity Lifetime Reserves Flexible Premium Survivorship Variable Universal Life Insurance Policy is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(2) Fidelity Lifetime Reserves Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(3) Form of Estate Protection Rider Four Year Term is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(4) Form of Total Disability Premium Payment Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(5) Form of Aviation Limitation Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(6) Form of Children's Term Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(7) Form of Total Disability Waiver of Monthly Deductions Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

e) Application

(1) Form of Application for Life Insurance is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

f) Certification of Incorporation and By-laws:

(1) Articles of Domestication of FILI, are incorporated herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-24400) Post-Effective Amendment No. 11.

(2) Amended By-laws of FILI, are incorporate herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-24400) Post-Effective Amendment No. 11.

g) Form of Reinsurance Agreement between Fidelity Investments Life Insurance Company and the Reinsurer is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

h) Participation Agreements

(1) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Investments, Inc., (f/k/a Strong Fund Distributors, Inc.) and Strong Capital Management, Inc. is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(2) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Credit Suisse Trust (formerly Warburg, Pincus Trust), Credit Suisse Asset Management, LLC (successor to Warburg, Pincus Counsellors, Inc.) and Credit Suisse Asset Management Securities, Inc. (formerly Counsellors Securities Inc.) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(3) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Universal Funds, Inc.) (the "Fund") and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (formerly, Morgan Stanley Asset Management Inc.) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(4) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, PBHG Insurance Series Fund, Inc., Pilgrim Baxter & Associates, LTD is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(5) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company ("Company"), Fidelity Distributors Corporation ("Underwriter") and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV (each, a "VIP Fund") is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

(6) Form of Participation agreement between Fidelity Investments Life and Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. ("Fund") are incorporated by reference from Post-Effective Amendment No. 26 to Registration No. 33-24400 filed April 27, 2006.

i) Master Administration Agreement between McCamish Systems, L.L.C. and Fidelity Investments Life Insurance Company, dated August 8, 2003 is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

j) Not Applicable

k) Opinion and consent of Edward M. Shea is filed herein as Exhibit 27(k).

l) Not Applicable

m) Not Applicable

n) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 27(n).

o) Not Applicable

p) Not Applicable

q) Variable Life Administrative Policies and Procedures Applicable to Financial Transactions on behalf of Fidelity Investments Life Insurance Company and Empire Fidelity Investments Life Insurance Company is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on February 13, 2004.

Item 27. Directors and Officers of Depositor

Directors of Fidelity Investments Life Insurance Company

Jeffrey K. Cimini	\\\\\\\\\\\\\\\\\\\\\\\	Director and President
William R. Ebsworth		Director
Kathleen M. Graveline		Director
Peter G. Johannsen		Director
Malcolm MacKay		Director
Kathleen A. Murphy		Director
Rodney R. Rohda		Director
Roger T. Servison		Director
Jon J. Skillman		Director
G. Michael Slovak		Director
Floyd L. Smith		Director

Executive Officers who are not Directors

William J. Johnson Jr.	\\\\\\\\\\\\\\\\\\\\\\\	Executive Vice President, Investment Product Development and Risk Management and Actuary
David A. Golino		Senior Vice President and Chief Financial Officer
Robert J. Cummings		Senior Vice President, Client Services and Sales
Brett Wollam		Senior Vice President, Marketing
Ed Cady		Vice President, Systems & Technology
Miles Mei		Treasurer
Maryann P. Crews		Illustration Actuary
Earl F. Martin		Appointed Actuary
Felicia F. Tierney		Vice President, Human Resources
Brian N. Leary		Consumer Services Officer and Chief Compliance Officer
Edward M. Shea		Vice President, General Counsel and Secretary
Jeffrey C. Wall		Assistant Vice President - Operations

The principal business address for each of the persons listed in Item 27 is 82 Devonshire Street, Boston, Massachusetts, 02109.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Information requested is incorporated herein by reference as Exhibit 26 of the original registration statement filed with the Commission on August 17, 1991 (Registration No. 33-42376) on behalf of Empire Fidelity Investments Life Variable Annuity Account A.

Item 29. Indemnification.

FMR LLC and its subsidiaries own a directors' and officers' liability reimbursement contract (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity's By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation's request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation's request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters.

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	James C. Burton	\\\\\\\\\\\\\\\\\\\\\\\	Director, Chief Executive Officer, and President
	Michael Durbin		Director
	Jeffrey Lagarce		Director
	Kathleen Murphy		Director
	Richard Lyons		Senior Vice President and Chief Financial Officer
	Jim Smith		Senior Vice President, Real Estate
	Donald St. Peter		Vice President, Real Estate
	John W. Callahan		Executive Vice President
	Tami R. Rash		Treasurer
	J. Gregory Wass		Assistant Treasurer
	Norman Ashkenas		Secretary
	David Forman		Chief Legal Officer and Secretary
	Peter D. Stahl		Assistant Secretary
	Susan Sturdy		Assistant Secretary

(c) No commissions or other compensation were received by the principal underwriter.

The address for each person named in Item 30 is 82 Devonshire Street, Boston, Massachusetts 02109.

Item 31. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 82 Devonshire Street, Boston, Massachusetts 02109.

Item 32. Management Services

Not applicable

Item 33. Fee Representation

Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable life policy offered by Fidelity Investment Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investment Life Insurance Company.

Item 34. Other

Powers of Attorney

(a) Power of Attorney for Jeffrey K. Cimini (Note 1)

(b) Power of Attorney for William R. Ebsworth (Note 1)

(c) Power of Attorney for Miles Mei (Note 1)

(d) Power of Attorney for Kathleen A. Murphy (Note 1)

(e) Power of Attorney for Rodney R. Rhoda (Note 1)

(f) Power of Attorney for Roger T. Servison (Note 1)

(g) Power of Attorney for Jon J. Skillman (Note 1)

(h) Power of Attorney for G. Michael Slovak (Note 1)

(Note 1) Incorporated by reference from Post-Effective Amendment No. 8 to this Registration Statement on Form Registration No. 333-103174, on behalf of Fidelity Investments Variable Life Account A, filed electronically on April 28, 2010.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Fidelity Investments Variable Life Account I and Fidelity Investments Life Insurance Company, have duly caused this Post- Effective Amendment No. 9 to the Registration Statement to be signed on their behalf in the city of Boston and the Commonwealth of Massachusetts, on this 28th day of April, 2011.

FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/ Edward M. Shea
	Jeffrey K. Cimini		Edward M. Shea
	President		Secretary

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 28th day of April, 2011.

Signature	Title

/s/ *		)
Jeffrey K. Cimini	President and Director	)
)
/s/ *		)
William R. Ebsworth	Director	)
)
/s/ *		)
Kathleen M. Graveline	Director	)
)
/s/ *		) By:	/s/ Edward M. Shea
Peter G. Johannsen	Director	)	Edward M. Shea
		)	(Attorney-in-Fact)*
/s/ *		)
Miles Mei	Treasurer	)
)
/s/ *		)
Malcolm MacKay	Director	)
)
/s/ *		)
Kathleen A. Murphy	Director	)
)
/s/ *		)
Rodney R. Rohda	Director	)
)
/s/ *		)
Roger T. Servison	Director	)
)
/s/ *		) By:	/s/ Edward M. Shea
Jon J. Skillman	Director	)	Edward M. Shea
		)	(Attorney-in-Fact)*
/s/ *		)
G. Michael Slovak	Director	)